ONE GROUP(R) INVESTMENT TRUST
                               ANNUAL REPORT
                               For the year ended December 31, 2001

                                           [ONE GROUP INVESTMENTS LOGO]

                               MID CAP GROWTH PORTFOLIO
                               MID CAP VALUE PORTFOLIO
                               DIVERSIFIED MID CAP PORTFOLIO
                               LARGE CAP GROWTH PORTFOLIO
                               DIVERSIFIED EQUITY PORTFOLIO
                               EQUITY INDEX PORTFOLIO
                               BALANCED PORTFOLIO
                               BOND PORTFOLIO
                               GOVERNMENT BOND PORTFOLIO

                     *   INSIDE FRONT COVER IS A TRUE BLANK

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP INVESTMENT TRUST                                     DECEMBER 31, 2001

Portfolio Performance Review ...............................    2
Schedules of Portfolio Investments .........................   19
Statements of Assets and Liabilities .......................   57
Statements of Operations ...................................   59
Statements of Changes in Net Assets ........................   61
Financial Highlights .......................................   64
Notes to Financial Statements ..............................   66
Trustees and Officers.......................................   71
Report of Independent Accountants ..........................   73

                            Mid Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Mid Cap Growth Portfolio posted a total return of -10.65%.

WHAT CONTRIBUTED TO THE PERFORMANCE?
Prior to the events of September 11th, the U.S. stock market had been experiencing a difficult year as the U.S. economy flirted with recession. After the attacks, the stock market shut down for nearly a week, and selling pressure was prevalent when the markets reopened on September 17th.

Furthermore, the fallout from the burst of the technology bubble led to the contraction of the business cycle, which caused disparate corporate profitability. Earnings on mid-cap growth stocks, as measured by the S&P MidCap 400 Index*, declined approximately 11.00% in 2001. The technology sector led the slide with some of the worst declines in a decade. Energy and electric utilities stocks also suffered meaningful losses.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
As always, our primary investment strategy is to identify high-growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

Our investment themes for the year varied by sector. In technology, we maintained a defensive posture due to our beliefs that stocks were overvalued at the beginning of the year and that capital spending budgets would be cut due to the economic slowdown. This strategy was effective, primarily in the communication technology area. In the health care sector, we maintained an overweight position in biotechnology due to a strong product pipeline. Nevertheless, this strategy cost the Fund some performance because the biotech industry experienced a price/earnings ratio correction similar to the technology sector. In the consumer sector, we over-weighted select retailers and restaurant stocks, which we thought would benefit from the home refinance cycle. This strategy also reaped rewards.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
The Portfolio benefited from our stock selection in the semiconductor and communication technology sectors. Our over-weights in select top-performing stocks and under-weights in market laggards also contributed positively to relative performance. On the other hand, stocks in the media and entertainment and health care sectors offered disappointing performance.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
As of December 31, 2001, the Portfolio's top 10 holdings included IDEC Pharmaceuticals Corp. at 2.9% of the portfolio; Sungard Data Systems, Inc. at 2.2%; Electronic Arts, Inc. at 2.2%; Gilead Sciences Inc. at 2.1%; Affiliated Computer Services, Inc. at 1.9%; North Fork Bancorp, Inc. at 1.6%; Brinker International, Inc. at 1.5%; Quest Diagnostics, Inc. at 1.5%; DST Systems, Inc. at 1.4%; and Cadence Design Systems, Inc. at 1.4%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Although 2001 was a difficult year for equity investors, we believe 2002 will be better. We look for an end to the economic recession, and we expect improving earnings and an economic recovery to support higher equity prices. Nevertheless, we believe it will take time for the monetary and fiscal stimuli already injected into the system to rejuvenate businesses. In addition, how the war on terrorism unfolds may add additional uncertainty. The recent rally in cyclical stocks suggests the market is headed for a robust earnings rebound, but we believe investors should temper their expectations in anticipation of more modest profit growth. We look for the market to move up in line with the pace of earnings.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
* The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of mid-size companies in the U.S. Stock market. An investor cannot invest directly in an index.
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                            Mid Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Mid Cap Growth Portfolio  (10.65)%     16.39%        15.83%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                  Mid Cap Growth Portfolio       S&P MidCap 400/BARRA Growth Index
8/94                                                                               $ 10,000                               $ 10,000
12/94                                                                                 9,700                                 10,316
12/95                                                                                12,033                                 13,132
12/96                                                                                13,919                                 15,550
12/97                                                                                18,068                                 20,241
12/98                                                                                25,082                                 27,297
12/99                                                                                31,458                                 35,141
12/00                                                                                33,279                                 38,360
12/01                                                                                29,735                                 35,302

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Growth Portfolio is measured against the S&P Midcap 400/BARRA Growth Index, an unmanaged index representing the performance of the lowest price-to-book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

                            Mid Cap Value Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Mid Cap Value Portfolio posted a total return of 4.80%.

HOW WOULD YOU DESCRIBE THE CLIMATE FOR STOCKS IN 2001?
Domestic economic activity became more sluggish during the year, with few signs of bottoming. This slowdown, along with the associated layoffs and reduced capital spending, had a ripple effect through most U.S. companies. End-product demand fell and visibility on future earnings diminished. Faced with a barrage of uncertainty, investors pushed stock prices lower.

But toward the end of the year, a dramatic recovery started taking place. Investors grew hopeful that the economy had started turning around. Company managements reported improving visibility and order increases. The Federal Reserve's eleven rate cuts, the Federal government's tax cut and the belief that the war on terrorism was going well helped propel the economy and buoyed investors' spirits.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We focus on stocks with an "earnings catalyst," or some factor expected to improve the company's earnings growth, such as the introduction of a new product, a management turnaround or a merger.

We employed our investment approach within a fairly neutral sector stance within the context of our basic research discipline -- investing in attractively priced stocks with improving earnings growth that should lead to eventual price appreciation. We generally focus on companies with market capitalizations of less than $7 billion.

Our strategy was less effective than we would have liked in the fourth quarter. In a recovering economy, investors focus less on valuation and more on growth potential. Consequently, stocks in our benchmark with more growth qualities performed better than the value-oriented stocks in which the Portfolio was mostly invested.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Portfolio's consumer capital spending sector offered strong performance that outperformed the benchmark's consumer capital spending stocks by more than eleven percentage points. Our analysts' industry selections and timing led to the solid results. In particular, the Portfolio was positioned favorably in the housing industry, one of the market's best-performing areas. Also, the Portfolio held an under-weighted position in the automakers but an overweighted position in select auto parts suppliers.

The Fund's retail sector posted the most disappointing performance, significantly lagging the benchmark's retail stocks. The disparity was due to several out-of-benchmark holdings that did not perform as we expected, coupled with under-weights in certain benchmark stocks that performed very well. Generally, owning stocks with improving fundamentals is the key to strong performance in retail. But in 2001 stocks with the worst fundamentals performed the best. We do not think this trend will last, and we will continue to focus on stocks with the best and improving fundamentals.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
As of December 31, 2001, the Portfolio's top 10 holdings included M&T Bank Corp. at 2.0% of portfolio value; Marshall & Ilsley Corp. at 1.9%; R.J. Reynolds Tobacco Holdings, Inc at 1.7%; National Commerce Financial Co. at 1.6%; Murphy Oil Corp. at 1.6%; Weatherford International, Inc. at 1.5%; Tyson Foods, Inc. at 1.4%; Compass Bancshares, Inc. at 1.3%; American Water Works Co., Inc. at 1.3%; and Cabot Corp. at 1.3%.

                            Mid Cap Value Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We believe the old adage, "Don't fight the Fed." We respect the power of the Federal Reserve Board's eleven rate cuts and have slightly tilted the Portfolio toward companies that are more leveraged to an economic recovery. We expect mixed market signals and economic crosscurrents to lead to continued volatility early in 2002, but we also expect a slowly improving economy and modest positive returns ultimately.
This environment may be favorable to actively managed, bottom-up portfolios such as ours, because volatility creates extreme pricing, and extreme pricing equals opportunity.

/s/ Kathleen Dodd
Kathleen Cole Dodd
Managing Director of Value Team
Banc One Investment Advisors Corporation
/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                         Since
                                       Inception
                           1 Year       (5/1/97)
  Mid Cap Value
    Portfolio               4.80%        8.89%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                  Mid Cap Value Portfolio        S&P MidCap 400/BARRA Value Index
5/97                                                                             $ 10,000                                $ 10,000
12/97                                                                              11,697                                  13,146
12/98                                                                              11,309                                  13,759
12/99                                                                              11,101                                  14,079
12/00                                                                              14,200                                  18,000
12/01                                                                              14,881                                  19,286

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Value Portfolio is measured against the S&P Midcap 400/BARRA Value Index, an unmanaged index representing the performance of the lowest price-to-book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for further information about your Portfolio.

                         Diversified Mid Cap Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Diversified Mid Cap Portfolio posted a total return of -4.03%.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2001?
The growing evidence of an economic slowdown was a key influence on the stock market until terrorists attacked our country on September 11th. The immediate fallout from those horrific events pushed the economy into negative-growth territory and wreaked havoc on the financial markets. In the weeks following the attacks, market volatility was substantial as investors looked for signs of economic recovery or signs that the economic slide had bottomed. Rotating between defensive and offensive stocks was a major issue for investors for the remainder of 2001. On any promising news, investors would prop up expected winners only to push them down again after the news turned sour.

Overall, 2001 was a year of unusual murkiness -- with a high level of conflicting information. We believe it was a year to stay diversified and stay put rather than chase the latest trend.

HOW DID THESE EVENTS AFFECT PORTFOLIO PERFORMANCE?
We stayed diversified and adjusted the Portfolio's holdings only when the threat of extreme volatility was low. The Portfolio was divided evenly among growth and value stocks, and because the market shifted between industries and themes throughout the year, maintaining broad diversification helped overall performance. Nevertheless, our neutral style weighting held back the Portfolio's relative performance somewhat, particularly toward the end of the year when investors turned their attention to cyclical groups leveraged to a rebounding economy.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
We look for balance in our holdings. We seek value type stocks with some hope of value recognition and growth type stocks at a price that makes sense. Staying diversified helped the Fund's performance in 2001 as we expect it will in 2002.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
The Portfolio's holdings in the financial and capital equipment sectors posted good performance during the year. The Portfolio's health care sector showed disappointing results, primarily due to a few poorly performing stocks in the biotechnology area.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
As of December 31, 2001, the Portfolio's top 10 holdings included Sungard Data Systems, Inc. at 1.7% of Portfolio value; IDEC Pharmaceuticals Corp. at 1.6%; Electronic Arts, Inc. at 1.3%; Borg Warner Automotive, Inc. at 1.3%; First Tennessee National Corp. at 1.3%; Radian Group, Inc. at 1.3%; Symantec Corp. at 1.3%; DST Systems, Inc. at 1.3%; Everest Re Group Ltd. at 1.3%; and PepsiAmericas, Inc. at 1.2%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We look for another year of murkiness initially, but of modest positive returns ultimately. The Portfolio remains positioned in stocks of many types, as we prefer investing in several themes rather than a single one. As such, we are moving toward a multiple-front portfolio, with exposure to more aggressive holdings, economically sensitive stocks and some issues that did not do well in 2001.

/s/ Michael D. Weiner
Michael D. Weiner
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                         Diversified Mid Cap Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                                       Since
                                                     Inception
                             1 Year      5 Year      (3/30/95)
  Diversified Mid Cap
    Portfolio                (4.03)%     10.97%        13.27%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                               Diversified Mid Cap Portfolio           S&P MidCap 400 Index
3/95                                                                                $ 10,000                       $ 10,000
12/95                                                                                 11,072                         12,104
12/96                                                                                 13,788                         14,428
12/97                                                                                 17,462                         19,081
12/98                                                                                 18,317                         22,729
12/99                                                                                 20,241                         26,075
12/00                                                                                 24,177                         30,640
12/01                                                                                 23,203                         30,455

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Diversified Mid Cap Portfolio is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. stock market. This index is used by over 95% of the U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

                           Large Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Large Cap Growth Portfolio posted a total return of -20.28%.

WHAT CONTRIBUTED TO THE DOWNTURN?
Prior to the events of September 11th, the U.S. stock market had been experiencing a difficult year as the U.S. economy teetered on the brink of recession. Immediately following the terrorist attacks, the stock market was closed for nearly a week, and when the market resumed trading on September 17th selling pressure was prevalent.

The fallout from the burst of the technology bubble led to the contraction of the business cycle, which hindered corporate profitability. Earnings on large-cap growth stocks, as measured by the S&P 500 Index*, declined approximately sixteen percent in 2001. The technology sector led the slide with some of the worst declines in a decade. Energy stocks also suffered meaningful losses.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary, ongoing investment strategy is to search for good companies within industries that are growing at a faster rate than the economy. These are companies we believe have the ability to exhibit sustained growth at a defined multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

Our investment themes for the year varied by sector. In the technology sector, we felt that stocks were overvalued at the beginning of the year and that capital spending would be reduced due to the economic slowdown. As such, we held a defensive posture in technology. This strategy was effective, primarily in the communication technology area. In the health care sector, a strong product pipeline caused us to maintain an overweight position in biotechnology. But these stocks experienced a correction similar to what happened in the technology sector, despite different fundamentals. In the consumer sector, we over-weighted select retailers and restaurant stocks, which we thought would benefit from the strong home refinance cycle. This strategy also proved beneficial.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
Our stock selection in the communication technology and software sectors added to the Fund's performance. In addition, the Fund's defensive posture in technology, specifically under-weights in securities with deteriorating fundamentals, helped performance. Our choices of stocks in the retail sector also contributed positively to the Fund's return. The Fund's health care and financial stocks turned in the most disappointing performance during the year.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
As of December 31, 2001, the Portfolio's top 10 holdings included General Electric Co. at 7.8% of portfolio value; Microsoft Corp. at 5.8%; Pfizer, Inc. at 5.1%; Intel Corp. at 4.1%; Wal-Mart Stores, Inc. at 3.7%; AOL Time Warner, Inc. at 3.0%; IBM Corp. at 2.8%; Home Depot, Inc. at 2.6%, Cisco Systems, Inc. at 2.5% and Coca-Cola Co. at 2.2%.

                           Large Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

WHAT IS YOUR OUTLOOK FOR THE MARKET?
2001 proved to be a difficult year for equity investors, but we believe 2002 will be better. We look for an end to the economic recession, and we expect better earnings and an economic recovery to support higher equity prices. But, we believe it will take time for the monetary and fiscal stimuli already injected into the system to rejuvenate businesses. In addition, the unfolding war on terrorism may add additional uncertainty. The recent rally in cyclical stocks suggests the market is headed for a robust earnings rebound, but we believe investors should temper their expectations in anticipation of more modest profit growth. We look for the market to move up in line with the pace of earnings.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Large Cap Growth
    Portfolio               (20.28)%      8.15%        10.90%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                 Large Cap Growth Portfolio         Russell 1000 Growth Index
8/94                                                                               $ 10,000                          $ 10,000
12/94                                                                                10,052                            10,491
12/95                                                                                12,478                            14,392
12/96                                                                                14,558                            17,720
12/97                                                                                19,207                            23,122
12/98                                                                                27,132                            32,072
12/99                                                                                35,072                            42,707
12/00                                                                                27,021                            33,130
12/01                                                                                21,542                            26,364

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Growth Portfolio is measured against the Russell 1000 Growth Index, an unmanaged index generally representative of the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

------------
* The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                          Diversified Equity Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Diversified Equity Portfolio posted a total return of -10.61%.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2001?
The U.S. economy moving toward recession was the major theme for the year until terrorists hijacked four U.S. planes and attacked our country on September 11th. Both of these key events contributed to another negative year for the stock market. Investors jumped from theme to theme and sector to sector looking or hoping for a bottom to the market. This created above-average volatility for the 12-month period.

HOW DID THESE EVENTS AFFECT PORTFOLIO PERFORMANCE?
Investors looking for a bottom in technology shares caused several rallies and setbacks in this segment of the market. Investors looking for a bottom to the economic slide pushed up economically sensitive stocks only to send them back down again when negative news came out. We tried to maintain a well-diversified portfolio regarding risk level along with economically sensitive stocks to cope with this volatility.

We kept the Portfolio almost evenly split between growth and value stocks throughout the year. Because the market shifted between themes all year long, having broad exposure to market styles and sectors helped the Portfolio's relative performance. Nevertheless, the high-risk, high-reward rally at the end of the year melted some of the Portfolio's relative performance.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Rather than emphasizing particular market sectors or trying to time the market's next moves, we research, evaluate and select stocks on an individual basis to build a diversified portfolio. We try to purchase the most attractive stocks, or those offering great return potential relative to their level of risk, in four different styles--large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value. Ideally, we want to find the right blending of valuation and fundamentals in each stock we own.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
As of December 31, 2001, the Portfolio's top 10 holdings included General Electric Co. at 3.8% of Portfolio value; Exxon Mobil Corp. at 3.6%; Microsoft Corp. at 3.5%; Citigroup, Inc. at 3.4%; Pfizer, Inc. at 2.8%; American International Group, Inc. at 2.3%; Intel Corp. at 2.2%; Wal-Mart Stores, Inc. at 2.1%; Tyco International at 2.1%; and IBM Corp. at 1.8%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
After two-consecutive years of declines, we believe the stock market will recover in 2002, and we expect the average stock to outperform the broad-based stock market averages. We will continue to look for a combination of attractive valuations and improving fundamentals. We think we will find this combination primarily among larger-capitalization stocks, but not the biggest. We believe the second tier which has suffered the most over the last two years will have its day.

/s/ Michael D. Weiner
Michael D. Weiner
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                          Diversified Equity Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                                       Since
                                                     Inception
                             1 Year      5 Year      (3/30/95)
  Diversified Equity
    Portfolio               (10.61)%      6.00%        9.70%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                Diversified Equity Portfolio      S&P SuperComposite 1500 Index
3/95                                                                                $ 10,000                           $ 10,000
12/95                                                                                 11,764                             12,487
12/96                                                                                 13,970                             15,285
12/97                                                                                 17,712                             20,319
12/98                                                                                 20,039                             25,674
12/99                                                                                 21,869                             30,877
12/00                                                                                 20,915                             28,721
12/01                                                                                 18,695                             25,667

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Diversified Equity Portfolio is measured against the S&P 1500 SuperComposite Index, an unmanaged index consisting of those stocks making up the S&P 500, S&P Mid Cap 400, and the S&P Small Cap 600 Indices representing approximately 87% of the total US equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

                             Equity Index Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Equity Index Portfolio posted a total return of -12.34%, compared to a total return of -11.89% for the S&P 500 Index*, the unmanaged group of stocks the Portfolio seeks to track.

WHAT CONTRIBUTED TO THE DOWNTURN?
The dramatically slowing economy resulted in a decline in earnings of approximately sixteen percent. This contributed negatively to stock-market performance. Heightened volatility due to economic malaise and nervousness after the September 11th terrorist attacks also contributed to the decline. In addition, investors continued to focus on small- and mid-capitalization stocks, where they were able to find better values. This, too, was a factor in the declines among large-cap stocks, such as those represented in the S&P 500 Index.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Portfolio offered exposure to all market sectors represented in the S&P 500 Index. The retail sector was the best-performing, as consumer spending held up much better in 2001 than capital spending. Communication technology and software were the worst-performing areas, due to rampant over-capacity in communication technology and plummeting demand resulting from the weakening economy.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
Because the Portfolio seeks to track the S&P 500 Index, its holdings matched and were weighted similarly to those of the Index. As of December 31, 2001, the top 10 stock holdings included General Electric Co. at 3.7% of portfolio value; Microsoft Corp. at 3.3%; Exxon Mobil Corp. at 2.5%; Citigroup, Inc. at 2.4%; Wal-Mart Stores, Inc. at 2.4%; Pfizer, Inc. at 2.3%; Intel Corp. at 2.0%; IBM Corp. at 1.9%; American International Group, Inc. at 1.9%; and Johnson & Johnson at 1.7%.

WHAT IS YOUR OUTLOOK FOR THE U.S. STOCK MARKET?
We expect a slowly improving economy to trigger a rebound in corporate earnings. This should bode well for stock market performance, and we look for average returns in the eight percent to ten percent range to make a comeback in 2002. We will continue to seek returns comparable to those of the U.S. stock market, as represented by the S&P 500 Index.

/s/ Richard R. Jandrain
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                         Since
                                       Inception
                           1 Year       (5/1/98)
  Equity Index Portfolio  (12.34)%       1.66%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                   Equity Index Portfolio                 S&P 500 Index
5/98                                                                             $ 10,000                      $ 10,000
12/98                                                                              11,052                        11,171
12/99                                                                              13,385                        13,522
12/00                                                                              12,116                        12,291
12/01                                                                              10,621                        10,829

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

------------
* The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.

The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                               Balanced Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Balanced Portfolio posted a total return of -3.57%.

WHAT WAS THE PORTFOLIO'S ASSET ALLOCATION?
The Portfolio maintained an asset allocation of 60% stocks and 40% bonds throughout the year. This represents a normal posture for the Portfolio.

Within the stock component, we equally distributed investments between growth and value. We try to purchase the most attractive stocks, or those offering greater return potential relative to their level of risk, in four different styles--large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

The fixed income component was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2001?
The U.S. economy moving toward recession was the major theme for the year until the terrorist attacks of September 11th. Together these key events contributed to the second consecutive negative year for the stock market. Investors jumped from theme to theme and sector to sector looking for a bottom to the market. This created above-average volatility for the year.

HOW DID THESE EVENTS AFFECT STOCK PERFORMANCE?
Investors looking for a bottom in the technology sector caused several rallies and setbacks in this segment of the market. Investors looking for a bottom to the economic downturn pushed up economically sensitive stocks only to send them back down again when any negative news emerged. We tried to maintain a well-diversified portfolio regarding risk level along with economically sensitive stocks to cope with this volatility.

We kept the stock component of the Portfolio almost evenly divided between growth and value stocks throughout the year. Because the market shifted between themes all year long, having broad exposure to market styles and sectors helped the stock portfolio's relative performance. Nevertheless, the high-risk, high-reward rally at the end of the year melted some of this relative performance.

WHAT WERE THE PORTFOLIO'S LARGEST HOLDINGS?
As of December 31, 2001, the Portfolio's top 10 holdings included U.S. Treasury Bonds at 3.9% of Portfolio value; General Electric Co. at 2.3%; Exxon Mobil Corp. at 2.3%; Microsoft Corp. at 2.2%; Citigroup, Inc. at 2.1%; U.S. Treasury Strips at 2.1%; Pfizer, Inc. at 1.8%; American International Group, Inc. at 1.5%; Intel Corp. at 1.4%; and Wal-Mart Stores, Inc. at 1.3%.

HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET IN 2001?
Faced with a dramatically slowing economy, the Federal Reserve Board ("The Fed") started 2001 with an aggressive easing of monetary policy in hopes of avoiding a recession. The Fed's rapid action helped the spread sectors (non-Treasury sectors), particularly the corporate and asset-backed markets. Mortgage-backed security spreads also tightened, but their performance lagged behind that of the other sectors due to the increased refinancing fears and the high levels of interest rate volatility still present in the markets. (Spreads refer to the differences in yield between Treasury securities and non-Treasury sectors. When spreads tighten, yields on non-Treasury sectors decline and prices increase relative to Treasury securities.)

The economy showed little improvement in the second and third quarters, and the Fed continued to reduce short-term rates. A flight to quality ensued after the terrorist attacks of September 11th, and agency securities were the prime beneficiaries. The fourth quarter began with signs that the terrorist attacks had deepened the global recession. The Fed and other worldwide central banks reduced interest rates dramatically. And as the quarter progressed, increased government spending along with early success in the war increased optimism that the economy soon would improve. Interest rates increased, and mortgage and corporate securities performed well during this period. The rise in rates relaxed the refinancing boom that had affected the mortgage sector's performance earlier in the year. Corporate bonds rebounded as general economic expectations improved.

                               Balanced Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

WHAT WAS YOUR FIXED INCOME STRATEGY?
We maintained a heavy concentration in mortgage-backed, corporate and asset-backed bonds, due to the yield advantages these securities provided compared to Treasuries. Within the mortgage-backed and corporate bond sectors, our strategy involved focusing on undervalued securities.

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?
After two-consecutive years of declines, we believe the stock market will recover in 2002, and we expect the average stock to outperform the broad-based stock market averages. We will continue to look for a combination of attractive valuations and improving fundamentals. We think we will find this combination primarily among larger-capitalization stocks, which have suffered the most over the last two years.

In the bond market, we believe volatility may continue, but at a lower magnitude. The market has already discounted an economic recovery, so the downside risk on long-term rates may be minimal. It is likely that long-term rates may not change much, as long as economic influences are not too negative. We expect the spread sectors to perform well, and we believe the substantial yield advantages available on longer-term securities make it worthwhile to extend along the yield curve. We plan to maintain broad diversification, and we will consider increasing the portfolio's corporate exposure if the risk/return tradeoff is favorable. We expect to continue purchasing undervalued securities in all sectors.

/s/ Michael D. Weiner
Michael D. Weiner
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Balanced Portfolio         (3.57)%      9.19%        10.30%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                       Balanced Portfolio             S&P 500 Index
8/94                                                             $ 10,000                  $ 10,000
12/94                                                               9,867                    10,154
12/95                                                              11,909                    13,969
12/96                                                              13,329                    17,177
12/97                                                              16,382                    22,908
12/98                                                              19,509                    29,454
12/99                                                              21,109                    35,651
12/00                                                              21,457                    32,405
12/01                                                              20,692                    28,553

                                                    Lipper Balanced Funds Index
8/94                                                                   $ 10,000
12/94                                                                     9,956
12/95                                                                    12,434
12/96                                                                    14,057
12/97                                                                    16,910
12/98                                                                    19,462
12/99                                                                    21,210
12/00                                                                    21,717
12/01                                                                    21,013

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Balanced Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper Balanced Funds Index is a blended index consisting of both stocks and bonds with a typical stock-to-bond ratio of around 60% to 40%.

------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                                 Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Bond Portfolio posted a total return of 8.85%.

HOW WOULD YOU CHARACTERIZE BOND MARKET PERFORMANCE IN 2001?
Faced with a dramatically slowing economy, the Federal Reserve Board ("the Fed") started 2001 with an aggressive easing of monetary policy in hopes of avoiding a recession. The Fed's rapid action helped the spread sectors (non-Treasury sectors), particularly the corporate and asset-backed markets. Mortgage-backed security spreads also tightened, but their performance lagged behind that of the other sectors due to the increased refinancing fears and the high levels of interest rate volatility still present in the markets. (Spreads refer to the differences in yield between Treasury securities and non-Treasury sectors. When spreads tighten, yields on non-Treasury sectors decline and prices increase relative to Treasury securities.)

The economy showed little improvement in the second and third quarters, and the Fed continued to reduce short-term rates. A flight to quality ensued after the terrorist attacks of September 11th, and agency securities were the prime beneficiaries. The fourth quarter began with signs that the terrorist attacks had deepened the global recession. The Fed and other worldwide central banks reduced interest rates dramatically. And as the quarter progressed, increased government spending along with early success in the war increased optimism that the economy soon would improve. Interest rates increased, and mortgage and corporate securities performed well during this period. The rise in rates relaxed the refinancing boom that had affected the mortgage sector's performance earlier in the year. Corporate bonds rebounded as general economic expectations improved.

WHAT FACTORS INFLUENCED PORTFOLIO PERFORMANCE?
The Fund's performance benefited from the general decline in market yields and from our sector and security strategies. In particular, security selection within the mortgage market was a positive factor on overall performance. Also, the Fund's inverse floaters--particularly those that started the year at a discounted price--generally performed well, as they benefited from the steep decline in short-term interest rates. (An inverse floater is a type of mortgage security offering an adjustable rate of interest that moves in the opposite direction as a particular interest-rate index.)

WHAT WERE YOUR PRIMARY INVESTMENT STRATEGIES FOR THE YEAR?
Our ongoing strategy is to outperform the Lehman Aggregate Bond Index*. We did this by keeping our interest rate risk similar to that of the Index. We also over-weighted high quality mortgage- and asset-backed securities because of their significantly higher yield and potential higher return versus Treasuries. We also over-weighted these sectors relative to corporate bonds, because we can often find mortgage-and asset-backed securities with similar yields as lower-rated corporate bonds. Nevertheless, we started to add to our corporate bond holdings at the end of the year. We felt the yield advantages relative to Treasuries had gotten wide enough to justify taking on the incremental credit risk. We also spent a lot of time on security selection within the various sectors during the year in order to enhance the Fund's return without taking on any more incremental risk.

In general, our strategies were successful, as the mortgage- and asset-backed securities we held performed well during the year. But, our under-weighting of corporate bonds was a slightly negative influence on relative performance, because spreads generally tightened throughout the year.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
It appears the Fed's easing cycle may be coming to an end. Volatility may continue into 2002, but we expect it to be less severe than it was in 2001. Until there is a dramatic change in the prospects for the economy or inflation, our outlook is for intermediate- and long-term rates to remain in a trading range. The market already has discounted an economic recovery, so the downside risk on long-term rates may be minimal. It's likely that long-term rates may not change much, as long as economic influences are not too negative.

                                 Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

We plan to keep the Fund's interest rate risk similar to that of the benchmark, and we expect to continue over-weighting the spread sectors. In particular, we plan to focus on mortgage-backed securities. We have increased the Fund's corporate position from a year ago, and we will continue to do so as long as we feel we are getting compensated for the additional risk. We also think the 15-year area of the yield curve should offer good value, and we may continue to overweight that portion of the curve.

As always, we will continue to seek individual security opportunities in all market sectors.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                         Since
                                       Inception
                           1 Year       (5/1/97)
  Bond Portfolio            8.85%        7.74%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                       Bond Portfolio
5/97                                                                         $ 10,000
12/97                                                                          10,826
12/98                                                                          11,762
12/99                                                                          11,585
12/00                                                                          12,999
12/01                                                                          14,162

                                                              Lehman Brothers Aggregate Bond Index
5/97                                                                                      $ 10,000
12/97                                                                                       10,864
12/98                                                                                       11,808
12/99                                                                                       11,712
12/00                                                                                       13,073
12/01                                                                                       14,176

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

------------
* The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities. An investor cannot invest directly in an index.
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                           Government Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2001

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2001, the Government Bond Portfolio posted a total return of 7.05%.

HOW WOULD YOU CHARACTERIZE THE BOND MARKET OF 2001?
Faced with a dramatically slowing economy, the Federal Reserve Board ("the Fed") started 2001 with an aggressive easing of monetary policy in hopes of avoiding a recession. The Fed's rapid action helped the spread sectors (non-Treasury sectors), particularly the corporate and asset-backed markets. Mortgage-backed security spreads also tightened, but their performance lagged behind that of the other sectors due to the increased refinancing fears and the high levels of interest rate volatility still present in the markets. (Spreads refer to the differences in yield between Treasury securities and non-Treasury sectors. When spreads tighten, yields on non-Treasury sectors decline and prices increase relative to Treasury securities.)

The economy showed little improvement in the second and third quarters, and the Fed continued to reduce short-term rates. A flight to quality ensued after the terrorist attacks of September 11th, and agency securities were the prime beneficiaries. The fourth quarter began with signs that the terrorist attacks had deepened the global recession. The Fed and other worldwide central banks reduced interest rates dramatically. And as the quarter progressed, increased government spending along with early success in the war increased optimism that the economy soon would improve. Interest rates increased, and mortgage and corporate securities performed well during this period. The rise in rates relaxed the refinancing boom that had affected the mortgage sector's performance earlier in the year. Corporate bonds rebounded as general economic expectations improved.

HOW DID THE PORTFOLIO PERFORM IN THIS CLIMATE?
The Portfolio performed well, primarily due to its strong exposure to mortgage-backed securities. The significant steepening of the yield curve combined with a tightening of quality spreads contributed to the Fund's performance. Overall, investors favored higher-quality securities during 2001, and the Fund benefited from that sentiment.

WHAT WAS THE PORTFOLIO'S PRIMARY INVESTMENT STRATEGY?
The Portfolio's ongoing strategy is to maximize total return while maintaining a stable duration of approximately five years. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.) We attempt to do this by investing only in securities that are directly or indirectly guaranteed by the U.S. government.

Our goal is to maximize return primarily from income by investing a significant portion of the Portfolio in mortgage-backed securities that represent good value. Because mortgage-backed durations tend to fluctuate with changes in interest rates, we constantly must adjust the duration of the Portfolio's holdings to maintain duration of five years. This strategy generally is successful when undervalued mortgage securities appreciate to their fair value and when interest rate volatility remains low to moderate.

HOW DID YOU MANAGE DURATION?
Because interest rates were volatile during the year, controlling the Portfolio's duration was somewhat difficult. Given that we hold a significant number of mortgage-backed securities (which see their durations rise as interest rates increase and fall when rates drop), we must balance the cost of maintaining a stable duration with the potential for under-performance if the duration is allowed to drift. In periods of high interest rate volatility, it is more costly to maintain a stable duration. But, because the potential exists for even higher volatility, maintaining duration becomes imperative. For the year, the Portfolio's duration remained close to its five-year target.

                           Government Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2001

WHAT IS YOUR OUTLOOK FOR THE MARKET?
It appears the Fed's easing cycle may be coming to an end. Volatility may continue into 2002, but we expect it to be less severe than it was in 2001. Until there is a dramatic change in the prospects for the economy or inflation, our outlook is for intermediate- and long-term rates to remain in a trading range. The market already has discounted an economic recovery, so the downside risk on long-term rates may be minimal. It's likely that long-term rates may not change much, as long as economic influences are not too negative.
We expect the spread sectors to perform well, and we believe the substantial yield advantages available on longer-term securities make it worthwhile to extend along the yield curve.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2001

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Government Bond
    Portfolio                 7.05%       6.85%        7.02%

                                               VALUE OF $10,000 INVESTMENT
                                         [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                     GOVERNMENT BOND          LEHMAN BROTHERS GOV'T     LIPPER GENERAL U.S. GOV'T
                                                        PORTFOLIO                  BOND INDEX                  FUND INDEX
                                                     ---------------          ---------------------     -------------------------
8/94                                                      10000                       10000                       10000
12/94                                                      9910                        9895                        9864
12/95                                                     11564                       11710                       11535
12/96                                                     11875                       12035                       11784
12/97                                                     13023                       13189                       12859
12/98                                                     13977                       14488                       13868
12/99                                                     13794                       14164                       13499
12/00                                                     15449                       16040                       15104
12/01                                                     16538                       17200                       16112

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Government Bond Portfolio is measured against the Lehman Brothers Government Bond Index, an unmanaged market weighted index that encompasses U.S. treasury and agency securities with maturities between five and ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

                                                  MARKET
 SHARES           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS (97.1%):
Business Equipment & Services (13.7%):
  33,710    Affiliated Computer Services,
              Inc., Class A (b) .............  $  3,577,642
  47,310    Apollo Group, Inc., Class A
              (b) ...........................     2,129,423
  72,510    BJ Services Co. (b) .............     2,352,950
  26,440    Catalina Marketing Corp. (b) ....       917,468
  32,995    ChoicePoint, Inc. (b) ...........     1,672,517
  21,060    CSG Systems International,
              Inc.(b) .......................       851,877
  54,140    DST Systems, Inc. (b) ...........     2,698,879
  16,230    Education Management Corp.
              (b) ...........................       588,338
  16,505    Fiserv, Inc. (b) ................       698,492
  25,150    Herman Miller, Inc. .............       595,049
  31,830    Jack Henry & Assoc., Inc. .......       695,167
  18,780    Jacobs Engineering Group,
              Inc. (b) ......................     1,239,480
  48,990    Manpower, Inc. ..................     1,651,453
  55,100    McData Corp., Class A (b) .......     1,349,950
  29,960    Reynolds & Reynolds Co., Class
              A .............................       726,530
  30,030    Sotheby's Holdings, Inc.,
              Class A (b) ...................       498,798
 145,910    SunGard Data Systems, Inc.
              (b) ...........................     4,221,175
                                               ------------
                                                 26,465,188
                                               ------------

Capital Goods (4.1%):
  26,080    American Standard Cos., Inc.
              (b) ...........................     1,779,438
  44,750    Diebold, Inc. ...................     1,809,690
   9,280    Fastenal Co. ....................       616,470
  33,280    Flowserve Corp. (b) .............       885,581
  13,820    HON Industries, Inc. ............       382,123
  18,070    SPX Corp. (b) ...................     2,473,784
                                               ------------
                                                  7,947,086
                                               ------------

Consumer Durable (1.6%):
  23,700    Gentex Corp. (b) ................       633,501
  32,810    Mohawk Industries, Inc. (b) .....     1,800,613
  27,800    Sonoco Products Co. .............       738,924
                                               ------------
                                                  3,173,038
                                               ------------

Consumer Non-Durable (4.1%):
  75,820    Dial Corp. ......................     1,300,313
  63,670    Hormel Foods Corp. ..............     1,710,813
  17,420    Jones Apparel Group, Inc. (b) ...       577,821
  50,840    McCormick & Co., Inc. ...........     2,133,755
  40,500    Smithfield Foods, Inc. (b) ......       892,620
  18,500    Timberland Co., Class A (b) .....       685,980
  14,342    Tootsie Roll Industries .........       560,485
                                               ------------
                                                  7,861,787
                                               ------------

Consumer Services (5.6%):
  21,400    Coach, Inc. (b) .................       834,172
  52,580    Dun & Bradstreet Corp. (b) ......     1,856,074

                                                  MARKET
 SHARES           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
  19,960    Entercom Communications
              Corp. (b) .....................  $    998,000
  45,860    Reader's Digest Assoc., Inc.
              Class A .......................     1,058,449
  26,540    Scholastic Corp. (b) ............     1,335,758
  24,750    Valassis Communications, Inc.
              (b) ...........................       881,595
   2,920    Washington Post Co. .............     1,547,600
   6,360    Weight Watchers Int'l, Inc.
              (b) ...........................       215,095
  70,390    Westwood One, Inc. (b) ..........     2,115,220
                                               ------------
                                                 10,841,963
                                               ------------

Financial Services (9.7%):
  18,980    Arthur J. Gallagher & Co. .......       654,620
  40,180    Certegy, Inc. (b) ...............     1,374,960
  32,290    Eaton Vance Corp. ...............     1,147,910
  38,390    First Tennessee National
              Corp. .........................     1,392,021
  17,950    Investors Financial Services
              Corp. .........................     1,188,470
  41,950    Legg Mason, Inc. ................     2,096,661
  24,700    National Commerce Financial
              Co. ...........................       624,910
  31,795    Neuberger Berman, Inc. ..........     1,395,801
  94,200    North Fork Bancorp, Inc. ........     3,013,457
  45,310    SEI Investments Co. .............     2,043,934
  41,630    TCF Financial Corp. .............     1,997,407
  19,990    Waddell & Reed Financial, Inc.,
              Class A .......................       643,678
  15,780    Westamerica Bancorp .............       624,415
  22,300    Willis Group Holdings Ltd.
              (b) ...........................       525,165
                                               ------------
                                                 18,723,409
                                               ------------

Health Care (23.3%):
  32,660    Apogent Technologies, Inc.
              (b) ...........................       842,628
  19,590    Barr Laboratories, Inc. (b) .....     1,554,662
  43,360    Beckman Coulter, Inc. ...........     1,920,848
  26,390    COR Therapeutics, Inc. (b) ......       631,513
  27,400    Covance, Inc. (b) ...............       621,980
  48,130    Cytyc Corp. (b) .................     1,256,193
  33,420    Dentsply International, Inc. ....     1,677,684
  26,600    Edwards Lifesciences Corp.
              (b) ...........................       734,958
  50,840    Express Scripts, Inc., Class A
              (b) ...........................     2,377,278
  17,430    First Health Group Corp. (b) ....       431,218
   9,400    Genzyme Corp. (b) ...............       562,684
  60,580    Gilead Sciences, Inc. (b) .......     3,981,317
  25,110    ICN Pharmaceuticals, Inc. .......       841,185
  80,750    IDEC Pharmaceuticals Corp.
              (b) ...........................     5,566,097
  90,947    IVAX Corp. (b) ..................     1,831,673
  34,150    Lincare Holdings, Inc. (b) ......       978,398
  22,440    MedImmune, Inc. (b) .............     1,040,094
  93,070    Millennium Pharmaceuticals,
              Inc. (b) ......................     2,281,146
  56,120    Mylan Laboratories, Inc. ........     2,104,500
  43,700    Oxford Health Plans, Inc. (b) ...     1,317,118

                                       19
Continued

One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

                                                  MARKET
 SHARES           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Care, continued:
  17,990    Patterson Dental Co. (b) ........  $    736,331
  68,080    Protein Design Labs, Inc. (b) ...     2,233,024
  39,080    Quest Diagnostics, Inc. (b) .....     2,802,426
  37,150    Sepracor, Inc. (b) ..............     2,119,779
  31,470    Steris Corp. (b) ................       574,957
  46,860    Universal Health Services, Inc.,
              Class B (b) ...................     2,004,671
  35,060    Vertex Pharmaceuticals, Inc.
              (b) ...........................       862,125
  26,240    VISX, Inc. (b) ..................       347,680
  11,780    Waters Corp. (b) ................       456,475
                                               ------------
                                                 44,690,642
                                               ------------

Multi-Industry (1.0%):
  20,760    Mid-Cap 400 Depository
              Receipt .......................     1,926,528
                                               ------------

Raw Materials (1.4%):
  10,730    Cabot Microelectronics Corp.
              (b) ...........................       850,353
  14,470    Ferro Corp. .....................       373,326
  48,890    Solutia, Inc. ...................       685,438
  21,620    Valspar Corp. ...................       856,151
                                               ------------
                                                  2,765,268
                                               ------------

Retail (7.5%):
  47,480    Abercrombie & Fitch Co.,
              Class A (b) ...................     1,259,644
  34,770    American Eagle Outfitters, Inc.
              (b) ...........................       909,931
  22,760    Bed Bath & Beyond, Inc. (b) .....       771,564
  19,270    BJ's Wholesale Club, Inc. (b) ...       849,807
  94,865    Brinker International, Inc.
              (b) ...........................     2,823,182
  41,670    CDW Computer Centers, Inc.
              (b) ...........................     2,238,096
  52,850    Dollar Tree Stores, Inc. (b) ....     1,633,594
  14,220    Lands' End, Inc. (b) ............       713,275
  22,140    Outback Steakhouse, Inc. (b) ....       758,295
  30,770    Papa John's International, Inc.
              (b) ...........................       845,560
  18,850    Ross Stores, Inc. ...............       604,708
  25,330    Williams-Sonoma, Inc. (b) .......     1,086,657
                                               ------------
                                                 14,494,313
                                               ------------
Technology (22.5%):
  12,190    Advent Software, Inc. (b) .......       608,891
 119,180    Cadence Design Systems, Inc.
              (b) ...........................     2,612,425
  34,820    Cirrus Logic, Inc. (b) ..........       460,320
  33,510    Cree Research, Inc. (b) .........       987,205
  47,100    Cypress Semiconductor Corp.
              (b) ...........................       938,703
  26,890    DeVry, Inc. (b) .................       765,021
  70,330    Electronic Arts, Inc. (b) .......     4,216,283
  44,840    Fairchild Semiconductor Corp.
              (b) ...........................     1,264,488
  13,210    FEI Co. (b) .....................       416,247
  56,530    Integrated Device Technology,
              Inc. (b) ......................     1,503,133

                                                  MARKET
 SHARES           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
  21,910    Internet Security, Inc. (b) .....  $    702,435
  23,385    Investment Technology Group
              (b) ...........................       913,652
  24,150    Keane, Inc. (b) .................       435,425
  25,340    L-3 Communications Holdings,
              Inc. (b) ......................     2,280,599
  54,270    Lam Research Corp. (b) ..........     1,260,149
  42,410    Lattice Semiconductor Corp.
              (b) ...........................       872,374
  88,280    Legato Systems, Inc. (b) ........     1,144,992
  21,790    LTX Corp. (b) ...................       456,283
  38,860    Macrovision Corp. (b) ...........     1,368,649
  18,600    Mentor Graphics Corp. (b) .......       438,402
  49,160    Micrel, Inc. (b) ................     1,289,467
  62,470    Microchip Technology, Inc.
              (b) ...........................     2,420,087
  39,460    National Instruments Corp.
              (b) ...........................     1,478,172
  74,810    Networks Associates, Inc. (b) ...     1,933,839
  16,280    Plantronics, Inc. (b) ...........       417,419
  11,950    Plexus Corp. (b) ................       317,392
  28,720    Polycom, Inc. (b) ...............       978,490
  80,050    Rational Software Corp. (b) .....     1,560,975
  18,840    Retek, Inc. (b) .................       562,751
  64,830    RF Micro Devices, Inc. (b) ......     1,246,681
  47,380    Semtech Corp. (b) ...............     1,690,992
  33,980    Symantec Corp. (b) ..............     2,253,893
  22,730    Synopsys, Inc. (b) ..............     1,342,661
  48,950    Titan Corp. (b) .................     1,221,303
  40,180    TriQuint Semiconductor, Inc.
              (b) ...........................       492,607
  29,110    Wind River Systems, Inc. (b) ....       521,360
                                               ------------
                                                 43,373,765
                                               ------------

Transportation (1.5%):
  39,620    C.H. Robinson Worldwide, Inc. ...     1,145,612
  28,990    Expeditors International of
              Washington, Inc. ..............     1,650,981
                                               ------------
                                                  2,796,593
                                               ------------
Utilities (1.1%):
  42,110    DPL, Inc. .......................     1,014,009
  31,330    Equitable Resources, Inc. .......     1,067,413
                                               ------------
                                                  2,081,422
                                               ------------
  Total Common Stocks                           187,141,002
                                               ------------
INVESTMENT COMPANIES (2.3%):
4,423,344   One Group Prime Money Market
              Fund, Class I .................     4,423,344
                                               ------------
  Total Investment Companies                      4,423,344
                                               ------------
                 Total (Cost $191,471,081)(a)  $191,564,346
                                               ============

                                       20
Continued

One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

------------
Percentages indicated are based on net assets of $192,707,798.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 19,517,544
                   Unrealized depreciation......................   (19,424,279)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $     93,265
                                                                  ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.
See notes to financial statements.

One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
-----------   ---------------------------------  -----------
COMMON STOCKS (99.2%):
Business Equipment & Services (2.0%):
      7,200   Acxiom Corp. (b) ................  $   125,784
     19,100   Checkfree Corp. (b) .............      343,800
     17,300   KEMET Corp. (b) .................      307,075
      6,200   Manpower, Inc. ..................      209,002
     10,300   Pittston Brink's Group ..........      227,630
      8,000   Reynolds & Reynolds Co., Class
                A .............................      194,000
      9,200   Viad Corp. ......................      217,856
                                                 -----------
                                                   1,625,147
                                                 -----------
Capital Goods (4.9%):
     20,900   Cooper Cameron Corp. (b) ........      843,524
      6,400   Diebold, Inc. ...................      258,816
      8,400   Flowserve Corp. (b) .............      223,524
     20,500   Hubbell, Inc., Class B ..........      602,290
      8,000   Martin Marietta Materials,
                Inc. ..........................      372,800
     15,200   Teleflex, Inc. ..................      719,112
     16,300   Trinity Industries, Inc. ........      442,871
     15,100   York International Corp. ........      575,761
                                                 -----------
                                                   4,038,698
                                                 -----------
Consumer Durable (3.0%):
     13,400   Arvinmeritor, Inc. ..............      263,176
     10,400   Borg Warner, Inc. ...............      543,400
      8,500   ITT Industries, Inc. ............      429,250
     21,100   Lear Corp. (b) ..................      804,754
     21,500   Republic Services, Inc. (b) .....      429,355
                                                 -----------
                                                   2,469,935
                                                 -----------
Consumer Non-Durable (8.0%):
      6,816   Dean Foods Co. (b) ..............      464,831
     23,500   Dole Food Co., Inc. .............      630,505
     29,000   Energizer Holdings, Inc. (b) ....      552,450
     12,600   Lennar Corp. ....................      589,932
     14,400   Mead Corp. ......................      444,816
     19,220   Packaging Corporation of
                America (b) ...................      348,843
      4,600   Payless Shoesource, Inc. (b) ....      258,290
     55,000   PepsiAmericas, Inc. .............      759,000
     24,700   RJ Reynolds Tobacco
                Holdings, Inc. ................    1,390,610
    101,109   Tyson Foods, Inc., Class A ......    1,167,809
                                                 -----------
                                                   6,607,086
                                                 -----------
Consumer Services (5.2%):
     35,400   Belo Corp., Class A .............      663,750
     14,600   Callaway Golf Co. ...............      279,590
     25,500   Emmis Communications
                Corp. (b) .....................      602,820
     29,400   Hispanic Broadcasting
                Corp. (b) .....................      749,700

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
-----------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     11,100   International Speedway Corp.,
                Class A .......................  $   434,010
      8,500   Lee Enterprises, Inc. ...........      309,145
      8,500   Media General, Inc. .............      423,555
     21,000   Park Place Entertainment
                Corp. (b) .....................      192,570
     29,800   Six Flags, Inc. (b) .............      458,324
      7,600   Sylvan Learning Systems,
                Inc. (b) ......................      167,732
                                                 -----------
                                                   4,281,196
                                                 -----------
Energy (8.7%):
     18,957   El Paso Corp. ...................      845,672
     21,200   ENSCO International, Inc. .......      526,820
     12,200   Great Plains Energy, Inc. .......      307,440
     28,700   Hanover Compressor Co. (b) ......      724,962
     15,500   Murphy Oil Corp. ................    1,302,620
     35,500   Pennzoil-Quaker State Co. .......      512,975
     37,000   Pioneer Natural Resources
                Co. (b) .......................      712,620
      8,100   Smith International, Inc. (b) ...      434,322
     11,200   Ultramar Diamond
                Shamrock Corp. ................      554,176
     33,100   Weatherford International,
                Inc. (b) ......................    1,233,306
                                                 -----------
                                                   7,154,913
                                                 -----------
Financial Services (27.6%):
     22,100   A.G. Edwards, Inc. ..............      976,157
      5,800   Ace Ltd. ........................      232,870
     19,300   AmeriCredit Corp. (b) ...........      608,915
     33,700   Astoria Financial Corp. .........      891,702
     32,100   Banknorth Group, Inc. ...........      722,892
      5,900   Bear Stearns Co., Inc. ..........      345,976
     17,600   City National Corp. .............      824,560
     38,590   Compass Bancshares, Inc. ........    1,092,097
      6,560   Countrywide Credit Industries,
                Inc. ..........................      268,763
     13,000   Cullen/Frost Bankers, Inc. ......      401,440
     95,300   E*Trade Group, Inc. (b) .........      976,825
     12,800   Everest Re Group Ltd. ...........      904,960
      8,500   Fidelity National Financial,
                Inc. ..........................      210,800
     12,100   GATX Corp. ......................      393,492
     27,700   GreenPoint Financial Corp. ......      990,275
      8,600   Independence Community Bank
                Corp. .........................      195,736
     11,900   LaBranche & Co., Inc. (b) .......      410,074
      2,900   Lehman Brothers Holding, Inc. ...      193,720
     22,100   M & T Bank Corp. ................    1,609,985
     25,000   Marshall & Ilsley Corp. .........    1,582,000
     20,500   Mercantile Bankshares Corp. .....      882,320

                                       22
Continued

One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
-----------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     22,300   Metris Cos., Inc. ...............  $   573,333
     54,100   National Commerce
                Financial Co. .................    1,368,730
     18,000   New Plan Excel Realty Trust .....      342,900
     18,200   New York Community Bancorp ......      416,234
     32,400   Old Republic International
                Corp. .........................      907,524
     23,200   Pacific Century Financial
                Corp. .........................      600,648
     14,500   PMI Group, Inc. .................      971,645
     22,900   Protective Life Corp. ...........      662,497
      8,500   Prudential Financial, Inc.
                (b) ...........................      282,115
     21,400   Radian Group, Inc. ..............      919,130
     48,000   Sovereign Bancorp, Inc. .........      587,520
     15,800   Webster Financial Corp. .........      498,174
                                                 -----------
                                                  22,846,009
                                                 -----------
Health Care (2.9%):
     17,800   Health Net, Inc. (b) ............      387,684
     34,100   Incyte Genomics, Inc. (b) .......      662,904
     18,100   Omnicare, Inc. ..................      450,328
      6,900   Trigon Healthcare, Inc. (b) .....      479,205
      8,600   Universal Health Services, Inc.,
                Class B (b) ...................      367,908
                                                 -----------
                                                   2,348,029
                                                 -----------
Raw Materials (5.7%):
     18,800   AK Steel Holding Corp. ..........      213,944
     15,800   Bowater, Inc. ...................      753,660
     29,400   Cabot Corp. .....................    1,049,580
      2,443   Cabot Microelectronics Corp.
                (b) ...........................      193,608
     52,800   Crompton Corp. ..................      475,200
     14,700   Cytec Industries, Inc. (b) ......      396,900
      9,800   Ferro Corp. .....................      252,840
     21,100   Lubrizol Corp. ..................      740,399
      7,300   Rayonier, Inc. ..................      368,431
      7,200   Valspar Corp. ...................      285,120
                                                 -----------
                                                   4,729,682
                                                 -----------
Retail (2.5%):
     12,400   Barnes & Noble, Inc. (b) ........      367,040
     10,100   Bed Bath & Beyond, Inc. (b) .....      342,390
     15,300   Borders Group, Inc. (b) .........      303,552
      9,500   Furniture Brands International,
                Inc. (b) ......................      304,190
      7,500   Longs Drug Stores, Inc. .........      175,350
      8,500   Neiman-Marcus Group, Inc.,
                Class A (b) ...................      264,095

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
-----------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Retail, continued:
     28,300   Saks, Inc. (b) ..................  $   264,322
                                                 -----------
                                                   2,020,939
                                                 -----------
Shelter (1.6%):
     42,100   Clayton Homes, Inc. .............      719,910
     15,400   Pentair, Inc. ...................      562,254
                                                 -----------
                                                   1,282,164
                                                 -----------
Technology (10.2%):
     17,600   Adtran, Inc. (b) ................      449,152
     25,800   Advanced Fibre Communication,
                Inc. (b) ......................      455,886
     26,200   Arrow Electronics, Inc. (b) .....      783,380
    121,200   Ascential Software Corp. (b) ....      490,860
     90,200   Atmel Corp. (b) .................      664,774
     27,500   Avnet, Inc. .....................      700,425
     10,000   Avocent Corp. (b) ...............      242,500
     38,700   Ceridian Corp. (b) ..............      725,625
     14,200   Credence Systems Corp. (b) ......      263,694
     10,800   Dycom Industries, Inc. (b) ......      180,468
     21,700   Enterasys Networks, Inc. (b) ....      192,045
     10,200   Harris Corp. ....................      311,202
     10,600   International Rectifier Corp.
                (b) ...........................      369,728
     18,300   Quantum Corp.-DLT &
                Storage (b) ...................      180,255
     13,200   SanDisk Corp. (b) ...............      190,080
     30,200   Storage Technology Corp. (b) ....      624,234
     36,700   Sybase, Inc. (b) ................      578,392
     11,100   Tech Data Corp. (b) .............      480,408
     26,400   Vishay Intertechnology, Inc.
                (b) ...........................      514,800
                                                 -----------
                                                   8,397,908
                                                 -----------
Transportation (2.0%):
      8,200   Alexander & Baldwin, Inc. .......      218,940
     20,500   CNF, Inc. .......................      687,775
      3,800   Expeditors International of
                Washington, Inc. ..............      216,410
     11,600   Southwest Airlines Co. ..........      214,368
     12,500   Swift Transportation Co., Inc.
                (b) ...........................      268,875
                                                 -----------
                                                   1,606,368
                                                 -----------
Utilities (14.9%):
      7,700   Alliant Energy Corp. ............      233,772
     25,200   American Water Works Co.,
                Inc. ..........................    1,052,100
      8,800   CenturyTel, Inc. ................      288,640
     29,900   Conectiv ........................      732,251
     39,100   Energy East Corp. ...............      742,509
     24,700   Equitable Resources, Inc. .......      841,529
      9,600   IDACORP, Inc. ...................      389,760
     15,200   Kinder Morgan, Inc. .............      846,488

                                       23
Continued

One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
-----------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     27,000   Nextel Communications, Inc.,
                Class A (b) ...................  $   295,920
     19,070   Niagara Mohawk Holdings, Inc.
                (b) ...........................      338,111
     17,900   Northeast Utilities .............      315,577
     18,100   NSTAR ...........................      811,785
     21,100   OGE Energy Corp. ................      486,988
     30,900   Potomac Electric Power Co. ......      697,413
     12,000   Puget Energy, Inc. ..............      262,680
     19,500   Scana Corp. .....................      542,685
      8,100   Telephone & Data Systems,
                Inc. ..........................      726,975
     18,400   UtiliCorp United, Inc. ..........      463,128
     20,100   Vectren Corp. ...................      481,998
     33,700   Williams Cos., Inc. .............      860,024
     37,000   Wisconsin Energy Corp. ..........      834,720
                                                 -----------
                                                  12,245,053
                                                 -----------
  Total Common Stocks                             81,653,127
                                                 -----------

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
-----------   ---------------------------------  -----------
WARRANTS (0.0%):
Financial Services (0.0%):
     22,300   Dime Bancorp, Inc. (b) ..........  $     3,345
                                                 -----------
  Total Warrants                                       3,345
                                                 -----------
REPURCHASE AGREEMENTS (0.4%):
   $293,000   State Street Bank and Trust,
                1.62%, 1/2/02 (Proceeds at
                maturity $293,026,
                collateralized by various U.S.
                Government Securities) ........      293,000
                                                 -----------
  Total Repurchase Agreements                        293,000
                                                 -----------
INVESTMENT COMPANIES (0.1%):
     94,924   One Group Prime Money Market
                Fund, Class I .................       94,924
                                                 -----------
  Total Investment Companies                          94,924
                                                 -----------
Total (Cost $76,934,234)(a)                      $82,044,396
                                                 ===========

------------
Percentages indicated are based on net assets of $82,330,602.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation .....................  $ 8,779,153
                   Unrealized depreciation .....................   (3,668,991)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 5,110,162
                                                                  ===========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.
See notes to financial statements.

One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

                                                  MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
 ------     ----------------------------------  -----------
 COMMON STOCKS (96.9%):
Business Equipment & Services (9.3%):
   5,220    Affiliated Computer Services,
              Inc., Class A (b) ..............  $   553,998
  10,770    BJ Services Co. (b) ..............      349,487
   7,760    Catalina Marketing Corp. (b) .....      269,272
  12,740    DST Systems, Inc. (b) ............      635,089
   5,970    Fiserv, Inc. (b) .................      252,650
   7,530    Jacobs Engineering Group, Inc.
              (b) ............................      496,980
  14,960    Manpower, Inc. ...................      504,302
  15,870    Office Depot, Inc. (b) ...........      294,230
   4,550    Peregrine Systems, Inc. (b) ......       67,477
  16,560    Reynolds & Reynolds Co., Class
              A ..............................      401,580
  30,440    SunGard Data Systems, Inc. (b) ...      880,628
                                                -----------
                                                  4,705,693
                                                -----------
Capital Goods (5.1%):
   5,940    American Standard Cos., Inc.
              (b) ............................      405,286
   8,190    Cooper Cameron Corp. (b) .........      330,548
  11,130    Crane Co. ........................      285,373
  10,510    IDEX Corp. .......................      362,595
   4,310    SPX Corp. (b) ....................      590,040
   8,510    Teleflex, Inc. ...................      402,608
   6,210    York International Corp. .........      236,787
                                                -----------
                                                  2,613,237
                                                -----------
Consumer Durable (3.7%):
  12,820    Borg Warner, Inc. ................      669,845
  14,950    Dana Corp. .......................      207,506
  11,430    Leggett & Platt, Inc. ............      262,890
   8,370    Mohawk Industries, Inc. (b) ......      459,346
   5,870    Snap-On, Inc. ....................      197,584
  10,580    Tower Automotive, Inc. (b) .......       95,537
                                                -----------
                                                  1,892,708
                                                -----------
Consumer Non-Durable (5.8%):
   7,960    AptarGroup, Inc. .................      278,839
  17,640    Dole Food Co., Inc. ..............      473,281
  11,790    McCormick & Co., Inc. ............      494,826
  43,940    PepsiAmericas, Inc. ..............      606,372
  10,160    RJ Reynolds Tobacco Holdings,
              Inc. ...........................      572,008
  45,710    Tyson Foods, Inc., Class A .......      527,951
                                                -----------
                                                  2,953,277
                                                -----------
Consumer Services (4.3%):
   9,860    Callaway Golf Co. ................      188,819
  29,220    Charter Communicatons, Inc.
              (b) ............................      480,085
  12,840    Hispanic Broadcasting Corp.
              (b) ............................      327,420
  13,110    New York Times Co., Class A ......      567,007
  12,100    Reader's Digest Assoc., Inc. Class
              A ..............................      279,268
  13,100    Six Flags, Inc. (b) ..............      201,478
   3,660    Univision Communications, Inc.
              (b) ............................      148,084
                                                -----------
                                                  2,192,161
                                                -----------

                                                  MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
 ------     ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Energy (4.0%):
   8,040    El Paso Corp. ....................  $   358,664
  12,150    Hanover Compressor Co. (b) .......      306,909
   6,710    Murphy Oil Corp. .................      563,909
   5,700    Nabors Industries, Inc. (b) ......      195,681
   5,480    Noble Drilling Corp. (b) .........      186,539
  11,400    Weatherford International, Inc.
              (b) ............................      424,764
                                                -----------
                                                  2,036,466
                                                -----------
Financial Services (17.9%):
  12,820    A.G. Edwards, Inc. ...............      566,259
   4,490    AMBAC Financial Group, Inc. ......      259,791
   9,780    AmeriCredit Corp. (b) ............      308,559
  13,830    AmSouth Bancorp ..................      261,387
   8,700    Associated Banc-Corp. ............      307,023
  20,400    Banknorth Group, Inc. ............      459,408
   4,100    Bear Stearns Co., Inc. ...........      240,424
   8,870    City National Corp. ..............      415,560
  21,100    Compass Bancshares, Inc. .........      597,130
   8,770    Concord EFS, Inc. (b) ............      287,481
   8,970    Everest Re Group Ltd. ............      634,179
  18,180    First Tennessee National Corp. ...      659,207
   9,490    FirstMerit Corp. .................      257,084
   7,150    GreenPoint Financial Corp. .......      255,613
  13,520    Metris Cos., Inc. ................      347,599
  12,510    National Commerce Financial
              Co. ............................      316,503
  10,830    Old Republic International
              Corp. ..........................      303,348
   4,940    PMI Group, Inc. ..................      331,029
  15,340    Radian Group, Inc. ...............      658,853
   8,850    SEI Investments Co. ..............      399,224
  10,990    Southtrust Corp. .................      271,123
   2,720    Transatlantic Holdings, Inc. .....      247,520
   6,290    Union Planters Corp. .............      283,868
  13,890    Waddell & Reed Financial, Inc.,
              Class A ........................      447,258
                                                -----------
                                                  9,115,430
                                                -----------
Health Care (12.5%):
   2,360    Allergan, Inc. ...................      177,118
   4,150    AmerisourceBergen Corp. ..........      263,733
   8,390    Beckman Coulter, Inc. ............      371,677
   6,150    Dentsply International, Inc. .....      308,730
  11,380    Edwards Lifesciences Corp. (b) ...      314,429
  10,130    Express Scripts, Inc., Class A
              (b) ............................      473,679
   2,890    Forest Laboratories, Inc. (b) ....      236,836
   8,010    Gilead Sciences, Inc. (b) ........      526,417
  10,160    Health Management Associates,
              Inc., Class A (b) ..............      186,944
  12,980    Health Net, Inc. (b) .............      282,704
  11,940    IDEC Pharmaceuticals Corp. (b) ...      823,023
  11,790    Incyte Genomics, Inc. (b) ........      229,198
  15,650    IVAX Corp. (b) ...................      315,191
  12,600    Luminex Corp. (b) ................      213,696

                                       25
Continued

One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

                                                  MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
 ------     ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
   4,810    MedImmune, Inc. (b) ..............  $   222,944
  11,440    Millennium Pharmaceuticals, Inc.
              (b) ............................      280,394
   9,290    Protein Design Labs, Inc. (b) ....      304,712
  10,110    Universal Health Services, Inc.,
              Class B (b) ....................      432,506
   9,340    Waters Corp. (b) .................      361,925
                                                -----------
                                                  6,325,856
                                                -----------
Multi-Industry (0.2%):
   2,750    Textron, Inc. ....................      114,015
                                                -----------
Raw Materials (5.1%):
   3,300    Avery Dennison Corp. .............      186,549
   9,880    Bowater, Inc. ....................      471,276
   6,140    Cabot Corp. ......................      219,198
  28,600    Crompton Corp. ...................      257,400
   9,450    Engelhard Corp. ..................      261,576
  12,530    Harsco Corp. .....................      429,779
   8,880    Lubrizol Corp. ...................      311,599
   3,710    OM Group, Inc. ...................      245,565
   4,760    Valspar Corp. ....................      188,496
                                                -----------
                                                  2,571,438
                                                -----------
Retail (3.6%):
  13,490    Abercrombie & Fitch Co., Class A
              (b) ............................      357,890
  16,990    Barnes & Noble, Inc. (b) .........      502,904
   7,230    Bed Bath & Beyond, Inc. (b) ......      245,097
  17,790    Brinker International, Inc.
              (b) ............................      529,430
   4,050    Liz Claiborne, Inc. ..............      201,488
                                                -----------
                                                  1,836,809
                                                -----------
Technology (15.7%):
   8,420    Adtran, Inc. (b) .................      214,878
  10,150    Altera Corp. (b) .................      215,383
  17,670    AMETEK, Inc. .....................      563,496
   6,560    Amkor Technology, Inc. (b) .......      105,157
   6,060    Analog Devices, Inc. (b) .........      269,003
  12,460    Arrow Electronics, Inc. (b) ......      372,554
  48,520    Atmel Corp. (b) ..................      357,592
  10,150    BMC Software, Inc. (b) ...........      166,156
  23,900    Cadence Design Systems, Inc.
              (b) ............................      523,888
  17,220    Ceridian Corp. (b) ...............      322,875
   5,900    Citrix System, Inc. (b) ..........      133,694
   3,530    Comverse Technology, Inc. (b) ....       78,966
  11,250    Electronic Arts, Inc. (b) ........      674,438
   2,700    L-3 Communications Holdings, Inc.
              (b) ............................      243,000

                                                  MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
 ------     ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Technology, continued:
  13,790    Lam Research Corp. (b) ...........  $   320,204
   4,420    Lexmark International, Inc.
              (b) ............................      260,780
   7,300    Linear Technology Corp. ..........      284,992
  11,380    Microchip Technology, Inc. (b) ...      440,861
   5,930    Microtune, Inc. (b) ..............      139,118
  10,710    Parametric Technology Corp.
              (b) ............................       83,645
  15,250    Rational Software Corp. (b) ......      297,375
  10,070    RF Micro Devices, Inc. (b) .......      193,646
  21,330    Sanmina Corp. (b) ................      424,467
   9,760    Symantec Corp. (b) ...............      647,381
  10,280    Symbol Technologies, Inc. ........      163,246
   5,870    Teradyne, Inc. (b) ...............      176,922
   9,600    TriQuint Semiconductor, Inc.
              (b) ............................      117,696
   9,670    Vishay Intertechnology, Inc.
              (b) ............................      188,565
                                                -----------
                                                  7,979,978
                                                -----------
Transportation (1.0%):
   6,740    Alaska Air Group, Inc. (b) .......      196,134
   9,300    CNF, Inc. ........................      312,015
                                                -----------
                                                    508,149
                                                -----------
Utilities (8.7%):
  11,090    Allegheny Energy, Inc. ...........      401,679
   5,420    Cinergy Corp. ....................      181,191
   6,860    Constellation Energy Group,
              Inc. ...........................      182,133
   4,290    Dynegy, Inc. .....................      109,395
  20,830    Energy East Corp. ................      395,562
   4,570    Entergy Corp. ....................      178,733
  10,670    Equitable Resources, Inc. ........      363,527
   5,690    First Energy Corp. ...............      199,036
   5,740    Kinder Morgan, Inc. ..............      319,661
  24,900    Northeast Utilities ..............      438,986
   8,350    Pinnacle West Capital Corp. ......      349,448
  12,450    Potomac Electric Power Co. .......      280,997
   6,470    Scana Corp. ......................      180,060
   5,910    Telephone & Data Systems, Inc. ...      530,422
  13,150    Wisconsin Energy Corp. ...........      296,664
                                                -----------
                                                  4,407,494
                                                -----------
  Total Common Stocks                            49,252,711
                                                -----------
INVESTMENT COMPANIES (2.6%):
1,297,187   One Group Prime Money Market
              Fund, Class I ..................    1,297,187
                                                -----------
  Total Investment Companies                      1,297,187
                                                -----------
Total (Cost $49,714,234)(a)                     $50,549,898
                                                ===========

                                       26
Continued

One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

------------
Percentages indicated are based on net assets of $50,784,786.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 5,951,942
                   Unrealized depreciation......................   (5,116,278)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $   835,664
                                                                  ===========

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.

See notes to financial statements.

One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

                                                   MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
 COMMON STOCKS (98.6%):
Business Equipment & Services (3.6%):
  41,550    Automatic Data Processing,
              Inc. ...........................  $  2,447,295
  18,520    eBay, Inc. (b) ...................     1,238,988
  29,700    Electronic Data Systems Corp. ....     2,035,935
  26,390    First Data Corp. .................     2,070,296
  19,860    Paychex, Inc. ....................       692,121
  20,570    SunGard Data Systems, Inc. (b) ...       595,090
  19,550    Yahoo, Inc. (b) ..................       346,817
                                                ------------
                                                   9,426,542
                                                ------------
Capital Goods (8.8%):
  13,780    Black & Decker Corp. .............       519,919
 502,230    General Electric Co. .............    20,129,378
  17,890    Molex, Inc. ......................       553,696
  27,050    Tyco International Ltd. ..........     1,593,245
                                                ------------
                                                  22,796,238
                                                ------------
Consumer Durable (0.6%):
  17,280    Harley-Davidson, Inc. ............       938,477
  14,950    Lear Corp. (b) ...................       570,193
                                                ------------
                                                   1,508,670
                                                ------------
Consumer Non-Durable (5.6%):
 120,640    Coca-Cola Co. ....................     5,688,175
   7,810    Colgate Palmolive Co. ............       451,028
  47,504    PepsiCo, Inc. ....................     2,312,970
  85,270    Philip Morris Co. ................     3,909,630
  80,700    Sysco Corp. ......................     2,115,954
                                                ------------
                                                  14,477,757
                                                ------------
Consumer Services (4.9%):
 241,525    AOL Time Warner, Inc. (b) ........     7,752,952
   7,710    Clear Channel Communications,
              Inc. (b) .......................       392,516
  10,960    Comcast Corp., Class A (b) .......       394,560
  50,820    Interpublic Group of Cos.,
              Inc. ...........................     1,501,223
  10,640    McGraw-Hill Co., Inc. ............       648,827
  16,960    Univision Communications,
              Inc. (b) .......................       686,202
  27,670    Viacom, Inc., Class B (b) ........     1,221,631
                                                ------------
                                                  12,597,911
                                                ------------
Energy (1.5%):
  29,830    Baker Hughes, Inc. ...............     1,087,900
  33,720    El Paso Corp. ....................     1,504,249
  23,010    Hanover Compressor Co. (b) .......       581,233
  16,130    Weatherford International,
              Inc. (b) .......................       601,004
                                                ------------
                                                   3,774,386
                                                ------------
Financial Services (7.9%):
  11,650    AMBAC Financial Group, Inc. ......       674,069
  68,800    American International Group,
              Inc. ...........................     5,462,719
  33,730    Bank of New York Co., Inc. .......     1,376,184

                                                   MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
  22,600    Capital One Financial Corp. ......  $  1,219,270
  92,940    Charles Schwab Corp. .............     1,437,782
  49,250    Citigroup, Inc. ..................     2,486,140
  22,570    Concord EFS, Inc. (b) ............       739,845
  25,380    Fifth Third Bancorp ..............     1,556,555
  36,770    Freddie Mac ......................     2,404,758
   8,770    Goldman Sachs Group, Inc. (b) ....       813,418
   7,410    Household International, Inc. ....       429,335
  12,430    Merrill Lynch & Co., Inc. ........       647,852
  16,990    Moody's Corp. ....................       677,221
   7,780    USA Education, Inc. ..............       653,676
                                                ------------
                                                  20,578,824
                                                ------------
Health Care (26.3%):
  30,430    Abbott Laboratories ..............     1,696,473
  21,400    Allergan, Inc. ...................     1,606,070
  81,290    American Home Products Corp. .....     4,987,953
  18,240    AmerisourceBergen Corp. ..........     1,159,152
  72,480    Amgen, Inc. (b) ..................     4,090,771
  46,560    Baxter International, Inc. .......     2,497,013
  38,580    Biomet, Inc. .....................     1,192,122
  77,600    Bristol-Myers Squibb Co. .........     3,957,600
  10,590    Cardinal Health, Inc. ............       684,749
  40,020    Eli Lilly & Co. ..................     3,143,171
  22,050    Forest Laboratories, Inc. (b) ....     1,806,998
   8,910    Genzyme Corp. (b) ................       533,353
  15,220    Guidant Corp. (b) ................       757,956
  27,820    HCA-The Healthcare Corp. .........     1,072,183
  33,430    Human Genome Sciences,
              Inc. (b) .......................     1,127,260
  25,010    IDEC Pharmaceuticals Corp. (b) ...     1,723,939
  84,850    Johnson & Johnson ................     5,014,634
  36,840    MedImmune, Inc. (b) ..............     1,707,534
  81,000    Medtronic, Inc. ..................     4,148,010
  56,010    Merck & Co., Inc. ................     3,293,388
 334,875    Pfizer, Inc. .....................    13,344,768
  88,490    Pharmacia Corp. ..................     3,774,099
  40,320    Protein Design Labs, Inc. (b) ....     1,322,496
  61,200    Schering-Plough Corp. ............     2,191,572
  35,770    Waters Corp. (b) .................     1,386,088
                                                ------------
                                                  68,219,352
                                                ------------
Retail (10.3%):
  34,290    Bed Bath & Beyond, Inc. (b) ......     1,162,431
   7,840    Best Buy Co., Inc. (b) ...........       583,923
  35,470    Brinker International, Inc.
              (b) ............................     1,055,587
  20,130    Costco Wholesale Corp. (b) .......       893,369
 131,170    Home Depot, Inc. .................     6,690,982
  22,500    Kohl's Corp. (b) .................     1,584,900
  37,860    Lowe's Cos., Inc. ................     1,757,083
  45,190    Target Corp. .....................     1,855,050
 165,080    Wal-Mart Stores, Inc. ............     9,500,354

                                       28
Continued

One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

                                                   MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail, continued:
  48,570    Walgreen Co. .....................  $  1,634,866
                                                ------------
                                                  26,718,545
                                                ------------
Technology (27.0%):
 154,010    ADC Telecommunications,
              Inc. (b) .......................       708,446
  23,050    Agilent Technologies, Inc. (b) ...       657,156
  17,760    Altera Corp. (b) .................       376,867
  11,370    Analog Devices, Inc. (b) .........       504,714
  54,420    Applied Materials, Inc. (b) ......     2,182,242
  34,470    BMC Software, Inc. (b) ...........       564,274
  13,350    Brocade Communications Systems,
              Inc. (b) .......................       442,152
 353,420    Cisco Systems, Inc. (b) ..........     6,400,436
  62,440    Citizens Communications
              Co. (b) ........................       665,610
  28,430    Citrix System, Inc. (b) ..........       644,224
 113,230    Dell Computer Corp. (b) ..........     3,077,591
   9,170    Electronic Arts, Inc. (b) ........       549,742
  98,720    EMC Corp. (b) ....................     1,326,797
  60,590    IBM Corp. ........................     7,328,966
 335,850    Intel Corp. ......................    10,562,482
  12,120    Jabil Circuit, Inc. (b) ..........       275,366
  22,310    KLA-Tencor Corp. (b) .............     1,105,684
  19,280    Lam Research Corp. (b) ...........       447,682
  13,750    Linear Technology Corp. ..........       536,800
  19,850    Macrovision Corp. (b) ............       699,117
   4,140    Maxim Integrated Products,
              Inc. (b) .......................       217,391
  54,380    Micromuse, Inc. (b) ..............       815,700
  16,810    Micron Technology, Inc. (b) ......       521,110
 228,110    Microsoft Corp. (b) ..............    15,112,287

                                                   MARKET
 SHARES            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
  15,420    Novellus Systems, Inc. (b) .......  $    608,319
 192,160    Oracle Corp. (b) .................     2,653,730
 103,610    Parametric Technology
              Corp. (b) ......................       809,194
  28,660    PeopleSoft, Inc. (b) .............     1,152,132
   7,620    Qlogic Corp. (b) .................       339,166
  52,360    Qualcomm, Inc. (b) ...............     2,644,180
 155,810    Sun Microsystems, Inc. (b) .......     1,916,463
   7,090    Symantec Corp. (b) ...............       470,280
   7,810    Teradyne, Inc. (b) ...............       235,393
 101,831    Texas Instruments, Inc. ..........     2,851,268
  17,640    VeriSign, Inc. (b) ...............       671,026
   8,650    Xilinx, Inc. (b) .................       337,783
                                                ------------
                                                  70,411,770
                                                ------------
Utilities (2.1%):
 107,950    AT&T Wireless Services,
              Inc. (b) .......................     1,551,242
  62,900    Nextel Communications, Inc.,
              Class A (b) ....................       689,384
  22,170    SBC Communications, Inc. .........       868,399
  57,540    Sprint Corp., PCS Group (b) ......     1,404,551
  38,700    Williams Cos., Inc. ..............       987,624
                                                ------------
                                                   5,501,200
                                                ------------
  Total Common Stocks                            256,011,195
                                                ------------
INVESTMENT COMPANIES (1.4%):
3,529,112   One Group Prime Money Market Fund,
              Class I ........................     3,529,112
                                                ------------
  Total Investment Companies                       3,529,112
                                                ------------
Total (Cost $289,671,865)(a)                    $259,540,307
                                                ============

------------
Percentages indicated are based on net assets of $259,557,326.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation .....................  $ 18,877,139
                   Unrealized depreciation .....................   (49,008,697)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $(30,131,558)
                                                                  ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.
See notes to financial statements.

One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                         MARKET
 AMOUNT           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
 COMMON STOCKS (96.3%):
Business Equipment & Services (2.7%):
  15,410    Automatic Data Processing,
              Inc............................  $    907,649
  20,400    Electronic Data Systems Corp.....     1,398,420
  21,740    Paychex, Inc.....................       757,639
   8,970    United Parcel Service, Inc.,
              Class B........................       488,865
                                               ------------
                                                  3,552,573
                                               ------------
Capital Goods (7.8%):
   9,330    Cooper Cameron Corp. (b).........       376,559
  19,810    Crane Co.........................       507,928
 121,970    General Electric Co..............     4,888,558
  13,220    Johnson Controls, Inc............     1,067,515
   4,900    SPX Corp. (b)....................       670,810
  45,570    Tyco International Ltd...........     2,684,073
                                               ------------
                                                 10,195,443
                                               ------------
Consumer Durable (2.3%):
  16,470    Danaher Corp.....................       993,305
  16,880    General Motors Corp..............       820,368
  14,890    Lear Corp. (b)...................       567,905
   7,920    Whirlpool Corp...................       580,774
                                               ------------
                                                  2,962,352
                                               ------------
Consumer Non-Durable (7.3%):
  39,850    Coca-Cola Co.....................     1,878,928
  30,010    ConAgra Foods, Inc...............       713,338
  17,440    Dole Food Co., Inc...............       467,915
  20,600    General Mills, Inc...............     1,071,406
  16,940    Interstate Bakeries Corp.........       409,609
  10,090    Kimberly-Clark Corp..............       603,382
  16,050    Kraft Foods, Inc.................       546,182
  14,670    McDonald's Corp..................       388,315
  41,700    Philip Morris Co.................     1,911,945
   9,310    Procter & Gamble Co..............       736,700
  26,920    Sysco Corp.......................       705,842
                                               ------------
                                                  9,433,562
                                               ------------
Consumer Services (5.1%):
  72,500    AOL Time Warner, Inc. (b)........     2,327,249
  20,070    Comcast Corp., Class A (b).......       722,520
  14,250    Omnicom Group, Inc...............     1,273,238
  38,590    Viacom, Inc., Class B (b)........     1,703,749
  27,360    Walt Disney Co...................       566,899
                                               ------------
                                                  6,593,655
                                               ------------
Energy (5.9%):
  11,732    ChevronTexaco Corp...............     1,051,305
  17,310    El Paso Corp.....................       772,199
 120,330    Exxon Mobil Corp.................     4,728,968
  15,110    Hanover Compressor Co. (b).......       381,679
   8,550    Murphy Oil Corp..................       718,542
                                               ------------
                                                  7,652,693
                                               ------------

 SHARES
   OR
PRINCIPAL                                         MARKET
 AMOUNT           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Financial Services (17.2%):
  22,750    American Express Co..............  $    811,948
  38,250    American International Group,
              Inc............................     3,037,049
  25,610    Bank of America Corp.............     1,612,150
  19,546    Charter One Financial, Inc.......       530,674
  88,310    Citigroup, Inc...................     4,457,888
  41,010    FleetBoston Financial Corp.......     1,496,865
  36,980    Freddie Mac......................     2,418,491
  16,010    Hartford Financial Services
              Group, Inc.....................     1,005,908
  26,890    JP Morgan Chase & Co.............       977,452
  11,360    Marsh & McLennan Co..............     1,220,632
  25,560    Morgan Stanley Dean Witter &
              Co.............................     1,429,826
  10,830    Pacific Century Financial
              Corp...........................       280,389
  36,750    Southtrust Corp..................       906,623
  10,900    SunTrust Banks, Inc..............       683,430
  12,420    Waddell & Reed Financial, Inc.,
              Class A........................       399,924
  27,230    Wells Fargo & Co.................     1,183,144
                                               ------------
                                                 22,452,393
                                               ------------
Health Care (13.9%):
  22,460    Abbott Laboratories..............     1,252,145
  26,400    American Home Products Corp......     1,619,904
  23,440    Amgen, Inc. (b)..................     1,322,954
  24,930    Baxter International, Inc........     1,336,996
  35,420    Bristol-Myers Squibb Co..........     1,806,419
   6,970    Cigna Corp.......................       645,771
  17,070    Johnson & Johnson................     1,008,837
  16,580    MedImmune, Inc. (b)..............       768,483
  26,540    Medtronic, Inc...................     1,359,113
  15,780    Merck & Co., Inc.................       927,864
  92,030    Pfizer, Inc......................     3,667,395
  12,400    Pharmacia Corp...................       528,860
  25,180    Schering-Plough Corp.............       901,696
  23,430    Waters Corp. (b).................       907,913
                                               ------------
                                                 18,054,350
                                               ------------
Multi-Industry (1.1%):
  18,740    Honeywell International, Inc.....       633,787
   7,120    Minnesota Mining &
              Manufacturing Co...............       841,655
                                               ------------
                                                  1,475,442
                                               ------------
Raw Materials (2.5%):
  34,190    Alcoa, Inc.......................     1,215,455
  14,080    Cabot Corp.......................       502,656
  32,140    Crompton Corp....................       289,260
  18,990    Cytec Industries, Inc. (b).......       512,730
  17,100    Sigma-Aldrich Corp...............       673,911
                                               ------------
                                                  3,194,012
                                               ------------

                                       30
Continued

One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                         MARKET
 AMOUNT           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
 Retail (6.6%):
  14,720    Bed Bath & Beyond, Inc. (b)......  $    499,008
  31,110    Brinker International, Inc.
              (b)............................       925,834
  28,790    Home Depot, Inc..................     1,468,578
  34,390    Limited, Inc.....................       506,221
  20,340    Target Corp......................       834,957
  12,660    Tricon Global Restaurants, Inc.
              (b)............................       622,872
  48,290    Wal-Mart Stores, Inc.............     2,779,089
  29,570    Walgreen Co......................       995,326
                                               ------------
                                                  8,631,885
                                               ------------
Shelter (0.8%):
  20,070    Georgia-Pacific Corp.............       554,133
  11,900    Pentair, Inc.....................       434,469
                                               ------------
                                                    988,602
                                               ------------
Technology (14.8%):
  62,110    ADC Telecommunications, Inc.
              (b)............................       285,706
  20,360    Applied Materials, Inc. (b)......       816,436
       1    Avaya, Inc. (b)..................            12
  72,510    Cisco Systems, Inc. (b)..........     1,313,156
  11,620    Comverse Technology, Inc. (b)....       259,939
  16,710    Dell Computer Corp. (b)..........       454,178
  21,750    EMC Corp. (b)....................       292,320
  24,890    Hewlett-Packard Co...............       511,241
  19,800    IBM Corp.........................     2,395,008
  90,890    Intel Corp.......................     2,858,490
  13,840    Linear Technology Corp...........       540,314
  67,700    Microsoft Corp. (b)..............     4,485,124
  26,590    Motorola, Inc....................       399,382
  51,120    Oracle Corp. (b).................       705,967
  17,060    Qualcomm, Inc. (b)...............       861,530
  16,010    Rational Software Corp. (b)......       312,195
  22,880    Sun Microsystems, Inc. (b).......       281,424
   9,390    Symantec Corp. (b)...............       622,839
  20,600    Symbol Technologies, Inc.........       327,128
  25,140    Texas Instruments, Inc...........       703,920
  28,040    Xerox Corp.......................       292,177
  16,040    Xilinx, Inc. (b).................       626,362
                                               ------------
                                                 19,344,848
                                               ------------

 SHARES
   OR
PRINCIPAL                                         MARKET
 AMOUNT           SECURITY DESCRIPTION            VALUE
---------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities (8.3%):
  21,800    AT&T Corp........................  $    395,452
  14,700    CenturyTel, Inc..................       482,160
  16,810    CMS Energy Corp..................       403,944
  14,620    Dynegy, Inc......................       372,810
  21,230    Energy East Corp.................       403,158
  12,320    First Energy Corp................       430,954
  18,650    FPL Group, Inc...................     1,051,860
  13,130    Kinder Morgan, Inc...............       731,210
  28,690    Pinnacle West Capital Corp.......     1,200,677
  23,060    Qwest Communications
              International, Inc.............       325,838
  57,900    SBC Communications, Inc..........     2,267,942
  24,720    Verizon Communications...........     1,173,211
  20,980    Williams Cos., Inc...............       535,410
  70,240    WorldCom, Inc. (b)...............       988,979
                                               ------------
                                                 10,763,605
                                               ------------
  Total Common Stocks                           125,295,415
                                               ------------
INVESTMENT COMPANIES (3.6%):
4,620,699   One Group Prime Money Market
              Fund, Class I..................     4,620,699
                                               ------------
  Total Investment Companies                      4,620,699
                                               ------------
REPURCHASE AGREEMENTS (0.2%):
$243,000    State Street Bank and Trust,
              1.62%, 1/2/02 (Proceeds at
              maturity $243,022,
              collateralized by various U.S.
              Government Securities).........       243,000
                                               ------------
  Total Repurchase Agreements                       243,000
                                               ------------
Total (Cost $137,004,805)(a)                   $130,159,114
                                               ============

------------
Percentages indicated are based on net assets of $130,009,131.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 11,504,376
                   Unrealized depreciation......................   (18,350,067)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $ (6,845,691)
                                                                  ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.
See notes to financial statements.

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
 COMMON STOCKS (98.6%):
Business Equipment & Services (2.2%):
   1,912    Allied Waste Industries, Inc.
              (b) ............................  $     26,883
   5,985    Automatic Data Processing,
              Inc. ...........................       352,523
   1,647    Cintas Corp. .....................        79,056
   1,653    Computer Sciences Corp. (b) ......        80,964
   1,670    Convergys Corp. (b) ..............        62,608
     647    Deluxe Corp. .....................        26,902
   4,602    Electronic Data Systems Corp. ....       315,467
   1,406    Equifax, Inc. ....................        33,955
   3,703    First Data Corp. .................       290,500
   1,817    Fiserv, Inc. (b) .................        76,895
   1,781    H & R Block, Inc. ................        79,611
   3,296    Novell, Inc. (b) .................        15,129
   1,403    NVIDIA Corp. (b) .................        93,861
   2,980    Office Depot, Inc. (b) ...........        55,249
   3,633    Paychex, Inc. ....................       126,610
   2,367    Pitney Bowes, Inc. ...............        89,023
   1,100    R.R. Donnelley & Sons Co. ........        32,659
   1,702    Robert Half International, Inc.
              (b) ............................        45,443
     552    Ryder Systems, Inc. ..............        12,227
   1,296    Sabre Group Holdings, Inc. (b) ...        54,886
   1,100    Sapient Corp. (b) ................         8,492
   6,094    Waste Management, Inc. ...........       194,460
   5,529    Yahoo, Inc. (b) ..................        98,084
                                                ------------
                                                   2,251,487
                                                ------------
Capital Goods (6.7%):
     775    Black & Decker Corp. .............        29,241
   8,129    Boeing Co. .......................       315,243
   3,332    Caterpillar, Inc. ................       174,097
     909    Cooper Industries, Inc. ..........        31,742
     550    Crane Co. ........................        14,102
     377    Cummins Engine, Inc. .............        14,530
   2,279    Deere & Co. ......................        99,501
   1,965    Dover Corp. ......................        72,843
   4,154    Emerson Electric Co. .............       237,193
  96,365    General Electric Co. .............     3,862,309
   2,958    Illinois Tool Works, Inc. ........       200,316
   1,631    Ingersoll-Rand Co. ...............        68,192
     847    Johnson Controls, Inc. ...........        68,395
   1,900    Molex, Inc. ......................        58,805
     577    Navistar International Corp. .....        22,792
     745    Paccar, Inc. .....................        48,887
   1,138    Parker-Hannifin Corp. ............        52,246
   1,634    PPG Industries, Inc. .............        84,510
   1,726    Thermo Electron Corp. (b) ........        41,182
  19,366    Tyco International Ltd. ..........     1,140,657
   4,548    United Technologies Corp. ........       293,937
     908    W.W. Grainger, Inc. ..............        43,584
                                                ------------
                                                   6,974,304
                                                ------------
Consumer Durable (1.4%):
   1,046    AutoZone, Inc. (b) ...............        75,103
     852    Brunswick Corp. ..................        18,540

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Consumer Durable, continued:
     664    Cooper Tire & Rubber Co. .........  $     10,597
   1,442    Dana Corp. .......................        20,015
   1,387    Danaher Corp. ....................        83,650
   5,438    Delphi Automotive Systems
              Corp. ..........................        74,283
   2,824    Eastman Kodak Co. ................        83,110
     673    Eaton Corp. ......................        50,078
  17,578    Ford Motor Co. ...................       276,325
   5,392    General Motors Corp. .............       262,051
   1,681    Genuine Parts Co. ................        61,693
   1,584    Goodyear Tire & Rubber Co. .......        37,715
   2,939    Harley-Davidson, Inc. ............       159,617
     858    ITT Industries, Inc. .............        43,329
   1,907    Leggett & Platt, Inc. ............        43,861
     745    Maytag Corp. .....................        23,117
     562    Snap-On, Inc. ....................        18,917
     829    Stanley Works ....................        38,607
   1,199    Visteon Corp. ....................        18,033
     650    Whirlpool Corp. ..................        47,665
                                                ------------
                                                   1,446,306
                                                ------------
Consumer Non-Durable (7.9%):
     341    Adolph Coors Co., Class B ........        18,209
     551    Alberto-Culver Co., Class B ......        24,652
     600    American Greetings Corp., Class
              A ..............................         8,268
   8,584    Anheuser-Busch Co., Inc. .........       388,083
   6,419    Archer-Daniels-Midland Co. .......        92,113
   2,293    Avon Products, Inc. ..............       106,625
     252    Ball Corp. .......................        17,816
     512    Bemis Co., Inc. ..................        25,180
     663    Brown-Forman Corp., Class B ......        41,504
   3,977    Campbell Soup Co. ................       118,793
   2,258    Clorox Co. .......................        89,304
  24,139    Coca-Cola Co. ....................     1,138,153
   4,317    Coca-Cola Enterprises, Inc. ......        81,764
   5,355    Colgate Palmolive Co. ............       309,251
   5,215    ConAgra Foods, Inc. ..............       123,961
   1,442    Fortune Brands, Inc. .............        57,089
   3,536    General Mills, Inc. ..............       183,907
  10,244    Gillette Co. .....................       342,150
   3,399    H.J. Heinz Co. ...................       139,767
   1,316    Hershey Foods Corp. ..............        89,093
     900    International Flavors &
              Fragrances, Inc. ...............        26,739
   4,678    International Paper Co. ..........       188,757
   1,218    Jones Apparel Group, Inc. (b) ....        40,401
   3,946    Kellogg Co. ......................       118,775
   5,098    Kimberly-Clark Corp. .............       304,860
  12,478    McDonald's Corp. .................       330,293
     964    Mead Corp. .......................        29,778
   2,589    Newell Rubbermaid, Inc. ..........        71,379
   1,546    Pactiv Corp. (b) .................        27,442
   2,756    Pepsi Bottling Group, Inc. .......        64,766
  16,983    PepsiCo, Inc. ....................       826,902

                                       32
Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
  21,032    Philip Morris Co. ................  $    964,317
  12,577    Procter & Gamble Co. .............       995,218
     536    Reebok International Ltd. (b) ....        14,204
   7,604    Sara Lee Corp. ...................       169,037
   1,294    SuperValu, Inc. ..................        28,623
   6,470    Sysco Corp. ......................       169,643
     564    Tupperware Corp. .................        10,857
   5,548    Unilever N V .....................       319,620
   1,606    UST, Inc. ........................        56,210
   2,186    Wm. Wrigley Junior Co. ...........       112,295
                                                ------------
                                                   8,265,798
                                                ------------
Consumer Services (4.6%):
  42,969    AOL Time Warner, Inc. (b) ........     1,379,306
   5,690    Carnival Corp. ...................       159,775
   9,527    Cendant Corp. (b) ................       186,824
   5,801    Clear Channel Communications, Inc.
              (b) ............................       295,329
   9,172    Comcast Corp., Class A (b) .......       330,192
     824    Dow Jones & Co., Inc. ............        45,098
   2,571    Gannett Co., Inc. ................       172,848
   1,073    Harrah's Entertainment, Inc.
              (b) ............................        39,712
   1,677    Hasbro, Inc. .....................        27,218
   3,585    Hilton Hotels Corp. ..............        39,148
     851    International Game Technologies
              (b) ............................        58,123
   3,666    Interpublic Group of Cos.,
              Inc. ...........................       108,294
     816    Knight-Ridder, Inc. ..............        52,983
   2,339    Marriott International, Inc.,
              Class  A .......................        95,080
   4,190    Mattel, Inc. .....................        72,068
   1,876    McGraw-Hill Co., Inc. ............       114,398
     455    Meredith Corp. ...................        16,221
   1,458    New York Times Co., Class A ......        63,059
   1,804    Omnicom Group, Inc. ..............       161,187
   1,920    Starwood Hotels & Resorts
              Worldwide, Inc. ................        57,312
   2,893    Tribune Co. ......................       108,266
   2,039    Univision Communications, Inc.
              (b) ............................        82,498
  17,214    Viacom, Inc., Class B (b) ........       759,998
  19,789    Walt Disney Co. ..................       410,028
                                                ------------
                                                   4,834,965
                                                ------------
Energy (6.5%):
     861    Amerada Hess Corp. ...............        53,813
   2,415    Anadarko Petroleum Corp. .........       137,293
   1,331    Apache Corp. .....................        66,390
     670    Ashland Co, Inc. .................        30,874
   3,260    Baker Hughes, Inc. ...............       118,892
   1,936    Burlington Resources, Inc. .......        72,677
  10,355    ChevronTexaco Corp. ..............       927,912
   6,072    Conoco, Inc. .....................       171,838
   1,223    Devon Energy Corp. ...............        47,269
   4,954    El Paso Corp. ....................       220,998

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Energy, continued:
   1,121    EOG Resources, Inc. ..............  $     43,842
  66,401    Exxon Mobil Corp. ................     2,609,558
   4,168    Halliburton Co. ..................        54,601
     973    Kerr-McGee Corp. .................        53,320
     599    McDermott International, Inc.
              (b) ............................         7,350
   3,889    Mirant Corp. (b) .................        62,302
   1,345    Nabors Industries, Inc. (b) ......        46,174
   1,284    Noble Drilling Corp. (b) .........        43,707
   3,626    Occidental Petroleum Corp. .......        96,198
   3,701    Phillips Petroleum Co. ...........       223,022
     864    Rowan Cos., Inc. (b) .............        16,736
  20,618    Royal Dutch Petroleum Co. ........     1,010,694
   5,589    Schlumberger Ltd. ................       307,116
     768    Sunoco, Inc. .....................        28,677
   3,094    Transocean Sedco Forex, Inc. .....       104,639
   2,368    Unocal Corp. .....................        85,414
   3,003    USX-Marathon Group, Inc. .........        90,090
                                                ------------
                                                   6,731,396
                                                ------------
Financial Services (17.3%):
   5,069    AFLAC, Inc. ......................       124,495
   6,921    Allstate Corp. ...................       233,238
   1,024    AMBAC Financial Group, Inc. ......        59,249
  12,951    American Express Co. .............       462,221
  25,359    American International Group,
              Inc. ...........................     2,013,504
   3,537    AmSouth Bancorp ..................        66,849
   2,613    Aon Corp. ........................        92,814
  15,272    Bank of America Corp. ............       961,371
   7,149    Bank of New York Co., Inc. .......       291,679
  11,319    Bank One Corp. ...................       442,007
   4,398    BB&T Corp. .......................       158,812
     914    Bear Stearns Co., Inc. ...........        53,597
   2,086    Capital One Financial Corp. ......       112,540
  13,266    Charles Schwab Corp. .............       205,225
   2,182    Charter One Financial, Inc. ......        59,228
   1,648    Chubb Corp. ......................       113,712
  49,941    Citigroup, Inc. ..................     2,521,021
   1,729    Comerica, Inc. ...................        99,072
   4,890    Concord EFS, Inc. (b) ............       160,294
   3,093    Conseco, Inc. (b) ................        13,795
   1,186    Countrywide Credit Industries,
              Inc. ...........................        48,590
   9,697    Fannie Mae .......................       770,911
   5,609    Fifth Third Bancorp ..............       344,000
  10,144    FleetBoston Financial Corp. ......       370,256
   2,532    Franklin Resources, Inc. .........        89,304
   6,747    Freddie Mac ......................       441,254
   1,530    Golden West Financial Corp. ......        90,041
   2,380    Hartford Financial Services Group,
              Inc. ...........................       149,535
   4,443    Household International, Inc. ....       257,427

                                       33
Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
   2,438    Huntington Bancshares, Inc. ......  $     41,909
   1,460    Jefferson-Pilot Corp. ............        67,554
   2,899    John Hancock Financial Services,
              Inc. ...........................       119,729
  19,152    JP Morgan Chase & Co. ............       696,175
   4,111    Key Corp. ........................       100,062
   2,313    Lehman Brothers Holding, Inc. ....       154,508
   1,839    Lincoln National Corp. ...........        89,320
   1,859    Loews Corp. ......................       102,951
   2,666    Marsh & McLennan Co. .............       286,462
   1,441    MBIA, Inc. .......................        77,281
   8,268    MBNA Corp. .......................       291,034
   4,541    Mellon Financial Corp. ...........       170,832
   8,215    Merrill Lynch & Co., Inc. ........       428,166
   7,035    MetLife, Inc. ....................       222,869
   1,040    MGIC Investment Corp. ............        64,189
   1,514    Moody's Corp. ....................        60,348
  10,646    Morgan Stanley Dean Witter &
              Co. ............................       595,537
   5,882    National City Corp. ..............       171,990
   2,156    Northern Trust Corp. .............       129,834
   2,757    PNC Financial Services Group .....       154,943
     712    Progressive Corp. ................       106,302
   2,500    Providian Financial Corp. ........         8,875
   2,208    Regions Financial Corp. ..........        66,108
   1,240    SAFECO Corp. .....................        38,626
   3,326    Southtrust Corp. .................        82,052
   2,013    St. Paul Co., Inc. ...............        88,512
   3,158    State Street Corp. ...............       165,006
   2,148    Stilwell Financial, Inc. .........        58,469
   2,804    SunTrust Banks, Inc. .............       175,811
   2,828    Synovus Financial Corp. ..........        70,841
   1,198    T. Rowe Price Group, Inc. ........        41,607
   1,205    Torchmark Corp. ..................        47,393
  18,937    U.S. Bancorp .....................       396,351
   1,334    Union Planters Corp. .............        60,203
   2,350    UnumProvident Corp. ..............        62,299
   1,522    USA Education, Inc. ..............       127,878
  13,210    Wachovia Corp. ...................       414,266
   8,502    Washington Mutual, Inc. ..........       278,015
  16,455    Wells Fargo & Co. ................       714,970
   1,288    XL Capital, Ltd., Class A ........       117,672
     891    Zions Bancorp ....................        46,849
                                                ------------
                                                  17,999,839
                                                ------------
Health Care (14.0%):
  15,070    Abbott Laboratories ..............       840,153
   1,391    Aetna, Inc. ......................        45,889
   1,273    Allergan, Inc. ...................        95,539
  12,806    American Home Products Corp. .....       785,776
     999    AmerisourceBergen Corp. ..........        63,499
  10,149    Amgen, Inc. (b) ..................       572,810
     500    Bausch & Lomb, Inc. ..............        18,830

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Care, continued:
   5,731    Baxter International, Inc. .......  $    307,354
   2,510    Becton, Dickinson & Co. ..........        83,207
   1,436    Biogen, Inc. (b) .................        82,355
   2,617    Biomet, Inc. .....................        80,865
   3,915    Boston Scientific Corp. (b) ......        94,430
  18,782    Bristol-Myers Squibb Co. .........       957,882
     496    C.R. Bard, Inc. ..................        31,992
   4,377    Cardinal Health, Inc. ............       283,017
   1,836    Chiron Corp. (b) .................        80,490
   1,404    Cigna Corp. ......................       130,081
  10,913    Eli Lilly & Co. ..................       857,107
   1,727    Forest Laboratories, Inc. (b) ....       141,528
   2,060    Genzyme Corp. (b) ................       123,312
   2,958    Guidant Corp. (b) ................       147,308
   4,999    HCA-The Healthcare Corp. .........       192,661
   2,380    Health Management Associates,
              Inc., Class A (b) ..............        43,792
   3,808    HealthSouth Corp. (b) ............        56,435
   1,638    Humana, Inc. (b) .................        19,312
   5,287    Immunex Corp. (b) ................       146,503
   2,869    IMS Health, Inc. .................        55,974
  29,776    Johnson & Johnson ................     1,759,761
   2,384    King Pharmaceuticals, Inc. (b) ...       100,438
     994    Manor Care, Inc. (b) .............        23,568
   2,776    McKesson HBOC, Inc. ..............       103,822
   2,078    MedImmune, Inc. (b) ..............        96,315
  11,752    Medtronic, Inc. ..................       601,820
  22,081    Merck & Co., Inc. ................     1,298,362
     463    Millipore Corp. ..................        28,104
  61,025    Pfizer, Inc. .....................     2,431,845
  12,516    Pharmacia Corp. ..................       533,807
   1,161    Quintiles Transnational Corp.
              (b) ............................        18,634
  14,212    Schering-Plough Corp. ............       508,932
     845    St. Jude Medical, Inc. (b) .......        65,614
   1,908    Stryker Corp. ....................       111,370
   3,159    Tenet Healthcare Corp. (b) .......       185,496
   3,026    UnitedHealth Group, Inc. .........       214,150
   1,250    Waters Corp. (b) .................        48,438
   1,033    Watson Pharmaceuticals, Inc.
              (b) ............................        32,426
     619    Wellpoint Health Networks, Inc.
              (b) ............................        72,330
   1,881    Zimmer Holdings, Inc (b) .........        57,446
                                                ------------
                                                  14,630,779
                                                ------------
Multi-Industry (2.0%):
   9,180    Corning, Inc. ....................        81,886
   7,894    Honeywell International, Inc. ....       266,975
   3,806    Minnesota Mining & Manufacturing
              Co. ............................       449,907
  11,090    S&P 500 Depositary Receipt .......     1,266,810
   1,371    Textron, Inc. ....................        56,842
                                                ------------
                                                   2,122,420
                                                ------------

                                       34
Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
 Raw Materials (2.0%):
   2,207    Air Products and Chemicals,
              Inc. ...........................  $    103,530
   3,115    Alcan Aluminum Ltd. ..............       111,922
   8,244    Alcoa, Inc. ......................       293,074
     779    Allegheny Technologies, Inc. .....        13,048
   1,067    Avery Dennison Corp. .............        60,318
     990    B. F. Goodrich Co. ...............        26,354
   5,203    Barrick Gold Corp. ...............        82,985
   8,755    Dow Chemical Co. .................       295,744
   9,951    Du Pont (EI) de Nemours & Co. ....       423,017
     748    Eastman Chemical Co. .............        29,187
   1,241    Ecolab, Inc. .....................        49,950
   1,260    Engelhard Corp. ..................        34,877
   1,398    Freeport-McMoRan Copper & Gold,
              Inc., Class B (b) ..............        18,719
     460    Great Lakes Chemical Corp. .......        11,169
     989    Hercules, Inc. (b) ...............         9,890
   1,765    Inco Ltd. (b) ....................        29,899
   1,903    Newmont Mining Corp. .............        36,366
     755    Nucor Corp. ......................        39,985
   1,186    Pall Corp. .......................        28,535
     764    Phelps Dodge Corp. ...............        24,754
   3,187    Placer Dome, Inc. ................        34,770
   1,561    Praxair, Inc. ....................        86,245
   2,139    Rohm & Haas Co. ..................        74,074
     700    Sigma-Aldrich Corp. ..............        27,587
     479    Temple-Inland, Inc. ..............        27,174
     866    USX-U.S. Steel Group, Inc. .......        15,683
     983    Vulcan Materials Co. .............        47,125
     993    Westvaco Corp. ...................        28,251
     782    Worthington Industries, Inc. .....        11,104
                                                ------------
                                                   2,075,336
                                                ------------
Real Estate Investment Trust (0.2%):
   1,568    Cincinnati Financial Corp. .......        59,819
   4,022    Equity Office Properties Trust ...       120,982
   2,629    Equity Residential Properties
              Trust ..........................        75,479
                                                ------------
                                                     256,280
                                                ------------
Retail (7.3%):
   3,942    Albertson's, Inc. ................       124,134
   2,815    Bed Bath & Beyond, Inc. (b) ......        95,429
   2,047    Best Buy Co., Inc. (b) ...........       152,461
   1,105    Big Lots, Inc. ...................        11,492
   2,022    Circuit City Stores, Inc. ........        52,471
   4,390    Costco Wholesale Corp. (b) .......       194,828
   3,793    CVS Corp. ........................       112,273
   1,131    Darden Restaurants, Inc. .........        40,037
     800    Dillard's, Inc., Class A .........        12,800
   3,209    Dollar General Corp. .............        47,814
   1,673    Family Dollar Stores, Inc. .......        50,157
   1,870    Federated Department Stores, Inc.
              (b) ............................        76,483
   8,372    Gap, Inc. ........................       116,706

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail, continued:
  22,747    Home Depot, Inc. .................  $  1,160,324
   2,561    J.C. Penney, Inc. ................        68,891
   4,838    KMart, Inc. (b) ..................        26,415
   3,251    Kohl's Corp. (b) .................       229,000
   7,798    Kroger Co. (b) ...................       162,744
   4,160    Limited, Inc. ....................        61,235
     511    Liz Claiborne, Inc. ..............        25,422
   7,516    Lowe's Cos., Inc. ................       348,818
   2,904    May Department Stores Co. ........       107,390
   2,608    Nike, Inc., Class B ..............       146,674
   1,305    Nordstrom, Inc. ..................        26,400
   1,740    RadioShack Corp. .................        52,374
   4,872    Safeway, Inc. (b) ................       203,406
   3,131    Sears Roebuck & Co. ..............       149,161
   1,499    Sherwin-Williams Co. .............        41,223
   4,481    Staples, Inc. (b) ................        83,795
   3,701    Starbucks Corp. (b) ..............        70,504
   8,763    Target Corp. .....................       359,721
   1,418    Tiffany & Co. ....................        44,624
   2,647    TJX Cos., Inc. ...................       105,509
   1,927    Toys "R" Us, Inc. (b) ............        39,966
   1,416    Tricon Global Restaurants, Inc.
              (b) ............................        69,667
   1,077    V.F. Corp. .......................        42,014
  43,265    Wal-Mart Stores, Inc. ............     2,489,901
   9,902    Walgreen Co. .....................       333,301
   1,041    Wendy's International, Inc. ......        30,366
   1,364    Winn-Dixie Stores, Inc. ..........        19,437
                                                ------------
                                                   7,585,367
                                                ------------
Shelter (0.5%):
     563    Boise Cascade Corp. ..............        19,148
     590    Centex Corp. .....................        33,683
     778    Fluor Corp. ......................        29,097
   2,230    Georgia-Pacific Corp. ............        61,570
     488    KB Home ..........................        19,569
     900    Louisiana-Pacific Corp. ..........         7,596
   4,455    Masco Corp. ......................       109,148
     572    Pulte Corp. ......................        25,551
     813    Sealed Air Corp. (b) .............        33,187
   2,099    Weyerhaeuser Co. .................       113,513
   1,000    Willamette Industries, Inc. ......        52,120
                                                ------------
                                                     504,182
                                                ------------
Technology (17.2%):
   7,664    ADC Telecommunications, Inc.
              (b) ............................        35,254
   2,302    Adobe Systems, Inc. ..............        71,477
   3,299    Advanced Micro Devices, Inc.
              (b) ............................        52,322
   4,471    Agilent Technologies, Inc. (b) ...       127,468
   3,739    Altera Corp. (b) .................        79,342
   1,898    American Power Conversion Corp.
              (b) ............................        27,445
   3,512    Analog Devices, Inc. (b) .........       155,898

                                       35
Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
     745    Andrew Corp. (b) .................  $     16,308
   3,405    Apple Computer, Inc. (b) .........        74,570
   2,057    Applera Corp.- Applied Biosystems
              Group ..........................        80,778
   7,924    Applied Materials, Inc. (b) ......       317,752
   2,896    Applied Micro Circuits Corp.
              (b) ............................        32,783
     532    Autodesk, Inc. ...................        19,828
   2,785    Avaya, Inc. (b) ..................        33,838
   2,371    BMC Software, Inc. (b) ...........        38,813
   2,546    Broadcom Corp., Class A (b) ......       104,055
   3,176    CIENA Corp. (b) ..................        45,449
  71,200    Cisco Systems, Inc. (b) ..........     1,289,432
   2,719    Citizens Communications Co.
              (b) ............................        28,985
   1,822    Citrix System, Inc. (b) ..........        41,287
  16,444    Compaq Computer Corp. ............       160,493
   5,591    Computer Associates International,
              Inc. ...........................       192,834
   3,610    Compuware Corp. (b) ..............        42,562
   1,801    Comverse Technology, Inc. (b) ....        40,288
   2,473    Conexant Systems, Inc. (b) .......        35,512
  25,335    Dell Computer Corp. (b) ..........       688,605
  21,506    EMC Corp. (b) ....................       289,041
   3,145    Gateway, Inc. (b) ................        25,286
   1,959    General Dynamics Corp. ...........       156,015
  18,832    Hewlett-Packard Co. ..............       386,809
  16,722    IBM Corp. ........................     2,022,693
  65,153    Intel Corp. ......................     2,049,062
   2,059    Intuit, Inc. (b) .................        88,084
   1,914    Jabil Circuit, Inc. (b) ..........        43,486
  12,888    JDS Uniphase Corp. (b) ...........       111,868
   1,799    KLA-Tencor Corp. (b) .............        89,158
   1,262    Lexmark International, Inc.
              (b) ............................        74,458
   3,073    Linear Technology Corp. ..........       119,970
   4,276    Lockheed Martin Corp. ............       199,561
   3,561    LSI Logic Corp. (b) ..............        56,193
  33,141    Lucent Technologies, Inc. ........       208,457
   3,135    Maxim Integrated Products, Inc.
              (b) ............................       164,619
     803    Mercury Interactive Corp. (b) ....        27,286
   5,817    Micron Technology, Inc. (b) ......       180,327
  52,279    Microsoft Corp. (b) ..............     3,463,483
  21,605    Motorola, Inc. ...................       324,507
   1,708    National Semiconductor Corp.
              (b) ............................        52,589
     943    NCR Corp. (b) ....................        34,759
   3,214    Network Appliance, Inc. (b) ......        70,290
  31,070    Nortel Networks Corp. ............       233,025
   1,072    Northrop Grumman Corp. ...........       108,068
   1,391    Novellus Systems, Inc. (b) .......        54,875
  53,987    Oracle Corp. (b) .................       745,560
   5,514    Palm, Inc. (b) ...................        21,394
   2,548    Parametric Technology Corp.
              (b) ............................        19,900
   2,940    PeopleSoft, Inc. (b) .............       118,188
   1,196    PerkinElmer, Inc. ................        41,884

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
   1,602    PMC - Sierra, Inc. (b) ...........  $     34,059
     700    Power-One, Inc. (b) ..............         7,287
     899    Qlogic Corp. (b) .................        40,014
   7,420    Qualcomm, Inc. (b) ...............       374,710
   3,795    Raytheon Co. .....................       123,224
   1,783    Rockwell Collins .................        34,769
   1,784    Rockwell International Corp. .....        31,862
   5,056    Sanmina Corp. (b) ................       100,614
   4,488    Siebel Systems, Inc. (b) .........       125,574
   7,966    Solectron Corp. (b) ..............        89,856
  31,466    Sun Microsystems, Inc. (b) .......       387,032
   2,217    Symbol Technologies, Inc. ........        35,206
     859    Tektronix, Inc. (b) ..............        22,145
   3,980    Tellabs, Inc. (b) ................        59,541
   1,755    Teradyne, Inc. (b) ...............        52,896
  16,814    Texas Instruments, Inc. ..........       470,792
     564    Thomas & Betts Corp. .............        11,929
   1,073    TMP Worldwide, Inc. (b) ..........        46,032
   1,226    TRW, Inc. ........................        45,411
   3,098    Unisys Corp. (b) .................        38,849
   3,891    Veritas Software Corp. (b) .......       174,434
   1,849    Vitesse Semiconductor Corp.
              (b) ............................        22,983
   6,989    Xerox Corp. ......................        72,825
   3,242    Xilinx, Inc. (b) .................       126,600
                                                ------------
                                                  17,942,917
                                                ------------
Transportation (0.7%):
   1,500    AMR Corp. (b) ....................        33,255
   3,753    Burlington Northern Santa Fe
              Corp. ..........................       107,073
   2,069    CSX Corp. ........................        72,518
   1,196    Delta Airlines, Inc. .............        34,995
   2,894    FedEx Corp. (b) ..................       150,141
   3,742    Norfolk Southern Corp. ...........        68,591
   7,429    Southwest Airlines Co. ...........       137,288
   2,411    Union Pacific Corp. ..............       137,427
     600    US Airways Group, Inc. (b) .......         3,804
                                                ------------
                                                     745,092
                                                ------------
Utilities (8.1%):
   5,174    AES Corp. (b) ....................        84,595
   1,214    Allegheny Energy, Inc. ...........        43,971
   3,013    Alltel Corp. .....................       185,992
   1,336    Ameren Corp. .....................        56,513
   3,128    American Electric Power Co.,
              Inc. ...........................       136,162
  34,344    AT&T Corp. .......................       623,000
  24,562    AT&T Wireless Services, Inc.
              (b) ............................       352,956
  18,220    BellSouth Corp. ..................       695,093
   2,964    Calpine Corp. (b) ................        49,766
   1,370    CenturyTel, Inc. .................        44,936
   1,544    Cinergy Corp. ....................        51,616
   1,291    CMS Energy Corp. .................        31,023

                                       36
Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities, continued:
   2,060    Consolidated Edison, Inc. ........  $     83,142
   1,589    Constellation Energy Group,
              Inc. ...........................        42,188
   2,553    Dominion Resources, Inc. .........       153,435
   1,579    DTE Energy Co. ...................        66,223
   7,534    Duke Energy Corp. ................       295,785
   3,406    Dynegy, Inc. .....................        86,853
   3,163    Edison International, Inc. (b) ...        47,761
   2,146    Entergy Corp. ....................        83,930
   3,115    Exelon Corp. .....................       149,146
   2,889    First Energy Corp. ...............       101,040
   1,707    FPL Group, Inc. ..................        96,275
   1,350    Keyspan Corp. ....................        46,778
   1,084    Kinder Morgan, Inc. ..............        60,368
   7,749    Nextel Communications, Inc., Class
              A (b) ..........................        84,929
   1,555    Niagara Mohawk Holdings, Inc.
              (b) ............................        27,570
     435    NICOR, Inc. ......................        18,113
   2,007    NiSource, Inc. ...................        46,281
     324    Peoples Energy Corp. .............        12,289
   3,759    PG&E Corp. .......................        72,323
     822    Pinnacle West Capital Corp. ......        34,401
   1,422    PPL Corp. ........................        49,557
   2,123    Progress Energy, Inc. ............        95,599
   2,014    Public Service Enterprise Group,
              Inc. ...........................        84,971
  16,162    Qwest Communications
              International, Inc. ............       228,369
   2,894    Reliant Energy, Inc. .............        76,749

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities, continued:
  32,631    SBC Communications, Inc. .........  $  1,278,155
   1,491    Scientific Atlanta, Inc. .........        35,695
   2,011    Sempra Energy ....................        49,370
   6,748    Southern Co. .....................       171,062
   8,611    Sprint Corp., FON Group ..........       172,909
   9,568    Sprint Corp., PCS Group (b) ......       233,555
   1,355    TECO Energy, Inc. ................        35,555
   2,573    TXU Corp. ........................       121,317
  26,349    Verizon Communications ...........     1,250,524
   5,003    Williams Cos., Inc. ..............       127,677
  28,630    WorldCom, Inc. (b) ...............       403,110
   3,354    XCEL Energy, Inc. ................        93,040
                                                ------------
                                                   8,471,667
                                                ------------
  Total Common Stocks                            102,838,135
                                                ------------
U.S. TREASURY OBLIGATIONS (0.3%):
U.S. Treasury Bills (0.3%):
$ 95,000    1/17/02 (c) ......................        94,936
 220,000    2/14/02 (c) ......................       219,566
                                                ------------
  Total U.S. Treasury Obligations                    314,502
                                                ------------
INVESTMENT COMPANIES (1.5%):
1,575,865   One Group Prime Money Market Fund,
              Class I ........................     1,575,865
                                                ------------
  Total Investment Companies                       1,575,865
                                                ------------
Total (Cost $120,175,952)(a)                    $104,728,502
                                                ============

------------

Percentages indicated are based on net assets of $104,300,837.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 10,513,841
                   Unrealized depreciation......................   (25,961,291)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $(15,447,450)
                                                                  ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing securities.

(c) Serves as collateral for futures contracts.

See notes to financial statements.

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES (3.5%):
$  299,490   Advanta Mortgage Loan Trust,
               Series 98-1, Class A4, 6.42%,
               9/24/21 .......................  $    303,026
    26,611   Advanta Mortgage Loan Trust,
               Series 97-4, Class A4, 6.66%,
               3/25/22 .......................        26,801
   360,000   Advanta Mortgage Loan Trust,
               Series 97-4, Class A5, 6.72%,
               3/25/24 .......................       369,609
    33,307   Americredit Automobile
               Receivables Trust, Series 98-B,
               Class A4, 6.06%, 12/12/02 .....        33,422
   300,000   Americredit Automobile
               Receivables Trust, Series 00-A,
               Class A4, 7.29%, 12/12/06 .....       318,786
   400,253   Americredit Automobile
               Receivables Trust, Series 99-A,
               Class A4, 5.88%, 12/12/05 .....       409,389
    11,688   Arcadia Automobile Receivables
               Trust, Series 97-D, Class A3,
               6.20%, 5/15/03 ................        11,719
   150,000   Arcadia Automobile Receivables
               Trust, Series 99-B, Class A4,
               6.51%, 9/15/04 ................       154,236
   375,000   Chase Credit Card Master Trust,
               Series 98-3, Class A, 6.00%,
               8/15/05 .......................       388,783
   250,353   Chase Mortgage Finance
               Corporation, 6.25%, 2/25/10,
               Series 1994-C, Class A6 .......       254,976
     5,974   Consumer Portfolio Services,
               Series 97, Class 2A, 6.65%,
               10/15/02 ......................         5,984
   113,922   Contimortgage Home Equity Loan
               Trust, Series 98-1, Class A5,
               6.43%, 4/15/16 ................       115,504
   175,000   Discover Card Master Trust,
               Series 99-2, Class A, 5.90%,
               10/15/04 ......................       177,037
   222,824   EQCC Home Equity Loan Trust,
               Series 99-2, Class A2F, 6.22%,
               6/25/11 .......................       224,825
   387,979   EQCC Home Equity Loan Trust,
               Series 97-2, Class A7, 6.89%,
               2/15/20 .......................       401,190
   277,969   Fleetwood Credit Corp., Grantor
               Trust, Series 97-B, Class A,
               6.40%, 5/15/13 ................       288,423
   100,611   Ford Credit Auto Owner Trust,
               7.09%, 11/17/03, Series 00-A,
               Class A4 ......................       103,208

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$  105,000   Ford Credit Auto Owner Trust,
               7.15%, 1/15/05, Series 00-D,
               Class A5 ......................  $    109,595
     3,649   Green Tree Financial Corporation,
               Series 96-2, Class A3, 6.90%,
               4/15/27 .......................         3,661
   175,950   Green Tree Financial Corporation,
               Series 97-7, Class A5, 6.54%,
               7/15/29 .......................       180,681
   545,200   Green Tree Recreational,
               Equipment & Consumer Trust,
               Series 98-A, Class A1C, 6.18%,
               6/15/19 .......................       563,457
   109,719   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 98-1,
               Class A2, 5.94%, 2/15/04 ......       110,756
    82,211   Money Store Home Equity Trust,
               Series 97-D, Class AF7, 6.49%,
               12/15/38 ......................        85,080
   184,550   Nationscredit Grantor Trust,
               Series 96-1, Class A, 5.85%,
               9/15/11 .......................       190,039
   133,153   Onyx Acceptance Auto Trust,
               Series 99-A, Class A2, 5.83%,
               3/15/04 .......................       135,629
   500,000   Onyx Acceptance Auto Trust,
               Series 98-A, Class CTFS, 5.99%,
               1/15/05 .......................       502,759
     6,941   Provident Bank Equipment Lease
               Trust, Series 98-A, Class A3,
               5.60%, 4/25/06 ................         6,941
   200,000   Sears Credit Account Master
               Trust, Series 95-5, Class A,
               6.05%, 1/15/08 ................       206,892
   124,196   Sears Mortgage Funding Trust,
               Series 98-1, Class D, 9.93%,
               4/1/19 ........................       128,134
   281,410   SLM Student Loan Trust, Series
               99-1, Class A1T, 2.57%,
               4/25/08* ......................       282,250
   160,000   Standard Credit Card Trust,
               Series 93-2, Class A, 5.95%,
               10/7/04 .......................       166,561
    46,478   Union Acceptance Corp., Series
               97-B, Class A2, 6.70%,
               6/8/03 ........................        46,487
    59,432   Union Acceptance Corp., Series
               98-A, Class A4, 6.11%,
               10/8/03 .......................        59,912
   170,000   Union Acceptance Corp., Series
               99-A, Class A4, 5.70%,
               6/8/04 ........................       173,367
   225,000   WFS Financial Owner Trust, Series
               99-B, Class A4, 6.42%,
               7/20/04 .......................       232,698
                                                ------------
  Total Asset Backed Securities                    6,771,817
                                                ------------

                                       38
Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS (59.9%):
Business Equipment & Services (1.7%):
    14,480   Automatic Data Processing,
               Inc. ..........................  $    852,872
    19,160   Electronic Data Systems Corp. ...     1,313,418
    20,440   Paychex, Inc. ...................       712,334
     8,440   United Parcel Service, Inc.,
               Class B .......................       459,980
                                                ------------
                                                   3,338,604
                                                ------------
Capital Goods (4.9%):
     8,780   Cooper Cameron Corp. (b) ........       354,361
    18,610   Crane Co. .......................       477,160
   114,650   General Electric Co. ............     4,595,172
    12,430   Johnson Controls, Inc. ..........     1,003,723
     4,620   SPX Corp. (b) ...................       632,478
    42,830   Tyco International Ltd. .........     2,522,687
                                                ------------
                                                   9,585,581
                                                ------------
Consumer Durable (1.4%):
    15,470   Danaher Corp. ...................       932,996
    15,880   General Motors Corp. ............       771,768
    14,000   Lear Corp. (b) ..................       533,960
     7,440   Whirlpool Corp. .................       545,575
                                                ------------
                                                   2,784,299
                                                ------------
Consumer Non-Durable (4.4%):
    37,470   Coca-Cola Co. ...................     1,766,711
    28,160   ConAgra Foods, Inc. .............       669,363
    16,360   Dole Food Co., Inc. .............       438,939
    19,410   General Mills, Inc. .............     1,009,514
    15,940   Interstate Bakeries Corp. .......       385,429
     9,490   Kimberly-Clark Corp. ............       567,502
     9,720   Kraft Foods, Inc. ...............       330,772
    13,800   McDonald's Corp. ................       365,286
    39,270   Philip Morris Co. ...............     1,800,529
     8,760   Procter & Gamble Co. ............       693,179
    25,270   Sysco Corp. .....................       662,579
                                                ------------
                                                   8,689,803
                                                ------------
Consumer Services (3.2%):
    68,140   AOL Time Warner, Inc. (b) .......     2,187,294
    18,870   Comcast Corp., Class A (b) ......       679,320
    13,400   Omnicom Group, Inc. .............     1,197,290
    36,280   Viacom, Inc., Class B (b) .......     1,601,762
    25,720   Walt Disney Co. .................       532,918
                                                ------------
                                                   6,198,584
                                                ------------
Energy (3.7%):
    11,050   ChevronTexaco Corp. .............       990,191
    16,190   El Paso Corp. ...................       722,236
   113,100   Exxon Mobil Corp. ...............     4,444,829
    14,200   Hanover Compressor Co. (b) ......       358,692
     8,050   Murphy Oil Corp. ................  $    676,522
                                                ------------
                                                   7,192,470
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Financial Services (10.7%):
$   21,370   American Express Co. ............  $    762,695
    35,960   American International Group,
               Inc. ..........................     2,855,224
    24,080   Bank of America Corp. ...........     1,515,836
    18,359   Charter One Financial, Inc. .....       498,447
    83,010   Citigroup, Inc. .................     4,190,344
    38,550   FleetBoston Financial Corp. .....     1,407,075
    34,760   Freddie Mac .....................     2,273,304
    15,050   Hartford Financial Services
               Group, Inc. ...................       945,592
    25,280   JP Morgan Chase & Co. ...........       918,928
    10,680   Marsh & McLennan Co. ............     1,147,566
    24,020   Morgan Stanley Dean Witter &
               Co. ...........................     1,343,679
    10,180   Pacific Century Financial
               Corp. .........................       263,560
    34,530   Southtrust Corp. ................       851,855
    10,250   SunTrust Banks, Inc. ............       642,675
    11,680   Waddell & Reed Financial, Inc.,
               Class A .......................       376,096
    25,590   Wells Fargo & Co. ...............     1,111,886
                                                ------------
                                                  21,104,762
                                                ------------
Health Care (8.7%):
    21,110   Abbott Laboratories .............     1,176,883
    24,810   American Home Products Corp. ....     1,522,341
    22,040   Amgen, Inc. (b) .................     1,243,938
    23,430   Baxter International, Inc. ......     1,256,551
    33,290   Bristol-Myers Squibb Co. ........     1,697,789
     6,560   Cigna Corp. .....................       607,784
    16,060   Johnson & Johnson ...............       949,146
    15,580   MedImmune, Inc. (b) .............       722,133
    24,950   Medtronic, Inc. .................     1,277,690
    14,830   Merck & Co., Inc. ...............       872,004
    86,500   Pfizer, Inc. ....................     3,447,024
    11,660   Pharmacia Corp. .................       497,299
    23,650   Schering-Plough Corp. ...........       846,907
    22,030   Waters Corp. (b) ................       853,663
                                                ------------
                                                  16,971,152
                                                ------------
Multi-Industry (0.7%):
    17,610   Honeywell International, Inc. ...       595,570
     6,670   Minnesota Mining & Manufacturing
               Co. ...........................       788,461
                                                ------------
                                                   1,384,031
                                                ------------
Raw Materials (1.5%):
    32,130   Alcoa, Inc. .....................     1,142,221

                                       39
Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
    13,230   Cabot Corp. .....................  $    472,311
    30,200   Crompton Corp. ..................       271,800
    17,850   Cytec Industries, Inc. (b) ......       481,950
    16,070   Sigma-Aldrich Corp. .............       633,319
                                                ------------
                                                   3,001,601
                                                ------------
Retail (4.1%):
    13,830   Bed Bath & Beyond, Inc. (b) .....       468,837
    29,240   Brinker International, Inc.
               (b) ...........................       870,182
    27,050   Home Depot, Inc. ................     1,379,821
    32,310   Limited, Inc. ...................       475,603
    19,110   Target Corp. ....................       784,466
    11,900   Tricon Global Restaurants, Inc.
               (b) ...........................       585,480
    45,390   Wal-Mart Stores, Inc. ...........     2,612,194
    27,780   Walgreen Co. ....................       935,075
                                                ------------
                                                   8,111,658
                                                ------------
Shelter (0.5%):
    18,870   Georgia-Pacific Corp. ...........       521,001
    11,190   Pentair, Inc. ...................       408,547
                                                ------------
                                                     929,548
                                                ------------
Technology (9.2%):
    58,380   ADC Telecommunications, Inc.
               (b) ...........................       268,548
    19,130   Applied Materials, Inc. (b) .....       767,113
    67,780   Cisco Systems, Inc. (b) .........     1,227,496
    10,860   Comverse Technology, Inc. (b) ...       242,938
    15,700   Dell Computer Corp. (b) .........       426,726
    20,460   EMC Corp. (b) ...................       274,982
    23,390   Hewlett-Packard Co. .............       480,431
    18,600   IBM Corp. .......................     2,249,856
    85,430   Intel Corp. .....................     2,686,774
    13,010   Linear Technology Corp. .........       507,910
    63,640   Microsoft Corp. (b) .............     4,216,149
    24,990   Motorola, Inc. ..................       375,350
    47,770   Oracle Corp. (b) ................       659,704
    15,950   Qualcomm, Inc. (b) ..............       805,475
    15,050   Rational Software Corp. (b) .....       293,475
    21,510   Sun Microsystems, Inc. (b) ......       264,573
     8,790   Symantec Corp. (b) ..............       583,041
    19,270   Symbol Technologies, Inc. .......       306,008
    23,620   Texas Instruments, Inc. .........       661,360
    26,350   Xerox Corp. .....................       274,567
    15,000   Xilinx, Inc. (b) ................       585,750
                                                ------------
                                                  18,158,226
                                                ------------
Utilities (5.2%):
    20,510   AT&T Corp. ......................       372,051
    13,810   CenturyTel, Inc. ................       452,968
    15,810   CMS Energy Corp. ................  $    379,914

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities, continued:
$   13,750   Dynegy, Inc. ....................  $    350,625
    19,940   Energy East Corp. ...............       378,661
    11,580   First Energy Corp. ..............       405,068
    17,520   FPL Group, Inc. .................       988,128
    12,340   Kinder Morgan, Inc. .............       687,215
    26,980   Pinnacle West Capital Corp. .....     1,129,113
    21,690   Qwest Communications
               International, Inc. ...........       306,480
    54,430   SBC Communications, Inc. ........     2,132,023
    23,240   Verizon Communications ..........     1,102,970
    19,730   Williams Cos., Inc. .............       503,510
    66,020   WorldCom, Inc. (b) ..............       929,562
                                                ------------
                                                  10,118,288
                                                ------------
  Total Common Stocks                            117,568,607
                                                ------------
CORPORATE BONDS (10.6%):
Airlines (0.4%):
$1,000,000   United Airlines, 7.19%,
               4/1/11 ........................       871,955
                                                ------------
Banking, Finance & Insurance (4.5%):
   300,000   Associates Corp., 8.58%,
               11/23/04 ......................       331,837
   250,000   BCH Cayman Islands, 7.50%,
               6/15/05 .......................       264,429
   200,000   Capital One Bank Co., 6.88%,
               2/1/06 ........................       195,297
   500,000   CIT Group, Inc., 6.88%,
               2/16/05 .......................       530,804
   800,000   First Hawaiian, Inc., Series A,
               6.93%, 12/1/03 ................       838,058
   800,000   Ford Motor Credit Co., 7.38%,
               2/1/11 ........................       787,563
   500,000   General Electric Capital Corp.,
               8.63%, 6/15/08 ................       581,426
   250,000   GMAC, 8.25%, 2/24/04 ............       266,501
   500,000   GMAC, 7.25%, 3/2/11 .............       502,883
   300,000   Goldman Sachs Group, Inc., 7.20%,
               3/1/07 ........................       318,490
   800,000   Household Finance Corp., 8.00%,
               7/15/10 .......................       862,529
   200,000   Household Finance Corp., 6.75%,
               5/15/11 .......................       199,211
   475,000   Inter-American Development Bank,
               8.40%, 9/1/09 .................       559,822
   350,000   Metropolitan Life Insurance Co.,
               6.30%, 11/1/03 ................       364,478
   800,000   Morgan Stanley Dean Witter,
               6.75%, 4/15/11 ................       819,860
   500,000   National Rural Utilities, 6.00%,
               5/15/06 .......................       508,421

                                       40
Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
$  800,000   Nynex Capital Funding, 8.23%,
               10/15/09 ......................  $    866,702
                                                ------------
                                                   8,798,311
                                                ------------
Capital Goods (0.2%):
   300,000   Tyco International Group, 6.25%,
               6/15/03 .......................       312,201
                                                ------------
Consumer Durable (0.9%):
   350,000   Avon Products, 7.15%,
               11/15/09 ......................       372,746
   500,000   DaimlerChrysler, 7.20%,
               9/1/09 ........................       500,453
   400,000   Delphi Auto Systems Corp., 6.55%,
               6/15/06 .......................       400,844
   500,000   General Motors, 7.20%,
               1/15/11 .......................       501,747
                                                ------------
                                                   1,775,790
                                                ------------
Consumer Services (0.7%):
   495,000   Rental Car Finance, 6.45%,
               8/25/05 .......................       513,635
   300,000   Royal Caribbean Cruises, 8.75%,
               2/2/11 ........................       233,768
   600,000   Time Warner, Inc., 9.13%,
               1/15/13 .......................       712,483
                                                ------------
                                                   1,459,886
                                                ------------
Electric Utility (0.3%):
   560,000   American Electric Power Co.,
               6.13%, 5/15/06 ................       554,878
                                                ------------
Energy (0.5%):
   250,000   Occidental Petroleum Corp.,
               9.25%, 8/1/19 .................       292,259
   600,000   Union Pacific Co., 6.65%,
               1/15/11 .......................       611,798
                                                ------------
                                                     904,057
                                                ------------
Retail (0.5%):
   250,000   Dayton Hudson Corp., 7.25%,
               9/1/04 ........................       268,977
   600,000   Kroger Co., 8.05%, 2/1/10 .......       662,748
                                                ------------
                                                     931,725
                                                ------------
Technology (0.5%):
   465,000   Lockheed Martin Corp., 6.75%,
               3/15/03 .......................       482,801
   395,000   Oracle Corp., 6.72%, 2/15/04 ....       417,131
                                                ------------
                                                     899,932
                                                ------------
Telecommunications (0.3%):
   450,000   Qwest Capital Funding, 7.90%,
               8/15/10 .......................       458,512
   200,000   Southwestern Bell Telephone,
               5.98%, 10/22/07 ...............       204,748
                                                ------------
                                                     663,260
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Transportation (0.1%):
$  250,000   JB Hunt Transportation Services,
               6.25%, 9/1/03 .................  $    256,868
                                                ------------
Utilities (1.7%):
   250,000   AT&T Corp., 7.50%, 6/1/06 .......       263,909
   248,000   Columbia Gas System, 6.80%,
               11/28/05 ......................       257,544
   800,000   Exelon Corp, 6.75%, 5/1/11 ......       812,202
   900,000   Hydro Quebec, 6.52%, 2/23/06 ....       948,402
   130,000   National Rural Utilities, 7.30%,
               9/15/06 .......................       139,240
   800,000   Verizon Global Funding Corp.,
               7.25%, 12/1/10 ................       858,330
                                                ------------
                                                   3,279,627
                                                ------------
  Total Corporate Bonds                           20,708,490
                                                ------------
U.S. GOVERNMENT AGENCY MORTGAGES (14.6%):
Fannie Mae (7.2%):
    87,520   6.50%, 9/1/02, Pool #250357 .....        88,945
   575,639   7.24%, 10/1/03, Pool #73712 .....       601,958
   777,043   7.14%, 8/1/05, Pool #73166 ......       832,423
    42,113   9.00%, 11/1/06, Pool #124017 ....        44,535
   342,299   6.94%, 12/1/06, Pool #73798 .....       365,394
    75,452   6.00%, 8/25/07, Series 92-151,
               Class H .......................        76,996
   263,381   6.85%, 10/1/07, Pool #375435 ....       279,617
   294,075   6.53%, 12/1/07, Pool #375568 ....       308,321
    40,388   6.00%, 6/25/08, Series 99-19,
               Class PB ......................        40,431
   385,532   6.19%, 9/1/08, Pool #380623 .....       397,738
    99,120   8.00%, 9/1/08, Pool #190586 .....       104,073
   200,000   8.30%, 10/25/08, Series 93-197,
               Class SC, IF* .................       215,271
   704,741   6.50%, 3/25/09, Series 96-1,
               Class EZ ......................       710,331
   378,401   7.50%, 8/1/09, Pool #292020 .....       397,937
   293,742   6.50%, 4/1/13, Pool #414513 .....       300,776
   246,483   7.00%, 6/1/13, Pool #427488 .....       255,933
   200,000   6.65%, 6/25/13, Series 93-140,
               Class J .......................       209,101
   325,489   6.00%, 8/1/13, Pool #251899 .....       328,589
   577,680   6.50%, 10/25/13, Series 93-188,
               Class UZ ......................       576,729
   325,288   6.00%, 11/1/13, Pool #323458 ....       328,386
   621,330   8.00%, 5/1/17, Pool #50000 ......       665,119
   142,365   9.00%, 11/1/17, Pool #359455 ....       155,279
   362,793   8.50%, 11/1/18, Pool #313280 ....       393,716
    88,431   6.25%, 1/25/19, Series 93-79,
               Class PG ......................        89,041
   107,264   10.45%, 4/25/19, Series 89-21,
               Class G .......................       118,932

                                       41
Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  338,541   8.00%, 7/25/19, Series 89-37,
               Class G .......................  $    363,624
    76,533   8.75%, 11/25/19, Series 89-86,
               Class E .......................        81,994
   177,640   6.50%, 3/25/20, Series 90-30,
               Class E .......................       181,076
   192,128   6.50%, 9/25/20, Series 90-105,
               Class J .......................       195,814
   158,060   6.75%, 5/25/21, Series 93-26,
               Class JA ......................       161,095
   116,782   8.75%, 9/25/21, Series 91-129,
               Class G .......................       125,236
   146,866   5.00%, 10/25/21, Series 93-19,
               Class M .......................       147,800
   234,000   5.00%, 12/25/21, Series G93-16,
               Class J .......................       229,223
   347,000   4.00%, 1/25/22, Series G93-2,
               Class JB ......................       347,648
   313,113   6.50%, 2/25/22, Series 93-122,
               Class B .......................       314,593
   400,000   5.00%, 8/25/22, Series 93-38,
               Class L .......................       386,301
   250,000   6.50%, 2/25/23, G93-36, Class
               J .............................       253,759
   136,203   6.50%, 4/25/03, Series 93-225,
               Class UD ......................       138,757
   125,000   0.00%, 5/25/23, Series G93-24,
               Class C, PO ...................       117,889
    31,155   0.00%, 5/25/23, Series 93-92,
               Class E, PO ...................        30,747
   100,000   6.00%, 7/25/23, Series 1993-119,
               Class H .......................       102,349
    85,386   6.50%, 8/25/23, Series 93-183,
               Class OA ......................        85,445
   179,946   6.50%, 8/25/23, Series 93-169,
               Class NA ......................       177,596
   250,000   5.00%, 12/25/23, Series 94-22,
               Class C .......................       248,529
   195,000   6.50%, 12/25/23, Series 93-225,
               Class UB ......................       202,496
   289,000   6.50%, 12/25/23, Series 93-225,
               Class D .......................       298,544
   397,437   6.50%, 12/25/23, Series 93-223,
               Class K .......................       403,266
   101,031   6.40%, 1/18/24, Series 97-63,
               Class E .......................       104,011

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  252,000   7.50%, 2/25/24, Series 94-81,
               Class LL ......................  $    257,993
   166,375   9.50%, 4/18/24, Series 97-91,
               Class B .......................       172,500
    41,110   7.00%, 8/1/25, Pool #270725 .....        42,162
$   84,541   10.00%, 6/17/27, Series 97-49,
               Class B .......................  $     93,597
    54,592   7.50%, 10/1/27, Pool #402032 ....        56,706
   847,962   6.00%, 6/1/28, Pool #428970 .....       835,404
                                                ------------
                                                  14,041,725
                                                ------------
Freddie Mac (5.0%):
    58,045   9.50%, 1/15/05, Series 24, Class
               B .............................        58,069
   155,871   6.50%, 8/15/06, Series 1513,
               Class K .......................       156,887
   120,086   5.50%, 1/15/07, Series 1554,
               Class FA ......................       121,070
   415,000   5.89%, 3/30/09, Series EJ09 .....       426,132
    85,837   8.00%, 10/1/10, Pool #G10518 ....        90,074
   200,000   6.50%, 9/15/12, Series 2173,
               Class VB ......................       204,779
   295,222   6.00%, 3/1/13, Pool #E69409 .....       298,427
   236,070   6.50%, 3/1/13, Pool #E69466 .....       241,980
   283,303   6.50%, 6/1/13, Pool #E00552 .....       289,842
   247,647   7.00%, 6/1/13, Pool #E00554 .....       257,380
   142,702   8.00%, 4/1/17, Pool #290302 .....       150,492
   144,040   6.00%, 1/15/19, Series 2120,
               Class E .......................       139,776
   114,010   8.60%, 1/15/21, Series 85, Class
               C .............................       121,574
   147,961   7.00%, 2/15/21, Series 115,
               Class I........................       152,225
   143,443   6.50%, 4/15/21, Series 1062,
               Class H .......................       146,462
   197,000   6.50%, 5/15/21, Series 1683,
               Class D .......................       200,543
   610,638   6.50%, 7/15/21, Series 168, Class
               G .............................       621,865
   243,877   8.00%, 7/15/21, Series 1120,
               Class L .......................       254,289
   115,152   5.50%, 8/15/21, Series 1116,
               Class I .......................       114,866
    56,414   6.75%, 9/25/21, Series 10, Class
               G .............................        57,514
   117,006   6.25%, 10/15/21, Series 189,
               Class D .......................       118,446
   644,000   6.50%, 11/15/21, Series 1541,
               Class GA ......................       662,957
    72,398   7.40%, 12/15/21, Series 1201,
               Class E .......................        74,196
   485,150   7.00%, 1/15/22, Series 1191,
               Class E .......................       499,714
   115,000   6.50%, 2/15/22, Series 1240,
               Class M .......................       117,088

                                       42
Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  200,000   6.00%, 7/15/22, Series 1699,
               Class TB ......................  $    204,186
   165,215   7.00%, 7/15/22, Series 1384,
               Class C .......................       169,608
   148,000   6.00%, 2/15/23, Series 1627,
               Class E .......................       147,384
   488,000   6.50%, 2/15/23, Series 1617,
               Class C .......................       499,502
   326,000   6.85%, 6/25/23, Series 13, Class
               LL ............................       320,639
   206,000   5.75%, 8/15/23, Series 1560,
               Class G .......................       208,398
   216,918   6.50%, 12/15/23, Series 1631,
               Class N .......................       218,490
   151,370   8.50%, 9/15/04, Series 1753,
               Class D .......................       159,966
   105,283   9.50%, 5/20/25, Series 2001,
               Class AC ......................       106,068
   187,227   8.00%, 9/1/26, Pool #C00476 .....       197,892
   260,000   6.38%, 11/20/26, Series 1998-14,
               Class PG ......................       259,721
   136,448   7.50%, 7/1/27, Pool #D81027 .....       141,596
   197,461   7.00%, 10/1/27, Pool #D83256 ....       201,999
   161,397   8.50%, 7/1/28, Gold Pool
               #G00981 .......................       173,726
   877,771   6.00%, 8/1/28, Pool #C13638 .....       865,672
   189,128   6.50%, 11/15/28, Series 2095,
               Class G .......................       186,221
   190,000   7.00%, 8/15/29, Series 2178,
               Class PB ......................       198,123
                                                ------------
                                                   9,835,838
                                                ------------
Government National Mortgage Assoc. (2.4%):
    27,567   8.50%, 12/15/05, Pool #7500 .....        29,297
   451,117   7.00%, 7/15/08, Pool #348872 ....       474,186
   177,077   8.00%, 12/20/10, Pool #2165 .....       186,614
    58,485   7.00%, 12/15/11, Pool #412559 ...        61,274
   184,392   8.50%, 10/15/11, Pool #432121 ...       196,395
   356,363   6.50%, 9/15/13, Pool #468228 ....       366,468
    59,617   8.00%, 11/15/16, Pool #199829 ...        63,630
    75,072   8.00%, 11/15/16, Pool #196714 ...        80,125
   113,986   8.00%, 11/15/16, Pool #181122 ...       121,658
$  478,117   8.50%, 12/15/22, Pool #780708 ...  $    518,853
   210,862   8.00%, 11/15/24, Pool #780028 ...       224,140
   125,000   6.50%, 3/20/25, Series 98-6,
               Class C .......................       127,981

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$  136,025   8.00%, 6/20/25, Series 95-4,
               Class CQ ......................  $    144,217
    80,011   7.50%, 5/15/26, Pool #398663 ....        83,335
    77,318   8.00%, 6/20/26, Pool #CSF2334 ...        81,380
   136,917   7.50%, 1/20/27, Pool #2360 ......       142,173
   181,690   8.00%, 5/20/27, Pool #2433 ......       190,592
   187,080   8.00%, 9/15/27, Pool #451932 ....       197,171
   347,947   6.50%, 3/15/28, Pool #430634 ....       350,059
   216,468   7.00%, 4/15/28, Pool #473915 ....       221,549
   311,304   7.50%, 5/15/28, Pool #465069 ....       323,414
   228,005   7.00%, 6/15/28, Pool #477123 ....       233,356
   383,780   6.00%, 10/20/28, Pool #2657 .....       375,421
                                                ------------
                                                   4,793,288
                                                ------------
  Total U.S. Government Agency Mortgages          28,670,851
                                                ------------
U.S. TREASURY OBLIGATIONS (9.3%):
U.S. Treasury Bonds (4.7%):
 6,000,000   10.38%, 11/15/12 ................     7,699,224
 1,200,000   7.25%, 5/15/16 ..................     1,387,735
                                                ------------
                                                   9,086,959
                                                ------------
U.S. Treasury Inflation Protected Bonds (0.9%):
 1,733,840   3.37%, 1/15/09 ..................     1,773,937
                                                ------------
U.S. Treasury STRIPS (3.7%):
 6,000,000   5/15/09 .........................     4,112,460
 1,000,000   5/15/10 .........................       640,639
 5,500,000   2/15/15 .........................     2,564,430
                                                ------------
                                                   7,317,529
                                                ------------
  Total U.S. Treasury Obligations                 18,178,425
                                                ------------
INVESTMENT COMPANIES (2.4%):
 4,630,185   One Group Prime Money Market
               Fund, Class I .................     4,630,185
                                                ------------
  Total Investment Companies                       4,630,185
                                                ------------
Total (Cost $196,923,277)(a)                    $196,528,375
                                                ============

------------
Percentages indicated are based on net assets of $196,030,297.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 16,619,942
                   Unrealized depreciation......................   (17,014,844)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $   (394,902)
                                                                  ============

   Aggregate cost for federal income tax purposes is substantially the same.

                                       43
Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

(b) Non-income producing securities.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

   Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase/decrease, the yield on these securities increases/decreases.

 * The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2001.
See notes to financial statements.

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES (3.7%):
$  150,000   Americredit Automobile
               Receivables Trust, Series 01-D,
               Class A4, 4.41%, 11/12/08 .....  $    149,180
   500,000   Arcadia Automobile Receivables
               Trust, Series 99-B, Class A4,
               6.51%, 9/15/04 ................       514,120
   725,041   Arcadia Automobile Receivables
               Trust, Series 99-C, Class A3,
               7.20%, 6/15/07 ................       761,549
   500,000   Capital One Auto Finance Trust,
               Series 01-A, Class A4, 5.40%,
               5/15/08 .......................       513,760
   200,000   Conseco Finance, Series 01-B,
               Class 1M1, 7.27%, 6/15/32 .....       206,133
   163,878   CPS Auto Trust, Series 98-3,
               Class A4, 6.08%, 10/15/03 .....       165,928
   562,858   First Security Auto, Series 00-1,
               Class A3, 7.30%, 7/15/04 ......       576,396
   500,000   Ford Credit Auto Owner Trust,
               Series 00-G, Class A4, 6.62%,
               7/15/04 .......................       519,723
   500,000   Ford Credit Auto Owner Trust,
               Series 00-F, Class A3, 6.58%,
               11/15/04 ......................       526,667
   200,000   Providian Master Trust, Series
               99-2, Class A, 6.60%,
               4/16/07 .......................       204,249
   500,000   Union Acceptance Corp., Series
               00-B, Class A4, 7.54%,
               10/9/06 .......................       537,159
   400,000   WFS Financial Owner Trust, Series
               00-D, Class A3, 6.83%,
               7/20/05 .......................       414,656
                                                ------------
  Total Asset Backed Securities                    5,089,520
                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.1%):
   665,000   ABN AMRO Mortgage Corp., Series
               99-4, Class IA12, 6.50%,
               6/25/29 .......................       654,323
   209,320   American Housing Trust, Series V,
               Class 1G, 9.13%, 4/25/21 ......       218,778
   304,079   BA Mortgage Securities, Inc.,
               Series 98-6, Class A2, 6.25%,
               12/26/28 ......................       307,261
   378,855   Chase Mortgage Finance Corp.,
               Series 99-S8, Class A12,
               20.72%, 7/25/29, IF* ..........       394,661
   225,041   Countrywide Alternative Loan
               Trust, Series 01-9, Class A5,
               17.14%, 10/25/31, IF* .........       225,956
   345,956   Countrywide Funding Corp., Series
               93-8, Class A9, 3.09%,
               12/25/23* .....................       352,680

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
$  537,150   Countrywide Funding Corp., Series
               93-8, Class A6, 7.00%,
               12/25/23 ......................  $    550,067
   283,000   Countrywide Funding Corp., Series
               93-12, Class A11, 6.63%,
               2/25/24 .......................       269,069
   700,000   Countrywide Home Loans, Series
               98-15, Class A16, 6.75%,
               10/25/28 ......................       716,566
   450,000   GE Capital Management Services,
               Inc., 6.75%, 4/25/29 ..........       432,002
   472,779   GE Capital Mortgage Services,
               Inc., Series 93-17, Class A20,
               13.27%, 12/25/23, IF* .........       464,958
   301,293   GE Capital Mortgage Services,
               Inc., Series 99-9, Class 2A5,
               6.75%, 4/25/29 ................       307,935
    90,000   Norwest Asset Securities Corp.,
               Series 97-18, Class A1, 6.75%,
               12/25/27 ......................        91,678
    96,908   Norwest Asset Securities Corp.,
               Series 98-9, Class A1, 6.50%,
               4/25/28 .......................        99,535
   246,251   Norwest Asset Securities Corp.,
               Series 98-32, Class A1, 6.00%,
               12/25/28 ......................       247,747
   329,129   Norwest Asset Securities Corp.,
               Series 99-17, Class A2, 6.25%,
               6/25/29 .......................       331,576
   230,315   Paine Webber Mortgage Acceptance
               Corp., Series 00-1, 0.00%,
               9/25/30, PO ...................       165,827
   400,000   PNC Mortgage Securities Corp.,
               Series 98-1, Class 2A10, 6.50%,
               2/25/28 .......................       378,938
   282,205   PNC Mortgage Securities Corp.,
               Series 98-10, Class 1A8, 6.50%,
               12/25/28 ......................       288,629
   499,000   PNC Mortgage Securities Corp.,
               Series 99-4, Class 1A10, 6.75%,
               6/25/29 .......................       499,402
   200,000   Prudential Home Mortgage
               Securities, Series 93-39, Class
               A13, 13.30%, 10/25/08, IF* ....       206,711
   500,000   Prudential Home Mortgage
               Securities, Series 93-50, Class
               A6, 6.50%, 11/25/23 ...........       501,883
   370,385   Prudential Home Mortgage
               Securities, Series 93-60, Class
               A5, 6.75%, 12/25/23 ...........       369,257

                                       45
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
$  125,000   Prudential Home Mortgage
               Securities, Series 1994-17,
               Class A5, 6.25%, 4/25/24 ......  $    117,718
   841,797   Residential Accredit Loans, Inc.,
               Series 96-QS3, Class AI-11,
               7.75%, 6/25/26 ................       872,130
   513,403   Residential Funding Mortgage
               Securities, Inc., Series 94-S8,
               Class A6, 6.00%, 3/25/09 ......       525,810
   147,797   Residential Funding Mortgage
               Securities, Inc., Series
               98-S24, Class A3, 6.50%,
               10/25/28 ......................       150,319
   339,223   Residential Funding Mortgage
               Securities, Inc., Series 99-S9,
               Class A3, 6.75%, 4/25/29 ......       346,586
   500,000   Structured Asset Mortgage
               Investments, Series 98-8, Class
               2A11, 6.75%, 7/25/28 ..........       504,878
   331,557   Vendee Mortgage Trust, 5.63%,
               2/15/24 .......................       324,771
   217,206   Vendee Mortgage Trust, Series
               96-2, Class 1Z, 6.75%,
               6/15/26 .......................       213,907
                                                ------------
  Total Collateralized Mortgage Obligations       11,131,558
                                                ------------
CORPORATE BONDS (16.5%):
Aerospace/Defense (0.1%):
    99,367   BAE Systems 2001 Asset Trust,
               7.16%, 12/15/11 (b) ...........       102,358
                                                ------------
Airlines (1.3%):
   175,000   Delta Airlines, Inc., 7.11%,
               3/18/13 .......................       169,376
   100,000   Northwest Airlines, Inc., 7.04%,
               4/1/22 ........................        85,058
   200,000   Southwest Airlines Co., 5.10%,
               5/1/06 ........................       200,132
   400,000   U.S. Airways, Inc., Series 00-2G,
               8.02%, 2/5/19 .................       408,461
   198,215   U.S. Airways, Inc., Series 00-3G,
               7.89%, 3/1/19 .................       201,304
   199,653   U.S. Airways, Inc.,
               7.08%, 3/20/21 ................       200,215
   350,000   United Airlines, Series 01-1,
               6.07%, 3/1/13 .................       312,822
   200,000   United Airlines, Inc.,
               6.20%, 9/1/08 .................       170,317
   100,000   United Airlines, Inc.,
               7.19%, 4/1/11 .................        87,196
                                                ------------
                                                   1,834,881
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Automotive (0.6%):
$  250,000   Daimler Chrysler AG,
               7.75%, 5/27/03 ................  $    261,176
   400,000   Daimler Chrysler AG,
               6.66%, 1/8/05 .................       414,938
   150,000   General Motors Corp.,
               7.20%, 1/15/11 ................       150,524
                                                ------------
                                                     826,638
                                                ------------
Banking, Finance & Insurance (9.3%):
   500,000   Associates Corp., 8.58%,
               11/23/04 ......................       553,062
   250,000   Associates Corp., 8.55%,
               7/15/09 .......................       284,918
   200,000   Associates Corp., 8.15%,
               8/1/09 ........................       223,277
   150,000   Athena Neuro Financial L.L.C.,
               7.25%, 2/21/08 ................       156,483
   350,000   Bank of America Corp., 7.80%,
               2/15/10 .......................       383,364
   500,000   Boeing Capital Corp., 6.36%,
               7/15/05 .......................       516,948
   600,000   Citicorp, 8.00%, 2/1/03 .........       633,384
   500,000   Credit Suisse First Boston (USA),
               Inc., 6.13%, 11/15/11 .........       488,912
   250,000   Firstar Bank N.A., 7.13%,
               1/12/09 .......................       263,130
   300,000   Ford Motor Credit Co., 8.20%,
               2/15/02 .......................       301,926
   350,000   Ford Motor Credit Co., 6.13%,
               3/20/04 .......................       359,114
   250,000   Ford Motor Credit Co., 6.88%,
               2/1/06 ........................       250,580
   800,000   Ford Motor Credit Co., 7.38%,
               10/28/09 ......................       789,315
   500,000   General Electric Capital Corp.,
               7.38%, 1/19/10 ................       549,112
   300,000   GMAC, 6.38%, 1/30/04 ............       309,158
   490,000   GMAC, 6.13%, 9/15/06 ............       485,465
   250,000   GMAC, 7.25%, 3/2/11 .............       251,441
   500,000   Goldman Sachs Group LP, 6.25%,
               2/1/03 (b) ....................       516,210
   400,000   Goldman Sachs Group LP, 6.88%,
               1/15/11 .......................       410,360
   500,000   Household Automotive Trust,
               7.43%, 4/17/07 ................       537,501
   200,000   Household Finance Corp., 7.88%,
               3/1/07 ........................       215,131
   200,000   Household Finance Corp., 6.40%,
               6/17/08 .......................       198,700
   500,000   Household Finance Corp., 6.50%,
               11/15/08 ......................       499,924
   500,000   Household Finance Corp., 5.88%,
               2/1/09 ........................       476,272

                                       46
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
$  250,000   Huntington National Bank, 8.00%,
               4/1/10 ........................  $    267,473
   550,000   Morgan Stanley Dean Witter,
               6.75%, 4/15/11 ................       563,654
   735,000   National Rural Utilities, 6.00%,
               5/15/06 .......................       747,378
   500,000   National Westminster Bank, 7.38%,
               10/1/09 .......................       541,865
   100,000   Nationwide Financial Services,
               6.25% 11/15/11 ................        96,403
   225,000   Tyco Capital Corp., 6.50%,
               2/7/06 ........................       231,484
   200,000   U.S. Bancorp, 6.50%, 2/1/08 .....       205,485
   100,000   U.S. Bancorp, 7.50%, 6/1/26 .....       106,410
   240,000   Wachovia Corp., 4.95%,
               11/1/06 .......................       235,891
   100,000   Washington Mutual Finance, 6.88%,
               5/15/11 .......................       102,935
   250,000   Wells Fargo Bank, 7.55%,
               6/21/10 .......................       274,080
                                                ------------
                                                  13,026,745
                                                ------------
Governments (Foreign) (0.3%):
   400,000   Province of Quebec, 5.75%,
               2/15/09 .......................       400,618
                                                ------------
Health Care (0.1%):
   105,000   Bristol-Myers-Squibb, 4.75%,
               10/1/06 .......................       104,261
                                                ------------
Industrial Goods & Services (0.9%):
   150,000   Alcoa, Inc., 7.38%, 8/1/10 ......       163,592
   100,000   Alcoa, Inc., 6.50%, 6/1/11 ......       103,410
   150,000   Amerada Hess Corp., 6.65%,
               8/15/11 .......................       149,626
   110,000   Boeing Co., 7.95%, 8/15/24 ......       122,276
   150,000   Conoco Funding Co., 5.45%,
               10/15/06 ......................       150,214
   100,000   Cox Radio, Inc., 6.38%,
               5/15/05 .......................       102,635
   150,000   Enron Corp., 7.88%, 6/15/03
               (c) ...........................        30,000
    40,000   Enron Corp., 6.75%, 1/8/09
               (c) ...........................         8,000
    50,000   Tyco International Group, 6.75%,
               2/15/11 .......................        50,286
   200,000   Tyco International Group, 6.38%,
               10/15/11 ......................       195,735
   100,000   Tyco International Ltd., 7.20%,
               10/15/08 ......................       104,647
                                                ------------
                                                   1,180,421
                                                ------------
Leasing (0.4%):
   500,000   Hertz Corp., 6.50%, 5/15/06 .....       493,052
                                                ------------
Leisure (0.1%):
   150,000   Royal Caribbean Cruises, 8.75%,
               2/2/11 ........................       116,884
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Multimedia (0.2%):
$  120,000   Time Warner, Inc., 8.18%,
               8/15/07 .......................  $    132,801
   150,000   Viacom, Inc., 7.75%, 6/1/05 .....       161,862
                                                ------------
                                                     294,663
                                                ------------
Telecommunications (3.0%):
   150,000   Ameritech Capital Funding Corp.,
               5.95%, 1/15/38 ................       152,954
   408,265   Bellsouth Telecommunications,
               6.30%, 12/15/15 ...............       402,037
   400,000   British Telecom PLC, 8.13%,
               12/15/10 ......................       443,612
   350,000   France Telecom, 7.75%,
               3/1/11 (b) ....................       375,618
   150,000   Nynex Capital Funding, 8.23%,
               10/15/09 ......................       162,507
   300,000   Qwest Capital Funding Corp.,
               7.00%, 8/3/09 (b) .............       291,810
   150,000   Sprint Capital Corp., 7.13%,
               1/30/06 .......................       156,492
   500,000   Sprint Capital Corp., 6.00%,
               1/15/07 (b) ...................       496,974
    75,000   Telus Corp., 8.00%, 6/1/11 ......        79,720
   650,000   Verizon Global Funding Corp.,
               7.25% 12/1/10 .................       697,394
   100,000   Verizon New England, Inc.,
               6.50%, 9/15/11 ................       101,851
   300,000   WorldCom, Inc., 6.50%,
               5/15/04 .......................       308,416
   350,000   WorldCom, Inc., 7.38%,
               1/15/06 (b) ...................       363,090
   150,000   WorldCom, Inc., 8.25%,
               5/15/31 .......................       159,012
                                                ------------
                                                   4,191,487
                                                ------------
Transportation & Shipping (0.1%):
   100,000   FedEx Corp., 6.63%, 2/12/04 .....       104,654
                                                ------------
Utilities (0.1%):
   100,000   American Electric Power Co.,
               Series A, 6.13%, 5/15/06 ......        99,085
                                                ------------
  Total Corporate Bonds                           22,775,747
                                                ------------
U.S. GOVERNMENT AGENCY MORTGAGES (48.1%):
Fannie Mae (19.0%):
   151,959   9.00%, 12/1/06, Pool #313699 ....       159,581
   186,259   8.50%, 12/1/07, Pool #420646 ....       196,073
    37,507   0.00%, 2/25/08, Series 96-24,
               Class K, PO ...................        37,200
   250,000   9.06%, 7/25/08, Series 93-238,
               Class SB, IF* .................       270,733
   143,456   8.31%, 8/25/08, Series 93-209,
               Class SG, IF* .................       146,039

                                       47
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  112,731   10.85%, 8/25/08, Series 93-134,
               Class SA, IF* .................  $    112,005
   150,000   0.00%, 9/25/08, Series 96-39,
               Class J, PO ...................       139,623
   135,581   0.00%, 9/25/08, Series 96-20,
               Class L, PO ...................       117,569
   302,262   10.66%, 9/25/08, Series 93-164,
               Class SA, IF* .................       342,214
   433,048   10.66%, 9/25/08, Series 93-164,
               Class SC, IF* .................       490,288
   406,313   11.42%, 9/25/08, Series 93-175,
               Class SA, IF* .................       416,562
   200,000   0.00%, 10/25/08, Series 96-24,
               Class B, PO ...................       159,015
    82,093   4.53%, 10/25/08, Series 93-196,
               Class FA* .....................        82,662
   123,140   9.25%, 10/25/08, Series 93-196,
               Class SB, IF* .................       131,262
     3,116   256.00%, 11/1/08, Series K, Class
               2, HB .........................        13,412
   462,820   10.00%, 12/25/08, Series 93-233,
               Class SB, IF* .................       524,631
   400,000   11.40%, 2/25/09, Series 94-13,
               Class SK, IF* .................       449,165
   375,768   4.63%, 3/25/09, Series 94-33,
               Class FA* .....................       376,030
    64,118   6.50%, 3/25/09, Series 95-13,
               Class B .......................        66,336
   263,302   6.37%, 11/25/13, Series 93-220,
               Class SE, IF* .................       260,345
    43,884   17.50%, 11/25/13, Series 93-220,
               Class SD, IF* .................        46,874
   500,000   6.00%, 12/25/15, Series 01-78,
               Class VB ......................       487,188
 1,000,000   6.00%, 12/25/16, Series 01-74,
               Class MB ......................       977,972
   500,000   6.00%, 12/25/16, Series 01-71,
               Class QE ......................       489,213
   250,000   6.50%, 12/25/16, Series 01-50,
               Class VB ......................       248,664
    28,633   6.56%, 3/1/19, Pool #116612* ....        28,691
    98,437   8.50%, 11/25/19, Series 89-83,
               Class H .......................       104,932
    36,271   8.80%, 1/25/20, Series 90-1,
               Class D .......................        39,192
   144,102   8.50%, 2/25/20, Series 1990-10,
               Class L .......................       153,793
    31,219   5.50%, 8/25/20, Series 90-93,
               Class G .......................        30,959

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   99,920   6.50%, 12/25/20, Series 97-85,
               Class L, IO ...................  $      3,350
    40,537   8.75%, 12/25/20, Series 90-143,
               Class J .......................        43,783
       547   652.15%, 12/25/20, Series 90-140,
               Class K, HB ...................         8,936
   119,807   7.75%, 3/25/21, Series 92-158,
               Class ZC ......................       123,085
   248,553   10.00%, 8/1/21, Pool #442639 ....       277,570
   200,000   5.00%, 11/25/21, Series G92-66,
               Class JB ......................       201,866
   357,555   7.00%, 1/25/22, Series G92-15,
               Class Z .......................       376,985
 1,800,000   7.50%, 6/25/22, Series 92-101,
               Class J .......................     1,906,538
    63,233   7.00%, 7/25/22, Series G92-42,
               Class Z .......................        65,181
   490,227   7.00%, 7/25/22, Series 93-103,
               Class PN, IO ..................        61,179
 1,092,753   8.00%, 7/25/22, Series G92-44,
               Class ZQ ......................     1,180,225
   190,092   6.50%, 8/25/22, Series 96-59,
               Class J .......................       192,153
   400,000   5.50%, 9/25/22, Series 92-143,
               Class MA ......................       396,439
   624,576   7.50%, 9/25/22, Series G92-54,
               Class ZQ ......................       663,243
    49,729   9.50%, 10/18/22, Series 97-84,
               Class B .......................        49,925
    44,693   4.33%, 10/25/22, Series G92-59,
               Class F* ......................        43,862
   120,000   4.64%, 10/25/22, Series 93-225,
               Class FP* .....................       123,456
    27,963   7.00%, 10/25/22, Series G92-61,
               Class Z .......................        28,430
   700,000   7.00%, 12/25/22, Series G92-66,
               Class KB ......................       720,845
   169,000   7.90%, 1/25/23, Series G93-1,
               Class KA ......................       178,996
   400,000   8.50%, 2/15/23, Series 1993-210,
               Class SP, IF* .................       406,661
    99,362   19.89%, 2/25/23, Series 98-35,
               Class SV, IF* .................       104,002
   197,047   3.19%, 4/25/23, Series 93-58,
               Class FA* .....................       181,689
     5,597   7.31%, 4/25/23, Series 93-44,
               Class S, IF, IO* ..............            83
   460,000   11.31%, 4/25/23, Series 98-43,
               Class SA, IF, IO* .............       234,822

                                       48
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   73,206   0.00%, 5/25/23, Series 93-146,
               Class D, PO ...................  $     71,832
   600,000   0.00%, 6/25/23, Series 93-257,
               Class C, PO ...................       479,318
   391,437   3.61%, 6/25/23, Series 94-82,
               Class SA, IF, IO* .............        10,815
   349,482   21.50%, 6/25/23, Series 94-28,
               Class SD, IF* .................       350,547
   516,000   0.00%, 7/25/23, Series 93-159,
               Class PD, PO ..................       467,990
   150,000   0.00%, 7/25/23, Series 93-216,
               Class D, PO ...................       133,909
   400,000   6.50%, 7/25/23, Series 96-59,
               Class K .......................       396,945
    46,887   21.94%, 8/25/23, Series 93-139,
               Class SG, IF* .................        46,298
   192,443   0.00%, 9/25/23, Series 93-205,
               Class H, PO ...................       158,287
   113,781   0.00%, 9/25/23, Series 93-248,
               Class FB, IF* .................       110,971
    49,980   3.00%, 9/25/23, Series 93-193,
               Class B .......................        49,990
   241,568   7.00%, 9/25/23, Series 93-167,
               Class GA ......................       252,873
    19,528   7.06%, 9/25/23, Series 93-155,
               Class SB, IF, IO* .............           615
    94,732   7.16%. 9/25/23, Series 93-165,
               Class SD, IF* .................        89,778
   113,781   9.00%, 9/25/23, Series 93-248,
               Class SB, IF* .................       113,115
   249,347   12.50%, 9/25/23, Series 93-165,
               Class SK, IF* .................       281,391
   612,210   14.22%, 9/25/23, Series 93-165,
               Class SI, IF* .................       654,864
   118,293   21.32%, 9/25/23, Series G93-32,
               Class SA, IF* .................       114,937
   100,000   4.49%, 10/25/23, Series 93-189,
               Class FB* .....................        98,381
   276,977   8.78%, 10/25/23, Series 93-199,
               Class SG, IF* .................       284,779
    17,843   0.00%, 11/25/23, Series 94-8,
               Class G, PO ...................        17,824
   372,864   6.50%, 11/25/23, Series 95-19,
               Class Z .......................       357,702
    95,839   2.54%, 12/25/23, Series 93-230,
               Class FA* .....................        96,712
   873,913   7.00%, 12/25/23, Series 93-250,
               Class Z........................       920,375
   385,843   0.00%, 2/25/24, Series 99-16,
               Class B, PO ...................       296,976

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  571,815   4.43%, 2/25/24, Series 94-43,
               Class F* ......................  $    568,868
   100,000   10.12%, 3/25/24, Series 94-28,
               Class SC, IF* .................        77,940
    50,673   7.00%, 11/17/24, Series G94-13,
               Class ZB ......................        49,686
   717,739   9.00% 4/1/25, Pool #506427 ......       783,032
   304,365   8.50%, 10/1/26, Pool #449336 ....       329,182
 2,775,245   1.84%, 3/25/27, Series 97-20,
               Class IB, IO ..................       132,352
   200,000   7.50%, 5/20/27, Series 97-39,
               Class PD ......................       208,780
   610,000   6.00%, 7/18/27, Series 97-46,
               Class PL ......................       593,295
   795,121   8.50%, 8/1/27, Pool #253605 .....       857,954
   755,394   6.00%, 12/1/28, Pool #454390 ....       744,208
   233,726   6.00%, 1/1/29, Pool #252211 .....       230,265
   301,090   6.20%, 1/25/29, Series 98-70,
               Class AG ......................       300,155
    67,598   5.37%, 3/1/29, Pool #303532* ....        68,738
   149,500   6.00%, 7/25/29, Series 01-80,
               Class PE ......................       146,136
   347,987   8.50%, 6/1/30, Pool #535442 .....       375,342
   451,094   8.50%, 1/25/31, Series 00-52,
               Class IO, IO ..................        69,456
   600,000   6.00%, 7/25/31, Series 01-33,
               Class ID, IO ..................       251,907
                                                ------------
                                                  26,316,047
                                                ------------
Freddie Mac (24.5%):
   108,897   4.50%, 3/15/07, Series 1295,
               Class JB ......................       109,876
     3,705   6.64%, 10/15/07, Series 1389,
               Class SA, IF* .................         3,754
   834,285   4.50%, 11/15/07, Series 1404,
               Class FA ......................       834,347
    42,819   7.06%, 2/15/08, Series 1465,
               Class SA, IF, IO* .............         3,695
   254,537   0.00%, 5/15/08, Series 1989,
               Class L, PO ...................       240,337
    95,644   3.13%, 5/15/08, Series 1606,
               Class LC* .....................        95,542
   500,000   0.00%, 8/15/08, Series 1561,
               Class TA, PO ..................       451,048
   805,571   0.00%, 8/15/08, Series 1900,
               Class T, PO ...................       716,013
    36,273   6.00%, 9/15/08, Series 1586,
               Class A .......................        37,071
   210,754   6.50%, 9/15/08, Series 1587,
               Class H .......................       216,290

                                       49
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  147,163   0.00%, 10/15/08, Series 1967,
               Class PC, PO ..................  $    133,641
   290,128   7.22%, 10/15/08, Series 1601,
               Class SB, IF* .................       301,504
   200,000   8.50%, 12/15/08, Series 1625,
               Class SD, IF* .................       215,467
    42,569   9.79%, 12/15/08, Series 1647,
               Class SB, IF* .................        45,694
   199,762   6.40%, 2/15/09, Series 1679,
               Class O .......................       208,543
   125,000   8.64%, 2/15/09, Series 1796,
               Class S, IF* ..................       131,143
   300,000   6.00%, 2/15/10, Series 2124,
               Class PB ......................       310,358
   117,197   9.00%, 6/1/10, Pool #G10777 .....       122,827
   785,735   7.50%, 9/1/10, Gold Pool
               #E62448 .......................       826,952
   300,000   6.30%, 1/15/13, Series 2025,
               Class PE ......................       307,445
   300,000   6.50%, 5/15/13, Series 2055,
               Class OE ......................       307,393
   844,197   8.25%, 6/15/23, Series 1540,
               Class KB* .....................       864,262
   104,835   6.21%, 10/15/13, Series 1595,
               Class S, IF, IO* ..............         2,474
   264,716   10.64%, 10/15/13, Series 1607,
               Class SA, IF* .................       292,208
   267,215   6.50%, 3/15/14, Series 2135,
               Class UK, IO ..................        44,264
   826,764   7.00%, 5/15/14, Series 2299,
               Class G .......................       865,534
   100,000   5.50%, 5/15/15, Series 2391,
               Class QE ......................        95,244
 1,000,000   6.50%, 9/15/15, Series 2353,
               Class PC ......................     1,017,594
   260,259   8.50%, 11/1/15, Gold Pool
               #E81720 .......................       275,987
   900,000   6.50%, 8/15/16, Series 2345,
               Class PQ ......................       906,929
   808,989   6.50%, 3/15/19, Series 2134,
               Class PI, IO ..................       162,179
    32,680   12.00%, 7/1/19, Pool #555238 ....        37,034
   138,636   9.50%, 7/15/19, Series 11, Class
               D .............................       148,541
   151,120   10.00%, 1/1/20, Pool #546257 ....       168,451
    80,803   9.50%, 4/15/20, Series 22, Class
               C .............................        86,121
   200,000   6.50%, 6/15/20, Series 2362,
               Class PD ......................       202,628
    32,686   10.00%, 6/15/20, Series 47, Class
               F .............................        35,013
   251,093   10.00%, 9/1/20, Pool #555286 ....       279,265

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   16,267   9.50%, 1/15/21, Series 99, Class
               Z .............................  $     17,318
    55,035   6.50%, 2/15/21, Series 128, Class
               I .............................        56,104
    29,645   9.00%, 4/15/21, Series 1065,
               Class J .......................        32,325
 1,060,090   7.50%, 6/15/21, Series 1365,
               Class PN ......................     1,084,315
   600,000   8.50%, 6/15/21, Series 1113,
               Class J .......................       641,719
   139,084   4.25%, 12/15/21, Series 1347,
               Class HC ......................       139,511
   500,000   0.00%, 2/15/22, Series 1987,
               Class W, PO ...................       411,201
   211,000   7.00%, 5/15/22, Series 1250,
               Class J .......................       218,072
   432,513   8.00%, 6/15/22, Series 1316,
               Class Z .......................       460,851
   752,191   7.00%, 7/15/22, Series 1324,
               Class Z .......................       770,766
   500,000   7.50%, 8/15/22, Series 1343,
               Class LB ......................       527,968
   429,000   8.00%, 8/15/22, Series 1343,
               Class LA ......................       457,473
   372,398   6.00%, 10/15/22, Series 1395,
               Class G .......................       374,211
    21,195   8.50%, 10/15/22, Series 1646,
               Class MD, IF* .................        21,264
   200,000   9.57%, 10/15/22, Series 1394,
               Class ID, IF* .................       225,784
   144,000   0.00%, 11/15/22, Series 2002,
               Class A, PO ...................       130,177
    45,000   2.62%, 1/15/23, Series 1603,
               Class IF* .....................        45,809
   474,000   6.00%, 3/15/23, Series 1629,
               Class PA ......................       441,478
   736,703   7.00%, 3/25/23, Series 8, Class
               ZA ............................       771,504
   650,000   5.00%, 5/15/23, Series 1798,
               Class F .......................       605,481
   130,875   7.00%, 5/15/23, Series 1505,
               Class Q .......................       133,355
   190,635   9.00%, 5/15/23, Series 1614,
               Class VC, IF* .................       192,603
   533,017   12.34%, 5/15/23, Series 1614,
               Class VB, IF* .................       542,314
   301,183   16.90%, 5/15/23, Series 1592,
               Class TB, IF* .................       304,955
   244,374   4.22%, 7/15/23, Series 1541,
               Class O* ......................       241,078

                                       50
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   95,000   22.21%, 7/15/23, Series 1543,
               Class JC, IF* .................  $     97,554
   260,602   2.50%, 9/15/23, Series 1584,
               Class FB* .....................       264,919
 1,170,712   6.25%, 9/15/23, Series 1589,
               Class Z .......................     1,150,783
   100,000   8.69%, 10/15/23, Series 1689,
               Class SD, IF* .................       109,532
 1,639,467   21.29%, 10/15/23, Series 1859,
               Class SB, IF, IO* .............       343,118
   159,812   6.00%, 11/15/23, Series 1685,
               Class Z .......................       154,276
     3,115   8.50%, 11/15/23, Series 1619,
               Class SD, IF* .................         3,180
   157,435   10.09%, 11/15/23, Series 1610,
               Class SD, IF* .................       150,599
   500,000   11.76%, 11/15/23, Series 1632,
               Class SA, IF* .................       496,844
    54,519   13.14% 11/15/23, Series 1609,
               Class LG, IF* .................        59,014
   178,924   6.50%, 12/15/23, Series 2283,
               Class K .......................       181,969
   481,452   0.00%, 2/15/24, Series 1865,
               Class D, PO ...................       397,826
   208,334   0.00%, 2/15/24, Series 1700,
               Class GA, PO ..................       181,524
   289,057   0.00%, 2/15/24, Series 1860,
               Class PA, PO ..................       252,612
   285,460   10.00%, 2/15/24, Series 1671,
               Class QC, IF* .................       317,923
   793,173   4.23%, 3/15/24, Series 1689,
               Class FC* .....................       792,444
   650,000   15.14%, 3/15/24, Series 2033,
               Class SN, IF, IO* .............       322,934
   250,000   0.00%, 5/15/24, Series 2306,
               Class K, PO ...................       193,308
   600,000   5.67%, 5/15/24, Series 2306,
               Class SE, IF, IO* .............       120,195
 2,100,000   6.50%, 5/15/24, Series 1732,
               Class K .......................     2,118,888
   750,000   6.50%, 10/15/26, Series 2330,
               Class PI, IO ..................       164,496
   388,827   6.00%, 5/15/27, Series 1981,
               Class Z .......................       360,659
   500,000   6.50%, 7/15/27, Series 2137,
               Class TG ......................       505,868
   933,000   7.50%, 9/15/27, Series 1987,
               Class PE ......................       981,384
   500,000   6.00%, 11/15/27, Series 2132,
               Class PD ......................       498,290

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  250,000   6.00%, 2/15/28, Series 2143,
               Class CD ......................  $    247,510
   479,411   7.00%, 3/15/28, Series 2038,
               Class PN, IO ..................        81,182
     6,519   21.26%, 3/15/28, Series 2108,
               Class S, IF* ..................         6,533
   425,891   6.50%, 5/15/28, Series 2059,
               Class PH ......................       426,333
   500,000   7.50%, 5/15/28, Series 2054,
               Class PV ......................       528,336
   428,174   6.50%, 8/15/28, Series 2075,
               Class GB ......................       427,969
   135,621   0.00%, 1/15/29, Series 2113,
               Class GA, PO ..................       105,613
   475,544   6.00%, 2/15/29, Series 2121,
               Class GM ......................       459,860
   392,365   6.50%, 6/1/29, Gold Pool
               #C00785 .......................       394,543
   394,736   6.50%, 7/1/29, Gold Pool
               #C29164 .......................       396,927
   418,776   8.00%, 9/15/29, Series 2182,
               Class ZB ......................       436,078
   163,672   7.50%, 10/15/30, Series 2261,
               Class ZY ......................       170,264
    46,308   0.00%, 5/15/31, Series 2318,
               PO ............................        35,054
   102,140   8.50%, 6/15/31, Series 2359,
               Class ZB ......................       122,383
                                                ------------
                                                  34,009,028
                                                ------------
Government National Mortgage Assoc. (4.6%):
   120,000   7.00%, 8/16/13, Series 96-22,
               Class VB ......................       125,063
    61,997   8.00%, 9/15/22, Pool #297628 ....        65,952
   123,440   6.56%, 10/16/22, Series 94-4,
               Class SA, IF, IO* .............         5,926
   250,000   7.49%, 7/16/24, Series 94-3,
               Class PQ ......................       263,696
    81,493   8.50%, 5/20/25, Pool #2006 ......        86,748
   491,000   7.50%, 9/17/25, Series 98-26,
               Class K .......................       514,449
   713,000   7.50%, 8/16/26, Series 96-16,
               Class E .......................       753,639
   198,143   8.00%, 11/20/26, Pool #2324 .....       208,552
   332,865   8.00%, 1/20/27, Pool #2362 ......       349,175
   500,000   7.50%, 5/16/27, Series 97-8,
               Class PN ......................       523,301
   126,993   8.00%, 5/15/28, Pool #460372 ....       133,556
    88,033   8.00%, 7/15/28, Pool #468066 ....        92,582
   218,606   7.50%, 9/15/28, Pool #486537 ....       227,111
   355,657   6.50%, 10/15/28, Pool #486631 ...       357,817
   590,354   8.00%, 11/16/29, Series 99-41,
               Class Z .......................       624,321

                                       51
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$  197,708   9.00%, 10/15/30, Pool #479674 ...  $    210,407
   800,000   7.50%, 11/16/30, Series 00-36,
               Class PB ......................       839,488
   305,003   9.00%, 11/16/30, Series 00-36,
               Class IK, IO ..................        43,375
   467,611   9.00%, 12/15/30, Pool #528534 ...       497,645
   358,000   8.00%, 12/20/30, Series 00-37,
               Class B .......................       385,984
                                                ------------
                                                   6,308,787
                                                ------------
  Total U.S. Government Agency Mortgages          66,633,862
                                                ------------
U.S. TREASURY OBLIGATIONS (21.1%):
U.S. Treasury Bonds (15.7%):
 2,290,000   10.75%, 8/15/05 .................     2,800,331
 1,800,000   10.38%, 11/15/09 ................     2,116,688
 4,395,000   12.75%, 11/15/10 ................     5,717,965
 4,990,000   10.38%, 11/15/12 ................     6,403,189
   600,000   12.00%, 8/15/13 .................       838,430
   300,000   13.25%, 5/15/14 .................       452,250
 2,400,000   8.75%, 5/15/17 ..................     3,153,283
   200,000   7.88%, 2/15/21 ..................       248,805
                                                ------------
                                                  21,730,941
                                                ------------
U.S. Treasury Inflation Protected Bonds (1.4%):
 1,233,881   3.38%, 1/15/07 ..................     1,238,702
   108,365   3.88%, 1/15/09 ..................       110,871
   604,340   3.63%, 4/15/28 ..................       616,616
                                                ------------
                                                   1,966,189
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS (4.0%):
$1,000,000   11/15/09 ........................  $    655,388
 1,100,000   2/15/13 .........................       586,821
   300,000   5/15/14 .........................       146,817
 1,000,000   8/15/14 .........................       481,194
   500,000   11/15/14 ........................       236,544
 1,430,000   2/15/15 .........................       666,752
 1,900,000   11/15/15 ........................       841,262
   500,000   11/15/15 ........................       220,790
 1,300,000   2/15/16 .........................       563,337
   900,000   2/15/16 .........................       393,224
 1,000,000   2/15/17 .........................       404,839
   800,000   5/15/18 .........................       299,592
                                                ------------
                                                   5,496,560
                                                ------------
  Total U.S. Treasury Obligations                 29,193,690
                                                ------------
INVESTMENT COMPANIES (3.4%):
 4,676,914   One Group Prime Money Market
               Fund, Class I..................     4,676,914
                                                ------------
  Total Investment Companies                       4,676,914
                                                ------------
Total (Cost $134,456,610)(a)                    $139,501,291
                                                ============

------------
Percentages indicated are based on net assets of $138,259,071.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $5,951,937
                   Unrealized depreciation......................    (907,256)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $5,044,681
                                                                  ==========

    Aggregate cost for federal income tax purposes is substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.

(c) Defaulted.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

   Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

   Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

                                       52
Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

   High Coupon Bonds (HB) (a.k.a "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IOs the owner also has the right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase/decrease, the yield on these securities increases/decreases.

 * The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2001.
See notes to financial statements.

One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
---------    ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES (61.7%):
Fannie Mae (18.3%):
$   81,439   7.00%, 9/1/03, Pool #359952 .....  $     83,736
   502,237   7.00%, 7/17/05, Series 97-26,
               Class GD ......................       520,241
    42,154   14.00%, 5/25/08, Series 93-63,
               Class SB, IF* .................        45,744
   500,000   8.30%, 10/25/08, Series 93-197,
               Class SC, IF* .................       538,177
   550,000   11.08%, 12/25/08, IF* ...........       536,687
 1,504,000   6.25%, 1/25/09, Series 94-12,
               Class C .......................     1,569,418
   400,000   12.47%, 2/25/09, Series 94-13,
               Class SM, IF* .................       460,259
   116,589   7.50%, 8/1/09, Pool #279759 .....       122,609
   952,469   6.13%, 5/25/11, Series 01-12,
               Class VA ......................       964,113
    59,828   6.50%, 11/1/11, Pool #356206 ....        61,457
   500,000   6.00%, 1/17/13, Series 98-37,
               Class VB ......................       504,782
   825,362   7.50%, 2/1/13, Pool #42433 ......       862,052
 1,525,830   6.00%, 4/1/13, Pool #425482 .....     1,540,361
 1,281,272   6.50%, 5/1/13, Pool #42433 ......     1,309,552
 1,000,000   6.50%, 6/25/14, Series 98-59,
               Class VB ......................     1,018,136
   592,081   6.00%, 8/1/14, Pool #598032 .....       602,395
   724,739   6.50%, 9/1/14, Pool #E78451 .....       741,469
   205,314   9.50%, 6/25/18, Series 88-16,
               Class B .......................       225,961
 1,370,918   5.50%, 7/18/19, Series 98-13,
               Class PC ......................     1,377,803
   750,000   7.00%, 3/25/21, Series 01-4,
               Class PC ......................       763,249
   500,000   6.00%, 5/25/22, Series 93-204,
               Class A .......................       516,659
   529,691   8.00%, 7/25/22, Series G92-44,
               Class ZQ ......................       572,091
   148,000   6.00%, 12/25/22, Series G92-66,
               Class KA ......................       146,603
   801,590   6.50%, 7/25/23, Series 93-183,
               Class M .......................       816,168
   123,906   12.76%, 7/25/23, Series 96-46,
               Class ST, IF* .................       122,370
   500,000   6.50%, 8/25/23, Series 94-28,
               Class K .......................       515,611
   192,443   0.00%, 9/25/23, Series 93-205,
               Class H, PO ...................       158,287
   245,000   7.00%, 9/25/23, Series 93-155,
               Class PJ ......................       256,830
 2,500,213   0.00%, 10/25/23, Series 93-241,
               Class PG, PO ..................     2,460,024
 1,343,735   6.50%, 12/25/23, Series 93-223,
               Class PZ ......................     1,353,397
 1,223,479   7.00%, 12/25/23, Series 93-250,
               Class Z .......................     1,288,525

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
---------    ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  150,000   5.00%, 2/25/24, Series 94-76,
               Class H .......................  $    151,849
   242,597   6.50%, 9/1/25, Pool #250375 .....       244,919
   471,986   6.50%, 5/1/26, Pool #338417 .....       475,990
   249,585   6.50%, 8/18/28, Series 98-46,
               Class GZ ......................       237,779
 1,250,000   6.25%, 2/25/29, Series 94-W4,
               Class A9 ......................     1,191,047
 1,232,780   7.50%, 3/1/30, Pool #524949 .....     1,273,896
   835,678   7.50%, 8/1/30, Pool #5478301 ....       863,550
 3,000,000   6.00%, 7/25/31, Series 01-33,
               Class ID, IO ..................     1,259,534
                                                ------------
                                                  27,753,330
                                                ------------
Freddie Mac (34.6%):
 1,500,000   0.00%, 8/15/08, Series 1561,
               Class TA, PO ..................     1,353,144
    56,610   8.50%, 12/1/09, Pool #E20150 ....        60,120
   422,420   9.00%, 12/1/09, Pool #256360 ....       454,784
 1,650,042   7.50%, 9/1/10, Gold Pool
               #E62448 .......................     1,736,598
   439,451   7.00%, 2/1/11, Pool #E63959 .....       458,760
   937,743   6.00%, 6/15/11, Series 2366,
               Class VG ......................       960,572
 2,100,000   6.00%, 8/15/13 , Series 2170,
               Class PE ......................     2,135,296
   752,023   5.00%, 12/1/13, Pool #E73637 ....       730,197
   799,564   5.50%, 3/1/14, Gold Pool
               #E75738 .......................       794,721
   874,871   5.00%, 4/1/14, Gold Pool
               #E00667 .......................       849,480
   302,647   6.00%, 4/1/14, Pool #E76438 .....       305,933
   416,000   6.50%, 5/15/14, Series 2288,
               Class VB ......................       415,935
   711,569   6.50%, 6/1/14, Pool #E00678 .....       726,257
 1,250,000   6.50%, 8/15/16, Series 2345,
               Class PQ ......................     1,259,623
   500,000   6.00%, 2/15/17, Series 2108,
               Class VB ......................       501,185
 1,500,000   6.50%, 1/15/22, Series 2149,
               Class TR ......................     1,558,418
 2,000,000   8.00%, 8/15/22, Series 1343,
               Class LA ......................     2,132,739
 1,167,000   6.50%, 11/15/22, Series 1552,
               Class HB ......................     1,171,896
   264,295   15.90%, 4/15/23, Series 1501,
               Class V, IF* ..................       270,073
 1,000,000   6.50%, 9/15/23, Series 1577,
               Class PV ......................       998,096
   959,000   6.50%, 9/15/23, Series 1584,
               Class L .......................       958,583
   333,000   6.50%, 11/15/23, Series 1621,
               Class K .......................       333,370

                                       54
Continued

One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
---------    ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  546,700   6.00%, 12/15/23, Series 1629,
               Class OB ......................  $    526,085
   648,352   6.50%, 12/15/23, Series 1633,
               Class Z .......................       625,448
 3,188,751   6.10%, 3/15/24, Series 1710,
               Class Z .......................     3,259,386
   821,882   6.50%, 3/15/24, Series 1692,
               Class ZA ......................       768,113
   201,000   6.50%, 3/15/24, Series 1694,
               Class PK ......................       204,676
 1,000,000   8.50%, 4/15/24, Series 1761,
               Class J .......................     1,066,678
   122,411   8.00%, 9/1/24, Pool #D55955 .....       129,696
   500,000   6.50%, 2/15/25, Series 1921,
               Class D .......................       506,441
   618,659   6.50%, 11/1/25, Pool #D65545 ....       624,903
   790,110   6.00%, 4/1/26, Pool #D70244 .....       784,311
   345,000   6.50%, 10/17/26, Series 1985,
               Class PL ......................       345,826
 1,122,935   7.41%, 1/1/27, Pool #611141* ....     1,136,095
 1,817,000   6.00%, 2/15/27, Series 2091,
               Class PF ......................     1,807,088
 2,285,000   6.25%, 4/15/27, Series 2018,
               Class PE ......................     2,248,402
   875,000   7.00%, 10/15/27, Series 1999,
               Class PU ......................       885,041
 1,000,000   6.00%, 11/15/27, Series 2132,
               Class PD ......................       996,580
 1,000,000   6.50%, 1/15/28, Series 2137,
               Class TM ......................     1,011,674
 1,500,000   5.75%, 2/15/28, Series 2110,
               Class D .......................     1,425,742
   120,000   6.00%, 2/15/28, Series 2126,
               Class TD ......................       118,699
 2,500,000   7.00%, 2/15/28, Series 2031,
               Class PG ......................     2,572,320
 1,500,000   6.95%, 3/15/28, Series 2035,
               Class PC ......................     1,542,803
   168,994   8.50%, 7/1/28, Gold Pool
               #G00981 .......................       181,903
 1,000,000   6.50%, 10/25/28, Series 98-64,
               Class TM ......................       994,936
   750,000   6.00%, 11/15/28, Series 2095,
               Class PE ......................       706,351
 2,721,697   6.50%, 2/1/29, Pool #C22459 .....     2,738,319
 2,443,800   6.50%, 6/1/29, Gold Pool
               #C00785 .......................     2,457,362
   515,000   7.00%, 8/15/29, Series 2178,
               Class PB ......................       537,019
   521,336   7.05%, 4/1/30, Pool #846812* ....       526,466
   235,424   7.35%, 10/15/30, Series 2259,
               Class ZC ......................       230,561
   243,529   0.00%, 5/15/31, Series 2318,
               PO ............................       184,346
 1,000,000   6.00%, 1/1/32 ...................       978,750
                                                ------------
                                                  52,287,800
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
---------    ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc. (8.8%):
$  169,483   7.50%, 5/15/23, Pool #326977 ....  $    177,286
   128,779   7.50%, 6/15/23, Pool #359588 ....       134,708
   123,598   9.00%, 11/15/24, Pool #780029 ...       135,371
   203,396   7.50%, 9/15/25, Pool #336427 ....       212,063
   300,000   6.50%, 9/16/25, Series 96-6,
               Class PK ......................       302,531
    61,952   7.00%, 12/15/25, Pool #405535 ...        63,727
 1,722,409   8.00%, 11/20/26, Pool #2324 .....     1,812,894
   133,127   7.50%, 12/15/26, Pool #2341 .....       138,360
   500,000   6.50%, 6/20/27, Series 97-19,
               Class PJ ......................       503,008
   136,608   6.75%, 7/20/27, Pool #80094* ....       140,216
   653,501   8.00%, 10/15/27, Pool #451507 ...       688,749
   133,836   8.00%, 10/15/27, Pool #412336 ...       141,055
   260,161   7.00%, 11/15/27, Pool #412369 ...       266,623
   454,335   7.50%, 1/15/28, Pool #427208 ....       472,010
   308,235   6.50%, 3/15/28, Pool #467705 ....       310,107
   320,980   7.00%, 4/15/28, Pool #472543 ....       328,514
   287,807   7.00%, 6/15/28, Pool #472679 ....       294,563
   226,562   7.50%, 7/15/28, Pool #780828 ....       235,499
   163,872   6.50%, 9/15/28, Pool #467225 ....       164,867
 2,000,000   7.50%, 9/16/28, Series 99-33B,
               Class PQ ......................     2,081,889
 1,000,000   6.50%, 9/20/28, Series 98-22,
               Class PD ......................       986,175
   500,000   6.00%, 5/20/29, Series 99-17,
               Class L .......................       481,482
   877,900   7.75%, 7/15/30, Pool #518078 ....       913,977
 2,500,000   6.50%, 3/16/31, Series 01-10,
               Class PE ......................     2,328,058
                                                ------------
                                                  13,313,732
                                                ------------
  Total U.S. Government Agency Mortgages          93,354,862
                                                ------------
U.S. GOVERNMENT AGENCY SECURITIES (13.2%):
Fannie Mae (2.4%):
 3,000,000   0.00%, 10/9/19 ..................       937,068
 6,000,000   0.00%, 9/23/20 ..................     1,736,934
   630,000   0.00%, 3/23/28 ..................       117,460
 1,860,538   6.50%, 8/25/29 ..................       870,382
                                                ------------
                                                   3,661,844
                                                ------------
Federal Farm Credit Bank (1.1%):
 1,500,000   6.75%, 7/7/09 ...................     1,614,093
                                                ------------
Federal Home Loan Bank (5.7%):
 3,000,000   5.25%, 8/15/06 ..................     3,058,206
 1,000,000   5.90%, 3/26/09, Series EH09 .....     1,027,888
 4,500,000   5.75%, 8/15/11 ..................     4,507,731
                                                ------------
                                                   8,593,825
                                                ------------

                                       55
Continued

One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2001

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
---------    ---------------------------------  ------------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Financial Corporation STRIPS (0.8%):
$4,000,000   12/6/18 .........................  $  1,280,956
                                                ------------
Resolution Funding Corporation (1.9%):
 1,000,000   Principal STRIPS, 10/15/17 ......       365,352
 2,000,000   Principal STRIPS, 11/08/18 ......       644,560
 2,000,000   Principal STRIPS, 1/15/20 .......       631,554
 4,000,000   Principal STRIPS, 7/15/20 .......     1,227,792
                                                ------------
                                                   2,869,258
                                                ------------
Tennessee Valley Authority (1.3%):
 2,000,000   6.00%, 3/15/13 ..................     2,010,142
                                                ------------
  Total U.S. Government Agency Securities         20,030,118
                                                ------------
U.S. TREASURY OBLIGATIONS (21.8%):
U.S. Treasury Bonds (8.3%):
   200,000   6.00%, 8/15/09 ..................       213,274
   500,000   10.38%, 11/15/09 ................       587,969
 2,800,000   10.38%, 11/15/12 ................     3,592,970
 2,700,000   7.25%, 5/15/16 ..................     3,122,404
 2,000,000   9.13%, 5/15/18 ..................     2,726,798
 1,250,000   8.13%, 8/15/19 ..................     1,578,614
   650,000   6.13%, 11/15/27 .................       683,948
                                                ------------
                                                  12,505,977
                                                ------------
U.S. Treasury Inflation Protected Bonds (4.7%):
 6,600,360   3.63%, 1/15/08 ..................     6,674,621
   510,555   3.50%, 1/15/11 ..................       508,960
                                                ------------
                                                   7,183,581
                                                ------------
U.S. Treasury Notes (3.4%):
 1,500,000   5.50%, 1/31/03 ..................     1,554,141

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
---------    ---------------------------------  ------------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes, continued:
$1,000,000   6.88%, 5/15/06 ..................  $  1,102,344
 2,500,000   5.00%, 8/15/11 ..................     2,494,533
                                                ------------
                                                   5,151,018
                                                ------------
U.S. Treasury STRIPS (5.4%):
   975,000   10/15/08 ........................       684,010
 4,000,000   11/15/09 ........................     2,621,552
 2,500,000   8/15/14 .........................     1,202,985
 3,000,000   2/15/15 .........................     1,398,780
 7,000,000   5/15/20 .........................     2,329,194
                                                ------------
                                                   8,236,521
                                                ------------
  Total U.S. Treasury Obligations                 33,077,097
                                                ------------
INVESTMENT COMPANIES (4.0%):
 6,065,521   One Group Government Money Market
               Fund, Class I .................     6,065,521
                                                ------------
  Total Investment Companies                       6,065,521
                                                ------------
REPURCHASE AGREEMENT (0.7%):
$1,029,000   State Street Bank and Trust,
               1.62%, 1/2/02 (Proceeds at
               maturity $1,029,093,
               collateralized by various U.S.
               Government Securities) ........     1,029,000
                                                ------------
  Total Repurchase Agreement                       1,029,000
                                                ------------
Total (Cost $150,512,942)(a)                    $153,556,598
                                                ============

------------

Percentages indicated are based on net assets of $151,390,623.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 4,197,963
                   Unrealized depreciation......................   (1,154,307)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 3,043,656
                                                                  ===========

   Aggregate cost for federal income tax purposes is substantially the same.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

   Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

   Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase/decrease, the yield on these securities increases/decreases.

 * The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2001.
See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2001

                                                       MID CAP        MID CAP     DIVERSIFIED    LARGE CAP     DIVERSIFIED
                                                        GROWTH         VALUE        MID CAP        GROWTH         EQUITY
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                     ------------   -----------   -----------   ------------   ------------
ASSETS:
Investments, at cost ..............................  $191,471,081   $76,934,234   $49,714,234   $289,671,865   $137,004,805
Unrealized appreciation (depreciation) from
  investments .....................................        93,265     5,110,162       835,664    (30,131,558)    (6,845,691)
                                                     ------------   -----------   -----------   ------------   ------------
Investments, at value .............................   191,564,346    82,044,396    50,549,898    259,540,307    130,159,114
Cash ..............................................            --           126        78,708             --            207
Interest and dividends receivable .................        82,794        74,873        44,426        234,196        128,455
Receivable from brokers for investments sold ......     3,150,048       854,744       181,370        804,938             --
Collateral received for securities on loan ........    10,570,083     1,813,968     5,515,441     10,472,165      3,349,019
Prepaid expenses ..................................         5,356         2,326         1,441          7,768          3,821
                                                     ------------   -----------   -----------   ------------   ------------
Total Assets ......................................   205,372,627    84,790,433    56,371,284    271,059,374    133,640,616
                                                     ------------   -----------   -----------   ------------   ------------
LIABILITIES:
Dividends payable .................................            --       124,098        21,606             --        168,294
Payable to brokers for investments purchased ......     1,936,527       445,903            --        809,736             --
Payable for return of collateral received for
  securities on loan ..............................    10,570,083     1,813,968     5,515,441     10,472,165      3,349,019
Accrued expenses and other payables:
  Investment advisory fees ........................       105,227        53,461        33,086        144,433         81,709
  Administration fees .............................        24,057        10,190         6,372         33,022         16,411
  Other ...........................................        28,935        12,211         9,993         42,692         16,052
                                                     ------------   -----------   -----------   ------------   ------------
Total Liabilities .................................    12,664,829     2,459,831     5,586,498     11,502,048      3,631,485
                                                     ------------   -----------   -----------   ------------   ------------
NET ASSETS:
Capital ...........................................   210,139,910    72,791,865    50,567,195    358,248,252    140,136,663
Undistributed (distributions in excess of) net
  investment income ...............................        (4,712)       (1,119)       (3,061)       (10,318)        (4,717)
Accumulated undistributed net realized gains
  (losses) from investments and futures ...........   (17,520,665)    4,429,694      (615,012)   (68,549,050)    (3,277,124)
Net unrealized appreciation (depreciation) from
  investments and futures .........................        93,265     5,110,162       835,664    (30,131,558)    (6,845,691)
                                                     ------------   -----------   -----------   ------------   ------------
Net Assets ........................................  $192,707,798   $82,330,602   $50,784,786   $259,557,326   $130,009,131
                                                     ============   ===========   ===========   ============   ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES) ........................................    12,473,194     6,495,263     3,505,796     18,903,080      8,731,672
                                                     ============   ===========   ===========   ============   ============
Net Asset Value ...................................  $      15.45   $     12.68   $     14.49   $      13.73   $      14.89
                                                     ============   ===========   ===========   ============   ============

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2001

                                                                 EQUITY                                        GOVERNMENT
                                                                 INDEX          BALANCED          BOND            BOND
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                              ------------    ------------    ------------    ------------
ASSETS:
Investments, at cost .......................................  $120,175,952    $196,923,277    $134,456,610    $150,512,942
Unrealized appreciation (depreciation) from investments ....   (15,447,450)       (394,902)      5,044,681       3,043,656
                                                              ------------    ------------    ------------    ------------
Investments, at value ......................................   104,728,502     196,528,375     139,501,291     153,556,598
Cash .......................................................            --          79,235          79,138             804
Interest and dividends receivable ..........................       117,231         816,930       1,239,606       1,144,744
Receivable from brokers for investments sold ...............        17,844             743          44,981          49,010
Collateral received for securities on loan .................     5,290,935       8,603,502       5,832,236       2,705,585
Prepaid expenses ...........................................         3,120           6,119           4,252           4,883
                                                              ------------    ------------    ------------    ------------
Total Assets ...............................................   110,157,632     206,034,904     146,701,504     157,461,624
                                                              ------------    ------------    ------------    ------------
LIABILITIES:
Dividends payable ..........................................       249,788       1,239,346       2,513,377       2,298,013
Payable to brokers for investments purchased ...............       238,351              --              --         974,979
Payable for return of collateral received for securities on
  loan .....................................................     5,290,935       8,603,502       5,832,236       2,705,585
Net payable for variation margin on futures contracts ......        15,708              --              --              --
Accrued expenses and other payables:
  Investment advisory fees .................................        26,448         117,122          64,126          58,309
  Administration fees ......................................        12,343          24,866          17,130          19,259
  Other ....................................................        23,222          19,771          15,564          14,856
                                                              ------------    ------------    ------------    ------------
Total Liabilities ..........................................     5,856,795      10,004,607       8,442,433       6,071,001
                                                              ------------    ------------    ------------    ------------
NET ASSETS:
Capital ....................................................   122,017,864     196,260,583     132,613,503     148,775,087
Undistributed (distributions in excess of) net investment
  income ...................................................        (2,316)          4,278          26,708          20,856
Accumulated undistributed net realized gains (losses) from
  investments and futures ..................................    (2,271,849)        160,338         574,179        (448,976)
Net unrealized appreciation (depreciation) from investments
  and futures ..............................................   (15,442,862)       (394,902)      5,044,681       3,043,656
                                                              ------------    ------------    ------------    ------------
Net Assets .................................................  $104,300,837    $196,030,297    $138,259,071    $151,390,623
                                                              ============    ============    ============    ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ..........    10,517,836      13,538,699      12,800,494      14,250,093
                                                              ============    ============    ============    ============
Net Asset Value ............................................  $       9.92    $      14.48    $      10.80    $      10.62
                                                              ============    ============    ============    ============

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 2001

                                                         MID CAP       MID CAP     DIVERSIFIED    LARGE CAP     DIVERSIFIED
                                                          GROWTH        VALUE        MID CAP        GROWTH         EQUITY
                                                        PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                       ------------   ----------   -----------   ------------   ------------
INVESTMENT INCOME:
Interest income .....................................  $     91,788   $   35,922   $    46,220   $    189,401   $    105,150
Dividend income .....................................       708,556    1,153,143       496,761      1,875,442      1,554,824
Income from securities lending ......................        36,031        7,759         7,681         34,045          8,644
                                                       ------------   ----------   -----------   ------------   ------------
Total Income ........................................       836,375    1,196,824       550,662      2,098,888      1,668,618
                                                       ------------   ----------   -----------   ------------   ------------
EXPENSES:
Investment advisory fees ............................     1,205,407      547,814       341,119      1,810,444        878,237
Administration fees .................................       275,553      110,021        68,507        413,702        176,370
Legal and audit fees ................................         8,193        9,197         7,629          9,625          9,212
Custodian fees ......................................        28,375       33,418        24,638         24,618         22,830
Insurance fees ......................................         2,172          861           596          4,749          1,789
Printing and mailing costs ..........................         8,251        6,249         3,713         13,704          8,040
Transfer agent fees .................................         4,664        6,336         5,537          4,689          6,190
Trustees' fees and expenses .........................           842        1,757         1,098          4,229          2,839
                                                       ------------   ----------   -----------   ------------   ------------
Total expenses before waivers .......................     1,533,457      715,653       452,837      2,285,760      1,105,507
Less waivers from Investment Advisor and affiliates
  (a) ...............................................       (14,075)     (12,379)      (14,944)       (20,010)       (15,642)
                                                       ------------   ----------   -----------   ------------   ------------
Net Expenses ........................................     1,519,382      703,274       437,893      2,265,750      1,089,865
                                                       ------------   ----------   -----------   ------------   ------------
Net Investment Income (Loss) ........................      (683,007)     493,550       112,769       (166,862)       578,753
                                                       ------------   ----------   -----------   ------------   ------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment
  transactions ......................................   (15,280,358)   5,024,949      (442,028)   (64,698,256)    (2,455,509)
Net change in unrealized appreciation (depreciation)
  from investment transactions ......................    (6,272,551)  (2,057,341)   (1,206,197)    (1,857,771)   (10,579,228)
                                                       ------------   ----------   -----------   ------------   ------------
Net realized/unrealized gains (losses) on
  investments .......................................   (21,552,909)   2,967,608    (1,648,225)   (66,556,027)   (13,034,737)
                                                       ------------   ----------   -----------   ------------   ------------
Change in net assets resulting from operations ......  $(22,235,916)  $3,461,158   $(1,535,456)  $(66,722,889)  $(12,455,984)
                                                       ============   ==========   ===========   ============   ============

------------
(a) Waivers include involuntary fee reductions.
See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 2001

                                                                 EQUITY                                      GOVERNMENT
                                                                 INDEX          BALANCED         BOND           BOND
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                              ------------    ------------    -----------    ----------
INVESTMENT INCOME:
Interest income ............................................  $     48,770    $  5,414,266    $ 8,996,971    $8,539,431
Dividend income ............................................     1,322,831       1,554,751         72,901        98,863
Income from securities lending .............................         8,386          28,357         28,505        26,948
                                                              ------------    ------------    -----------    ----------
Total Income ...............................................     1,379,987       6,997,374      9,098,377     8,665,242
                                                              ------------    ------------    -----------    ----------
EXPENSES:
Investment advisory fees ...................................       295,547       1,409,854        744,820       595,095
Administration fees ........................................       137,921         299,384        184,496       196,554
Legal and audit fees .......................................         6,856          10,193         11,826         6,922
Custodian fees .............................................        47,139          21,650         21,611         6,686
Insurance fees .............................................         1,003           2,712          1,936         1,366
Printing and mailing costs .................................         6,510          11,235         10,122         6,658
Transfer agent fees ........................................         6,155           4,723          6,168         4,730
Trustees' fees and expenses ................................         2,378           3,465          2,851         2,231
                                                              ------------    ------------    -----------    ----------
Total expenses before waivers ..............................       503,509       1,763,216        983,830       820,242
Less waivers from Investment Advisor and affiliates (a) ....        (9,148)         (9,154)       (52,809)       (3,692)
                                                              ------------    ------------    -----------    ----------
Net Expenses ...............................................       494,361       1,754,062        931,021       816,550
                                                              ------------    ------------    -----------    ----------
Net Investment Income (Loss) ...............................       885,626       5,243,312      8,167,356     7,848,692
                                                              ------------    ------------    -----------    ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
  FUTURES:
Net realized gains (losses) from investment and futures
  transactions .............................................    (1,324,539)        237,354        495,361       439,528
Net change in unrealized appreciation (depreciation) from
  investments and futures transactions .....................   (12,424,253)    (13,388,679)     1,838,276       260,934
                                                              ------------    ------------    -----------    ----------
Net realized/unrealized gains (losses) on investments and
  futures ..................................................   (13,748,792)    (13,151,325)     2,333,637       700,462
                                                              ------------    ------------    -----------    ----------
Change in net assets resulting from operations .............  $(12,863,166)   $ (7,908,013)   $10,500,993    $8,549,154
                                                              ============    ============    ===========    ==========

------------
(a) Waivers include involuntary fee reductions.
See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                           MID CAP GROWTH                  MID CAP VALUE                DIVERSIFIED MID CAP
                                             PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                    ----------------------------    ----------------------------    ----------------------------
                                             YEAR ENDED                      YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                    ----------------------------    ----------------------------    ----------------------------
                                        2001            2000            2001            2000            2001            2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income
      (loss) .....................  $  (683,007)    $  (754,599)    $   493,550     $   462,831     $   112,769     $   112,240
    Net realized gains (losses)
      from investments ...........  (15,280,358)     30,926,988       5,024,949       4,605,326        (442,028)      6,354,186
    Net change in unrealized
      appreciation (depreciation)
      from investments ...........   (6,272,551)    (25,999,458)     (2,057,341)      7,600,017      (1,206,197)     (1,267,275)
                                    ------------    ------------    -----------     -----------     -----------     -----------
Change in net assets resulting
  from operations ................  (22,235,916)      4,172,931       3,461,158      12,668,174      (1,535,456)      5,199,151
                                    ------------    ------------    -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...           --              --        (495,658)       (467,586)       (115,293)       (129,409)
    From net realized gains from
      investment transactions ....  (31,042,002)     (4,291,523)     (4,933,663)         (6,914)     (6,252,982)       (336,666)
                                    ------------    ------------    -----------     -----------     -----------     -----------
Change in net assets from
  shareholder distributions ......  (31,042,002)     (4,291,523)     (5,429,321)       (474,500)     (6,368,275)       (466,075)
                                    ------------    ------------    -----------     -----------     -----------     -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares
      issued .....................   21,203,974      59,444,617      21,703,157      33,215,736      15,095,430      20,734,655
    Dividends reinvested .........   31,042,002       4,291,420       5,437,247         342,452       6,381,334         431,405
    Cost of shares redeemed ......   (9,330,084)       (999,091)     (7,998,474)     (9,084,400)     (5,341,769)     (4,971,085)
                                    ------------    ------------    -----------     -----------     -----------     -----------
Change in net assets from capital
  transactions ...................   42,915,892      62,736,946      19,141,930      24,473,788      16,134,995      16,194,975
                                    ------------    ------------    -----------     -----------     -----------     -----------
Change in net assets .............  (10,362,026)     62,618,354      17,173,767      36,667,462       8,231,264      20,928,051
                                    ------------    ------------    -----------     -----------     -----------     -----------
NET ASSETS:
    Beginning of period ..........  203,069,824     140,451,470      65,156,835      28,489,373      42,553,522      21,625,471
                                    ------------    ------------    -----------     -----------     -----------     -----------
    End of period ................  $192,707,798    $203,069,824    $82,330,602     $65,156,835     $50,784,786     $42,553,522
                                    ============    ============    ===========     ===========     ===========     ===========
SHARE TRANSACTIONS:
    Issued .......................    1,313,647       2,593,070       1,724,733       2,958,899       1,017,984       1,224,077
    Reinvested ...................    2,218,864         178,884         466,355          30,240         474,499          24,951
    Redeemed .....................     (623,440)        (43,131)       (645,388)       (781,789)       (373,016)       (287,499)
                                    ------------    ------------    -----------     -----------     -----------     -----------
Change in Shares .................    2,909,071       2,728,823       1,545,700       2,207,350       1,119,467         961,529
                                    ============    ============    ===========     ===========     ===========     ===========

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                          LARGE CAP GROWTH                DIVERSIFIED EQUITY                 EQUITY INDEX
                                              PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                    -----------------------------    ----------------------------    ----------------------------
                                             YEAR ENDED                       YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31,                     DECEMBER 31,                    DECEMBER 31,
                                    -----------------------------    ----------------------------    ----------------------------
                                        2001            2000             2001            2000            2001            2000
                                    ------------    -------------    ------------    ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income
      (loss) .....................  $  (166,862)    $   (545,808)    $   578,753     $   367,615     $   885,626     $   856,688
    Net realized gains (losses)
      from investments and
      futures ....................  (64,698,256)      34,157,353      (2,455,509)       (807,111)     (1,324,539)       (132,946)
    Net change in unrealized
      appreciation (depreciation)
      from investments and
      futures ....................   (1,857,771)    (128,240,269)    (10,579,228)     (4,659,855)    (12,424,253)     (9,562,825)
                                    ------------    -------------    ------------    ------------    ------------    -----------
Change in net assets resulting
  from operations ................  (66,722,889)     (94,628,724)    (12,455,984)     (5,099,351)    (12,863,166)     (8,839,083)
                                    ------------    -------------    ------------    ------------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...           --               --        (578,340)       (372,745)       (884,519)       (861,031)
    From net realized gains from
      investment transactions ....  (37,580,507)      (7,637,326)             --              --              --      (1,091,552)
                                    ------------    -------------    ------------    ------------    ------------    -----------
Change in net assets from
  shareholder distributions ......  (37,580,507)      (7,637,326)       (578,340)       (372,745)       (884,519)     (1,952,583)
                                    ------------    -------------    ------------    ------------    ------------    -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares
      issued .....................   23,373,386       71,898,906      43,818,255      51,070,661      25,933,695      50,735,024
    Dividends reinvested .........   37,580,507        7,637,184         540,112         242,678         856,749       1,730,497
    Cost of shares redeemed ......  (24,695,214)      (9,686,090)    (10,833,718)     (7,388,064)     (5,047,368)       (496,056)
                                    ------------    -------------    ------------    ------------    ------------    -----------
Change in net assets from capital
  transactions ...................   36,258,679       69,850,000      33,524,649      43,925,275      21,743,076      51,969,465
                                    ------------    -------------    ------------    ------------    ------------    -----------
Change in net assets .............  (68,044,717)     (32,416,050)     20,490,325      38,453,179       7,995,391      41,177,799
                                    ------------    -------------    ------------    ------------    ------------    -----------
NET ASSETS:
    Beginning of period ..........  327,602,043      360,018,093     109,518,806      71,065,627      96,305,446      55,127,647
                                    ------------    -------------    ------------    ------------    ------------    -----------
    End of period ................  $259,557,326    $327,602,043     $130,009,131    $109,518,806    $104,300,837    $96,305,446
                                    ============    =============    ============    ============    ============    ===========
SHARE TRANSACTIONS:
    Issued .......................    1,557,718        2,876,455       2,870,962       2,904,522       2,510,223       4,079,820
    Reinvested ...................    2,684,321          282,440          36,025          13,473          84,380         134,667
    Redeemed .....................   (1,658,873)        (391,525)       (718,613)       (419,478)       (511,239)        (40,498)
                                    ------------    -------------    ------------    ------------    ------------    -----------
Change in Shares .................    2,583,166        2,767,370       2,188,374       2,498,517       2,083,364       4,173,989
                                    ============    =============    ============    ============    ============    ===========

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                              BALANCED                          BOND                      GOVERNMENT BOND
                                             PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                    ----------------------------    ----------------------------    ----------------------------
                                             YEAR ENDED                      YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                                    ----------------------------    ----------------------------    ----------------------------
                                        2001            2000            2001            2000            2001            2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income
      (loss) .....................  $ 5,243,312     $ 5,229,803     $ 8,167,356     $ 5,277,612     $ 7,848,692     $  5,077,802
    Net realized gains (losses)
      from investments ...........      237,354         662,284         495,361          26,361         439,528         (226,591)
    Net change in unrealized
      appreciation (depreciation)
      from investments ...........  (13,388,679)     (2,614,573)      1,838,276       5,307,389         260,934        5,007,508
                                    ------------    ------------    ------------    ------------    ------------    ------------
Change in net assets resulting
  from operations ................   (7,908,013)      3,277,514      10,500,993      10,611,362       8,549,154        9,858,719
                                    ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ...   (5,183,643)     (5,856,216)     (8,065,187)     (5,264,166)     (7,780,895)      (5,160,125)
    From net realized gains from
      investment transactions ....     (777,676)       (137,319)             --              --              --               --
                                    ------------    ------------    ------------    ------------    ------------    ------------
Change in net assets from
  shareholder distributions ......   (5,961,319)     (5,993,535)     (8,065,187)     (5,264,166)     (7,780,895)      (5,160,125)
                                    ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
    Proceeds from shares
      issued .....................   10,944,306      27,804,268      47,171,029      41,654,569      46,574,266       33,115,016
    Dividends reinvested .........    6,143,471       4,572,008       7,079,982       3,735,994       6,989,565        3,653,854
    Cost of shares redeemed ......  (15,756,195)     (5,072,593)    (21,394,970)    (15,614,072)     (6,326,895)      (2,241,474)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Change in net assets from capital
  transactions ...................    1,331,582      27,303,683      32,856,041      29,776,491      47,236,936       34,527,396
                                    ------------    ------------    ------------    ------------    ------------    ------------
Change in net assets .............  (12,537,750)     24,587,662      35,291,847      35,123,687      48,005,195       39,225,990
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS:
    Beginning of period ..........  208,568,047     183,980,385     102,967,224      67,843,537     103,385,428       64,159,438
                                    ------------    ------------    ------------    ------------    ------------    ------------
    End of period ................  $196,030,297    $208,568,047    $138,259,071    $102,967,224    $151,390,623    $103,385,428
                                    ============    ============    ============    ============    ============    ============
SHARE TRANSACTIONS:
    Issued .......................      737,855       1,770,664       4,349,246       4,093,016       4,338,126        3,262,278
    Reinvested ...................      420,893         286,260         659,147         369,249         657,908          362,718
    Redeemed .....................   (1,089,523)       (321,862)     (1,952,960)     (1,513,495)       (589,869)        (221,811)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Change in Shares .................       69,225       1,735,062       3,055,433       2,948,770       4,406,165        3,403,185
                                    ============    ============    ============    ============    ============    ============

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            INVESTMENT ACTIVITIES
                                                 --------------------------------------------
                                                                 NET REALIZED
                                     NET ASSET      NET         AND UNREALIZED       TOTAL
                                      VALUE,     INVESTMENT         GAINS             FROM
                                     BEGINNING     INCOME        (LOSSES) ON       INVESTMENT
                                     OF PERIOD     (LOSS)        INVESTMENTS       ACTIVITIES
                                     ---------   ----------     --------------     ----------
MID CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001....   $21.23       $(0.06)          $(2.53)          $(2.59)
 Period Ended December 31, 2000....    20.55        (0.08)            1.34             1.26
 Period Ended December 31, 1999....    18.52        (0.03)            4.73             4.70
 Period Ended December 31, 1998....    14.21        (0.03)            5.95             5.92
 Period Ended December 31, 1997....    12.11        (0.03)            3.63             3.60

MID CAP VALUE PORTFOLIO
 Period Ended December 31, 2001....    13.16         0.08             0.45             0.53
 Period Ended December 31, 2000....    10.39         0.11             2.77             2.88
 Period Ended December 31, 1999....    10.70         0.11            (0.31)           (0.20)
 Period Ended December 31, 1998....    11.53         0.21            (0.58)           (0.37)
 May 1 to December 31, 1997 (b)....    10.00         0.12             1.57             1.69

DIVERSIFIED MID CAP PORTFOLIO
 Period Ended December 31, 2001....    17.83         0.04            (0.95)           (0.91)
 Period Ended December 31, 2000....    15.18         0.06             2.88             2.94
 Period Ended December 31, 1999....    14.76         0.03             1.50             1.53
 Period Ended December 31, 1998....    14.38        (0.01)            0.70             0.69
 Period Ended December 31, 1997....    13.46         0.01             3.55             3.56

LARGE CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001....    20.07        (0.01)           (4.01)           (4.02)
 Period Ended December 31, 2000....    26.56        (0.03)           (5.93)           (5.96)
 Period Ended December 31, 1999....    22.63         0.02             6.60             6.62
 Period Ended December 31, 1998....    17.21         0.06             7.03             7.09
 Period Ended December 31, 1997....    13.67         0.10             4.25             4.35

DIVERSIFIED EQUITY PORTFOLIO
 Period Ended December 31, 2001....    16.74         0.07            (1.85)           (1.78)
 Period Ended December 31, 2000....    17.57         0.07            (0.83)           (0.76)
 Period Ended December 31, 1999....    17.80         0.10             1.51             1.61
 Period Ended December 31, 1998....    16.22         0.11             2.00             2.11
 Period Ended December 31, 1997....    13.19         0.13             3.38             3.51

EQUITY INDEX PORTFOLIO
 Period Ended December 31, 2001....    11.42         0.09            (1.50)           (1.41)
 Period Ended December 31, 2000....    12.94         0.13            (1.32)           (1.19)
 Period Ended December 31, 1999....    10.97         0.17             2.13             2.30
 May 1 to December 31, 1998 (b)....    10.00         0.08             0.97             1.05

BALANCED PORTFOLIO
 Period Ended December 31, 2001....    15.48         0.39            (0.95)           (0.56)
 Period Ended December 31, 2000....    15.68         0.39            (0.13)            0.26
 Period Ended December 31, 1999....    15.14         0.39             0.83             1.22
 Period Ended December 31, 1998....    13.19         0.39             2.14             2.53
 Period Ended December 31, 1997....    11.93         0.39             2.31             2.70

BOND PORTFOLIO
 Period Ended December 31, 2001....    10.57         0.69             0.23             0.92
 Period Ended December 31, 2000....     9.98         0.61             0.58             1.19
 Period Ended December 31, 1999....    10.73         0.60            (0.76)           (0.16)
 Period Ended December 31, 1998....    10.44         0.57             0.31             0.88
 May 1 to December 31, 1997 (b)....    10.00         0.37             0.45             0.82

GOVERNMENT BOND PORTFOLIO
 Period Ended December 31, 2001....    10.50         0.61             0.12             0.73
 Period Ended December 31, 2000....     9.96         0.61             0.55             1.16
 Period Ended December 31, 1999....    10.64         0.56            (0.70)           (0.14)
 Period Ended December 31, 1998....    10.48         0.56             0.20             0.76
 Period Ended December 31, 1997....    10.15         0.60             0.35             0.95


                                                       DISTRIBUTIONS
                                     --------------------------------------------------
                                                  IN EXCESS                   IN EXCESS
                                        NET         OF NET         NET         OF NET
                                     INVESTMENT   INVESTMENT     REALIZED     REALIZED
                                       INCOME       INCOME        GAINS         GAINS
                                     ----------   ----------     --------     ---------
MID CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001....    $   --       $   --        $(3.19)      $   --
 Period Ended December 31, 2000....        --           --         (0.58)          --
 Period Ended December 31, 1999....        --           --         (2.67)          --
 Period Ended December 31, 1998....        --           --         (1.38)       (0.03)
 Period Ended December 31, 1997....        --           --         (1.48)          --
MID CAP VALUE PORTFOLIO
 Period Ended December 31, 2001....     (0.08)          --         (0.93)          --
 Period Ended December 31, 2000....     (0.11)          --            --(a)        --
 Period Ended December 31, 1999....     (0.11)          --            --           --
 Period Ended December 31, 1998....     (0.21)          --         (0.20)       (0.05)
 May 1 to December 31, 1997 (b)....     (0.12)          --         (0.04)          --
DIVERSIFIED MID CAP PORTFOLIO
 Period Ended December 31, 2001....     (0.04)          --         (2.39)          --
 Period Ended December 31, 2000....     (0.07)          --         (0.22)          --
 Period Ended December 31, 1999....     (0.02)          --         (1.09)          --
 Period Ended December 31, 1998....        --           --         (0.31)          --
 Period Ended December 31, 1997....     (0.01)          --         (2.63)          --
LARGE CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001....        --           --         (2.32)          --
 Period Ended December 31, 2000....        --           --         (0.53)          --
 Period Ended December 31, 1999....     (0.02)       (0.02)        (2.65)          --
 Period Ended December 31, 1998....     (0.06)          --         (1.61)          --
 Period Ended December 31, 1997....     (0.10)          --         (0.71)          --
DIVERSIFIED EQUITY PORTFOLIO
 Period Ended December 31, 2001....     (0.07)          --            --           --
 Period Ended December 31, 2000....     (0.07)          --            --           --
 Period Ended December 31, 1999....     (0.10)          --         (1.73)       (0.01)
 Period Ended December 31, 1998....     (0.12)          --         (0.41)          --
 Period Ended December 31, 1997....     (0.13)          --         (0.35)          --
EQUITY INDEX PORTFOLIO
 Period Ended December 31, 2001....     (0.09)          --            --           --
 Period Ended December 31, 2000....     (0.13)          --         (0.20)          --
 Period Ended December 31, 1999....     (0.17)          --         (0.16)          --
 May 1 to December 31, 1998 (b)....     (0.08)          --            --           --
BALANCED PORTFOLIO
 Period Ended December 31, 2001....     (0.38)          --         (0.06)          --
 Period Ended December 31, 2000....     (0.45)          --         (0.01)          --
 Period Ended December 31, 1999....     (0.38)          --         (0.30)          --
 Period Ended December 31, 1998....     (0.39)          --         (0.19)          --
 Period Ended December 31, 1997....     (0.39)          --         (1.05)          --
BOND PORTFOLIO
 Period Ended December 31, 2001....     (0.69)          --            --           --
 Period Ended December 31, 2000....     (0.60)          --            --           --
 Period Ended December 31, 1999....     (0.59)          --            --           --
 Period Ended December 31, 1998....     (0.58)       (0.01)           --           --
 May 1 to December 31, 1997 (b)....     (0.37)       (0.01)           --           --
GOVERNMENT BOND PORTFOLIO
 Period Ended December 31, 2001....     (0.61)          --            --           --
 Period Ended December 31, 2000....     (0.62)          --            --           --
 Period Ended December 31, 1999....     (0.54)          --            --           --
 Period Ended December 31, 1998....     (0.56)       (0.01)        (0.03)          --
 Period Ended December 31, 1997....     (0.60)          --         (0.02)          --

------------

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Amount is less than 0.01.

(b) Period from commencement of operations.

(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------

                                               DISTRIBUTIONS
                                          -----------------------
                                          RETURN                      NET ASSET
                                            OF          TOTAL          VALUE,        TOTAL
                                          CAPITAL   DISTRIBUTIONS   END OF PERIOD    RETURN
                                          -------   -------------   -------------   --------
MID CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001.........  $   --       $(3.19)         $15.45        (10.65)%
 Period Ended December 31, 2000.........      --        (0.58)          21.23          5.79
 Period Ended December 31, 1999.........      --        (2.67)          20.55         25.42
 Period Ended December 31, 1998.........   (0.20)       (1.61)          18.52         38.82
 Period Ended December 31, 1997.........   (0.02)       (1.50)          14.21         29.81

MID CAP VALUE PORTFOLIO
 Period Ended December 31, 2001.........      --        (1.01)          12.68          4.80
 Period Ended December 31, 2000.........      --        (0.11)          13.16         27.91
 Period Ended December 31, 1999.........      --        (0.11)          10.39         (1.84)
 Period Ended December 31, 1998.........      --        (0.46)          10.70         (3.31)
 May 1 to December 31, 1997 (a).........      --        (0.16)          11.53         25.26(c)

DIVERSIFIED MID CAP PORTFOLIO
 Period Ended December 31, 2001.........      --        (2.43)          14.49         (4.03)
 Period Ended December 31, 2000.........      --        (0.29)          17.83         19.45
 Period Ended December 31, 1999.........      --        (1.11)          15.18         10.50
 Period Ended December 31, 1998.........      --        (0.31)          14.76          4.91
 Period Ended December 31, 1997.........      --        (2.64)          14.38         26.65

LARGE CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001.........      --        (2.32)          13.73        (20.28)
 Period Ended December 31, 2000.........      --        (0.53)          20.07        (22.96)
 Period Ended December 31, 1999.........      --        (2.69)          26.56         29.26
 Period Ended December 31, 1998.........      --        (1.67)          22.63         41.27
 Period Ended December 31, 1997.........      --        (0.81)          17.21         31.93

DIVERSIFIED EQUITY PORTFOLIO
 Period Ended December 31, 2001.........      --        (0.07)          14.89        (10.61)
 Period Ended December 31, 2000.........      --        (0.07)          16.74         (4.36)
 Period Ended December 31, 1999.........      --        (1.84)          17.57          9.13
 Period Ended December 31, 1998.........      --        (0.53)          17.80         13.10
 Period Ended December 31, 1997.........      --        (0.48)          16.22         26.80

EQUITY INDEX PORTFOLIO
 Period Ended December 31, 2001.........      --        (0.09)           9.92        (12.34)
 Period Ended December 31, 2000.........      --        (0.33)          11.42         (9.48)
 Period Ended December 31, 1999.........      --        (0.33)          12.94         21.11
 May 1 to December 31, 1998 (a).........      --        (0.08)          10.97         10.52(c)

BALANCED PORTFOLIO
 Period Ended December 31, 2001.........      --        (0.44)          14.48         (3.57)
 Period Ended December 31, 2000.........      --        (0.46)          15.48          1.65
 Period Ended December 31, 1999.........      --        (0.68)          15.68          8.20
 Period Ended December 31, 1998.........      --        (0.58)          15.14         19.09
 Period Ended December 31, 1997.........      --        (1.44)          13.19         22.90

BOND PORTFOLIO
 Period Ended December 31, 2001.........      --        (0.69)          10.80          8.85
 Period Ended December 31, 2000.........      --        (0.60)          10.57         12.20
 Period Ended December 31, 1999.........      --        (0.59)           9.98         (1.50)
 Period Ended December 31, 1998.........      --        (0.59)          10.73          8.66
 May 1 to December 31, 1997 (a).........      --        (0.38)          10.44         12.29(c)

GOVERNMENT BOND PORTFOLIO
 Period Ended December 31, 2001.........      --        (0.61)          10.62          7.05
 Period Ended December 31, 2000.........      --        (0.62)          10.50         12.00
 Period Ended December 31, 1999.........      --        (0.54)           9.96         (1.31)
 Period Ended December 31, 1998.........      --        (0.60)          10.64          7.32
 Period Ended December 31, 1997.........      --        (0.62)          10.48          9.67

                                                                  RATIOS/SUPPLEMENTARY DATA
                                          --------------------------------------------------------------------------
                                               NET            RATIO          RATIO OF         RATIO OF
                                             ASSETS,       OF EXPENSES    NET INVESTMENT      EXPENSES
                                              END OF       TO AVERAGE    INCOME TO AVERAGE   TO AVERAGE    PORTFOLIO
                                          PERIOD (000'S)   NET ASSETS       NET ASSETS       NET ASSETS*   TURNOVER
                                          --------------   -----------   -----------------   -----------   ---------
MID CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001.........     $192,708           0.82%           (0.37)%           0.83%      91.65%
 Period Ended December 31, 2000.........      203,070           0.87            (0.40)            0.87      161.73
 Period Ended December 31, 1999.........      140,451           0.92            (0.21)            0.92      167.61
 Period Ended December 31, 1998.........       92,674           0.97            (0.25)            0.97       87.70
 Period Ended December 31, 1997.........       50,707           1.10            (0.25)            1.11      175.60
MID CAP VALUE PORTFOLIO
 Period Ended December 31, 2001.........       82,331           0.95             0.67             0.97      103.19
 Period Ended December 31, 2000.........       65,157           0.95             1.03             1.00      141.27
 Period Ended December 31, 1999.........       28,489           0.95             1.10             1.02      198.01
 Period Ended December 31, 1998.........       22,501           0.95             1.90             1.27       39.30
 May 1 to December 31, 1997 (a).........       13,926           0.95(c)          1.83(c)          1.22(c)    19.60
DIVERSIFIED MID CAP PORTFOLIO
 Period Ended December 31, 2001.........       50,785           0.95             0.24             0.98       51.60
 Period Ended December 31, 2000.........       42,554           0.95             0.35             0.99       76.98
 Period Ended December 31, 1999.........       21,625           0.92             0.26             1.03       58.77
 Period Ended December 31, 1998.........       18,160           0.95            (0.10)            1.52       26.20
 Period Ended December 31, 1997.........       11,668           0.91             0.04             1.49       80.70
LARGE CAP GROWTH PORTFOLIO
 Period Ended December 31, 2001.........      259,557           0.81            (0.06)            0.82       74.80
 Period Ended December 31, 2000.........      327,602           0.85            (0.14)            0.85       96.20
 Period Ended December 31, 1999.........      360,018           0.88             0.08             0.88       94.18
 Period Ended December 31, 1998.........      202,035           0.93             0.32             0.93       61.00
 Period Ended December 31, 1997.........       99,628           1.00             0.69             1.00       34.40
DIVERSIFIED EQUITY PORTFOLIO
 Period Ended December 31, 2001.........      130,009           0.92             0.49             0.93       23.67
 Period Ended December 31, 2000.........      109,519           0.95             0.40             0.95       24.72
 Period Ended December 31, 1999.........       71,066           0.95             0.54             0.97       91.90
 Period Ended December 31, 1998.........       59,560           0.95             0.69             1.02       43.20
 Period Ended December 31, 1997.........       38,705           0.93             0.93             1.10       31.10
EQUITY INDEX PORTFOLIO
 Period Ended December 31, 2001.........      104,301           0.50             0.90             0.51        1.13
 Period Ended December 31, 2000.........       96,305           0.55             1.06             0.55        3.51
 Period Ended December 31, 1999.........       55,128           0.55             1.67             0.58        1.50
 May 1 to December 31, 1998 (a).........       14,481           0.55(c)          1.45(c)          1.13(c)     2.30
BALANCED PORTFOLIO
 Period Ended December 31, 2001.........      196,030           0.87             2.60             0.88       34.45
 Period Ended December 31, 2000.........      208,568           0.90             2.58             0.90       33.38
 Period Ended December 31, 1999.........      183,980           0.95             2.74             0.95       60.13
 Period Ended December 31, 1998.........      102,845           1.00             2.66             1.00       32.10
 Period Ended December 31, 1997.........       41,446           1.00             3.24             1.15       60.90
BOND PORTFOLIO
 Period Ended December 31, 2001.........      138,259           0.75             6.57             0.79       22.83
 Period Ended December 31, 2000.........      102,967           0.75             6.12             0.80        6.62
 Period Ended December 31, 1999.........       67,844           0.75             5.86             0.85        7.50
 Period Ended December 31, 1998.........       60,892           0.75             5.36             0.81       14.50
 May 1 to December 31, 1997 (a).........       34,230           0.75(c)          5.97(c)          0.77(c)    14.80
GOVERNMENT BOND PORTFOLIO
 Period Ended December 31, 2001.........      151,391           0.62             5.93             0.62       24.85
 Period Ended December 31, 2000.........      103,385           0.67             6.25             0.67       25.17
 Period Ended December 31, 1999.........       64,159           0.73             5.68             0.73       55.15
 Period Ended December 31, 1998.........       42,187           0.75             5.56             0.78       40.40
 Period Ended December 31, 1997.........       22,365           0.75             6.06             0.88       21.30

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2001

1. ORGANIZATION:

   One Group Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Diversified Mid Cap Portfolio, the Large Cap Growth Portfolio, the Diversified Equity Portfolio, the Equity Index Portfolio, the Balanced Portfolio, the Bond Portfolio and the Government Bond Portfolio (individually a "Portfolio", collectively the "Portfolios").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in less than 61 days), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which the above valuation procedures are inappropriate or deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as futures and indexed securities involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Portfolios enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Portfolios.

     FUTURES CONTRACTS

     The Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by a Portfolio based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

                                       66
Continued

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2001

     The following is a summary of futures outstanding as of December 31, 2001:

                                                                     NUMBER       OPENING       CURRENT
   FUND                                 CONTRACT TYPE             OF CONTRACTS   POSITIONS    MARKET VALUE
   ----                      -----------------------------------  ------------   ----------   ------------
   Equity Index Portfolio    Long S&P 500, March 2002 Futures          5         $1,431,912    $1,436,500

     INDEXED SECURITIES

     The Portfolios, other than Equity Index Portfolio, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currency, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

     REPURCHASE AGREEMENTS

     The Portfolios may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor") to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain those securities in the event of a counterparty default. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited. The Funds, along with certain other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or Federal Agency obligations.

     SECURITIES LENDING

     To generate additional income, each Portfolio may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company N.A., an affiliate of the Advisor, serves as sub-custodian for the security lending program. The security lending fee is

                                       67
Continued

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2001

     computed on basis points of the amount loaned. As of December 31, 2001, the following Portfolios had securities with the following market values on loan:

                                                                                  MARKET VALUE
                                                                 MARKET VALUE      OF LOANED
   PORTFOLIO                                                     OF COLLATERAL     SECURITIES
   ---------                                                     -------------    ------------
   Mid Cap Growth Portfolio....................................   $10,570,083     $10,342,980
   Mid Cap Value Portfolio.....................................     1,813,968       1,775,034
   Diversified Mid Cap Portfolio...............................     5,515,441       5,397,020
   Large Cap Growth Portfolio..................................    10,472,165      10,247,508
   Diversified Equity Portfolio................................     3,349,019       3,277,189
   Equity Index Portfolio......................................     5,290,935       5,177,431
   Balanced Portfolio..........................................    26,806,131      25,907,418
   Bond Portfolio..............................................    27,621,938      26,460,543
   Government Bond Portfolio...................................    22,539,822      22,082,142

     The loaned securities were fully collateralized by cash, U.S. government securities, and letters of credit as of December 31, 2001. Cash collateral was reinvested in repurchase agreements.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes. Amortization and accretion are calculated using the effective interest method.

     EXPENSES

     Direct expenses of a Portfolio are allocated to that Portfolio. The general expenses of the Trust are allocated among the respective Portfolios based on net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income, if any, are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

     FEDERAL INCOME TAX

     Each Portfolio intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                       68
Continued

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2001

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, of the following annual percentages of the average daily net assets of each Portfolio:

                                                                    ADVISORY
    PORTFOLIO                                                         FEE
    ---------                                                       --------
    Mid Cap Growth Portfolio....................................      0.65%
    Mid Cap Value Portfolio.....................................      0.74%
    Diversified Mid Cap Portfolio...............................      0.74%
    Large Cap Growth Portfolio..................................      0.65%
    Diversified Equity Portfolio................................      0.74%
    Equity Index Portfolio......................................      0.30%
    Balanced Portfolio..........................................      0.70%
    Bond Portfolio..............................................      0.60%
    Government Bond Portfolio...................................      0.45%

   The Advisor has voluntarily agreed to reduce fees to assist the Portfolios in maintaining competitive expense ratios.

   The Trust and One Group Administrative Services. Inc., (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.18% on the first $250 million in Trust average daily net assets (other than the assets in the Equity Index Portfolio) and 0.14% on Trust average daily net assets in excess of $250 million (other than the assets in the Equity Index Portfolio). The Administrator is entitled to a fee at the rate of 0.14% of the Equity Index Portfolio's average daily net assets.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Portfolios for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and financial futures) for the year ended December 31, 2001, were as follows:

    PORTFOLIO                                                      PURCHASES         SALES
    ---------                                                     ------------    ------------
    Mid Cap Growth Portfolio....................................  $177,782,098    $167,438,616
    Mid Cap Value Portfolio.....................................    90,432,664      75,054,055
    Diversified Mid Cap Portfolio...............................    33,818,461      22,773,087
    Large Cap Growth Portfolio..................................   223,985,540     201,690,650
    Diversified Equity Portfolio................................    56,560,393      26,795,737
    Equity Index Portfolio......................................    21,678,964       1,069,322
    Balanced Portfolio..........................................    71,212,819      67,777,597
    Bond Portfolio..............................................    53,684,614      27,478,951
    Government Bond Portfolio...................................    72,310,421      31,664,054

                                       69
Continued

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2001

5. FEDERAL TAX INFORMATION:

   The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended December 31, 2001:

    PORTFOLIO                                                       DISTRIBUTIONS
    ---------                                                       -------------
    Mid Cap Growth Portfolio....................................     26,510,605
    Mid Cap Value Portfolio.....................................      1,689,072
    Diversified Mid Cap Portfolio...............................      3,636,648
    Large Cap Growth Portfolio..................................     37,575,135
    Balanced Portfolio..........................................        777,676

   As of December 31, 2001 the following Portfolios have capital loss carry forwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                        EXPIRES
                                                --------------------------------------------------------
    PORTFOLIO                                      2007           2008           2009           TOTAL
    ---------                                   -----------    -----------    -----------    -----------
    Mid Cap Growth Portfolio................    $        --    $        --    $14,935,425    $14,935,425
    Diversified Mid Cap Portfolio...........             --             --        266,510        266,510
    Large Cap Growth Portfolio..............             --             --     61,194,703     61,194,703
    Diversified Equity Portfolio............             --        679,447      2,312,093      2,991,540
    Equity Index Portfolio..................             --        916,738      1,096,103      2,012,841
    Government Bond Portfolio...............        181,656        262,126             --        443,782

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

    PORTFOLIO                                                       AMOUNT
    ---------                                                       -------
    Mid Cap Growth Portfolio....................................       8.77%
    Mid Cap Value Portfolio.....................................      23.31%
    Diversified Mid Cap Portfolio...............................      13.07%
    Diversified Equity Portfolio................................     100.00%
    Equity Index Portfolio......................................     100.00%
    Balanced Portfolio..........................................      28.71%

One Group Investment Trust
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS                                          DECEMBER 31, 2001

                                                                                                             NUMBER OF
                                    POSITION HELD                                                           PORTFOLIOS
                                       AND TIME                                                           OVERSEEN WITHIN
NAME AND ADDRESS                        SERVED                                                               THE FUND
(TRUSTEE)                     AGE   WITH THE TRUST     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS        COMPLEX
----------------              ---   --------------   ---------------------------------------------------  ---------------
Peter C. Marshall             58       Trustee       Since March 2000, Senior Vice President, W.D.               9
1111 Polaris Parkway,                 5/16/94 -      Howard, Inc (corporate parent of DCI Marketing,
Suite B2                               present       Inc.) From November 1993 to March 2000, President
Columbus, Ohio 43240                                 DCI Marketing, Inc.

Charles I. Post               73       Trustee       Since July 1986, self-employed as a consultant.             9
1111 Polaris Parkway,                 5/16/94 -
Suite B2                               present
Columbus, Ohio 43240


Frederick W. Ruebeck          61       Trustee       Since April 2000, advisor Jerome P. Green &                 9
1111 Polaris Parkway,                 5/16/94 -      Associates, LLP. From January 2000 to April 2000,
Suite B2                               present       self-employed as a consultant. From June 1988 to
Columbus, Ohio 43240                                 December 1999, Director of Investments, Eli Lilly
                                                     and Company.


Robert A. Oden, Jr.           54       Trustee       Since 1995, President, Kenyon College.                      9
1111 Polaris Parkway,                 6/25/97 -
Suite B2                               present
Columbus, Ohio 43240


John F. Finn                  53       Trustee       Since 1975, President of Gardner, Inc. (wholesale           9
1111 Polaris Parkway,                 5/21/98 -      distributor to outdoor power equipment industry)
Suite B2                               present
Columbus, Ohio 43240


Marilyn McCoy                 53       Trustee       Since 1985, Vice President of Administration and            9
1111 Polaris Parkway,                 4/28/99 -      Planning, Northwestern University.
Suite B2                               present
Columbus, Ohio 43240


Julius L. Pallone             70       Trustee       Since 1994, President, J.L. Pallone Associates.             9
1111 Polaris Parkway,                 4/28/99 -
Suite B2                               present
Columbus, Ohio 43240


Donald L. Tuttle              66       Trustee       Since 1995, Vice President, Association for                 9
1111 Polaris Parkway,                 4/28/99 -      Investment Management and Research.
Suite B2                               present
Columbus, Ohio 43240

                                       71
Continued

One Group Investment Trust
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS, CONTINUED                               DECEMBER 31, 2001

                                                                                                             NUMBER OF
                                    POSITION HELD                                                           PORTFOLIOS
                                       AND TIME                                                           OVERSEEN WITHIN
NAME AND ADDRESS                        SERVED                                                               THE FUND
(OFFICERS)                    AGE   WITH THE TRUST     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS        COMPLEX
----------------              ---   --------------   ---------------------------------------------------  ---------------
Mark A. Beeson                43      President      From October 1999 to present, Chief Executive               9
1111 Polaris Parkway,                 1/1/00 -       Officer and President, One Group Administrative
Suite B2                               present       Services, Inc. and Chief Executive Officer and
Columbus, Ohio 43240                                 President, One Group Dealer Services, Inc.; August
                                                     1994 to October 1999, Senior Managing Director,
                                                     Banc One Investment Advisors Corporation.


Robert L. Young               38    Vice President   From October 1999 to present, Vice President and            9
1111 Polaris Parkway,               and Treasurer    Treasurer, One Group Administrative Services, Inc.,
Suite B2                              1/1/00 -       and Vice President and Treasurer, One Group Dealer
Columbus, Ohio 43240                   present       Services, Inc.; December 1996, to October 1999,
                                                     Managing Director of Mutual Fund Administration,
                                                     Banc One Investment Advisors Corporation.


Michael V. Wible              39      Secretary      From January 2000 to present, First Vice President          9
1111 Polaris Parkway,                 1/1/00 -       and Counsel, Bank One Corporation; September 1994
Suite B2                               present       to January 2000, Counsel to Bank One Corporation.
Columbus, Ohio 43240


Gary R. Young                 32      Assistant      From October 1999 to present, Director Mutual Fund          9
1111 Polaris Parkway,               Treasurer and    Financial Administration, One Group Administrative
Suite B2                              Assistant      Services, Inc.; December 1998 to October 1999,
Columbus, Ohio 43240                  Secretary      Director, Mutual Fund Financial Administration,
                                      1/1/00 -       Banc One Investment Advisors Corporation; January
                                       present       1995 to December 1998, Vice President and Manager
                                                     of Mutual Fund Accounting, Custody and Financial
                                                     Administration, First Chicago NBD Corporation.


Jessica K. Ditullio           39      Assistant      From January 2000 to present, First Vice President          9
1111 Polaris Parkway,                 Secretary      and Counsel, Bank One Corporation; August 1990 to
Suite B2                              1/1/00 -       January 2000, Counsel, Banc One Corporation.
Columbus, Ohio 43240                   present


Nancy E. Fields               52      Assistant      From October 1999 to present, Director, Mutual Fund         9
1111 Polaris Parkway,                 Secretary      Administration, One Group Administrative Services,
Suite B2                              1/1/00 -       Inc. and Senior Project Manager, Mutual Funds, One
Columbus, Ohio 43240                   present       Group Dealer Services, Inc.; July 1999 to October
                                                     1999, Project Manager, One Group, Banc One
                                                     Investment Advisors Corporation; January 1998 to
                                                     July 1999, Vice President, Ohio Bankers
                                                     Association; July 1990 through December 1997, Vice
                                                     President, Client Services, BISYS Fund Services,
                                                     Inc.


Mark S. Redman                47      Assistant      From February 1989 to present, employee of BISYS            9
1111 Polaris Parkway,                 Secretary      Fund Services, Inc.
Suite B2                              1/1/00 -
Columbus, Ohio 43240                   present

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One Group Investment Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 2001

To the Trustees and Shareholders of
   One Group Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Diversified Mid Cap Portfolio, Large Cap Growth Portfolio, Diversified Equity Portfolio, Equity Index Portfolio, Balanced Portfolio, Bond Portfolio, and Government Bond Portfolio (separate portfolios constituting the One Group Investment Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (other than those financial highlights that have been audited by other independent accountants) in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Mid Cap Value Portfolio, the Diversified Mid Cap Portfolio, the Diversified Equity Portfolio, and the Bond Portfolio for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Chicago, IL
February 13, 2002

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